Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	APARTMENT INVESTMENT & MANAGEMENT CO
Entity Central Index Key	0000922864
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Real estate:
Buildings and improvements	$ 7,100,337	$ 6,911,105
Land	2,108,024	2,091,868
Total real estate	9,208,361	9,002,973
Less accumulated depreciation	(2,821,935)	(2,436,349)
Net real estate ( $846,081 and $835,769 related to VIEs)	6,386,426	6,566,624
Cash and cash equivalents ( $34,808 and $23,366 related to VIEs)	111,325	81,260
Restricted cash ( $55,076 and $56,116 related to VIEs)	200,503	217,821
Accounts receivable, net ( $13,576 and $18,997 related to VIEs)	49,855	59,822
Accounts receivable from affiliates, net	8,392	23,744
Deferred financing costs, net	46,953	49,153
Notes receivable from unconsolidated real estate partnerships, net	10,896	14,295
Notes receivable from non-affiliates, net	126,726	125,269
Investment in unconsolidated real estate partnerships ( $54,374 and $99,460 related to VIEs)	59,282	105,324
Other assets	170,596	185,890
Deferred income tax assets, net	58,736	42,015
Assets held for sale	148,876	435,251
Total assets	7,378,566	7,906,468
LIABILITIES AND EQUITY
Non-recourse property tax-exempt bond financing ( $209,550 and $208,921 related to VIEs)	511,811	572,156
Non-recourse property loans payable ( $428,417 and $377,265 related to VIEs)	4,833,938	4,656,072
Term loan	0	90,000
Other borrowings ( $15,486 and $15,665 related to VIEs)	47,018	53,057
Total indebtedness	5,392,767	5,371,285
Accounts payable	27,322	29,819
Accrued liabilities and other ( $79,170 and $63,456 related to VIEs)	250,103	286,328
Deferred income	150,577	178,616
Security deposits	34,308	33,161
Liabilities related to assets held for sale	113,289	355,900
Total liabilities	5,968,366	6,255,109
Preferred noncontrolling interests in Aimco Operating Partnership	83,428	86,656
Preferred stock subject to repurchase agreement (Note 11)	20,000	30,000
Equity:
Perpetual Preferred Stock (Note 11)	657,601	660,500
Class A Common Stock, $0.01 par value, 422,157,736 and 426,157,736 shares authorized, 117,642,872 and 116,479,791 shares issued and outstanding, at December 31, 2010 and 2009, respectively	1,176	1,165
Additional paid-in capital	3,070,882	3,072,665
Accumulated other comprehensive loss	(2,076)	(1,138)
Notes due on common stock purchases	(586)	(1,392)
Distributions in excess of earnings	(2,680,955)	(2,492,082)
Total Aimco equity	1,046,042	1,239,718
Noncontrolling interests in consolidated real estate partnerships	291,458	316,177
Common noncontrolling interests in Aimco Operating Partnership	(30,728)	(21,192)
Total equity	1,306,772	1,534,703
Total liabilities and equity	$ 7,378,566	$ 7,906,468

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Real estate:
Net real estate related to Variable Interest Entities	$ 846,081	$ 835,769
Cash and cash equivalents related to Variable Interest Entities	34,808	23,366
Restricted cash related to Variable Interest Entities	55,076	56,116
Accounts receivable, net related to Variable Interest Entities	13,576	18,997
Investment in unconsolidated real estate partnerships related to Variable Interest Entities	54,374	99,460
LIABILITIES AND EQUITY
Non-recourse property tax-exempt bond financing related to Variable Interest Entities	209,550	208,921
Non-recourse property loans payable related to Variable Interest Entities	428,417	377,265
Other borrowings related to Variable Interest Entities	15,486	15,665
Accrued liabilities and other related to Variable Interest Entities	$ 79,170	$ 63,456
Equity:
Class A Common Stock, par value	$ 0.01	$ 0.01
Class A Common Stock, shares authorized	422,157,736	426,157,736
Class A Common Stock, shares issued	117,642,872	116,479,791
Class A Common Stock, shares outstanding	117,642,872	116,479,791

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
REVENUES:
Rental and other property revenues	$ 1,074,648	$ 1,049,849	$ 1,047,286
Asset management and tax credit revenues	35,553	49,853	98,830
Total revenues	1,110,201	1,099,702	1,146,116
OPERATING EXPENSES:
Property operating expenses	489,075	491,285	501,707
Investment management expenses	14,487	15,779	24,784
Depreciation and amortization	413,688	417,558	366,645
Provision for operating real estate impairment losses	65	2,329
Provision for impairment losses on real estate development assets			91,138
General and administrative expenses	53,365	56,640	80,376
Other expenses, net	10,420	14,898	21,783
Restructuring costs		11,241	22,802
Total operating expenses	981,100	1,009,730	1,109,235
Operating income	129,101	89,972	36,881
Interest income	11,052	9,058	19,644
Provision for losses on notes receivable, net	(949)	(21,549)	(17,577)
Interest expense	(305,928)	(306,636)	(305,559)
Equity in losses of unconsolidated real estate partnerships	(23,112)	(11,401)	(4,736)
Gain on dispositions of unconsolidated real estate and other, net	10,675	21,570	97,403
Loss before income taxes and discontinued operations	(179,161)	(218,986)	(173,944)
Income tax benefit	18,219	18,647	57,051
Loss from continuing operations	(160,942)	(200,339)	(116,893)
Income from discontinued operations, net	71,318	155,539	743,895
Net (loss) income	(89,624)	(44,800)	627,002
Noncontrolling interests:
Net loss (income) attributable to noncontrolling interests in consolidated real estate partnerships	13,301	(22,541)	(155,727)
Net income attributable to preferred noncontrolling interests in Aimco Operating Partnership	(4,964)	(6,288)	(7,646)
Net loss (income) attributable to common noncontrolling interests in Aimco Operating Partnership	9,559	9,355	(51,622)
Total noncontrolling interests	17,896	(19,474)	(214,995)
Net (loss) income attributable to Aimco	(71,728)	(64,274)	412,007
Net income attributable to Aimco preferred stockholders	(53,590)	(50,566)	(53,708)
Net income attributable to participating securities			(6,985)
Net (loss) income attributable to Aimco common stockholders	$ (125,318)	$ (114,840)	$ 351,314
Earnings (loss) per common share - basic and diluted:
Loss from continuing operations attributable to Aimco common stockholders	$ (1.44)	$ (1.77)	$ (2.09)
Income from discontinued operations attributable to Aimco common stockholders	$ 0.36	$ 0.77	$ 6.05
Net (loss) income attributable to Aimco common stockholders	$ (1.08)	$ (1)	$ 3.96
Weighted average common shares outstanding - basic and diluted	116,369	114,301	88,690

Consolidated Statements of Equity (USD $) In Thousands	Total	Common Stock	Preferred Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Notes Due on Common Stock Purchases	Distributions in Excess of Earnings	Total Aimco Equity	Noncontrolling Interests
Beginning balances at Dec. 31, 2007	$ 2,048,356	$ 915	$ 723,500	$ 2,873,033	$ (684)	$ (5,441)	$ (2,019,718)	$ 1,571,605	$ 476,751
Beginning balances, shares at Dec. 31, 2007		91,551	24,940
Repurchase of Preferred Stock	(24,840)		(27,000)	678			1,482	(24,840)
Redemption or Conversion of Aimco Operating Partnership units for Common Stock		1		4,181				4,182	(4,182)
Redemption or Conversion of Aimco Operating Partnership units for Common Stock, shares		114
Repurchases of Common Stock and common partnership units	(476,724)	(139)		(473,393)				(473,532)	(3,192)
Repurchases of Common Stock and common partnership units, shares		(13,919)
Repayment of notes receivable from officers	1,458					1,458		1,458
Officer and employee stock awards and purchases and forfeitures, net	1,028	1		651		376		1,028
Officer and employee stock awards and purchases and forfeitures, net, shares		106
Amortization of stock option and restricted stock compensation cost	17,603			17,603				17,603
Common Stock issued pursuant to Special Dividends	487,477	228		487,249				487,477
Common Stock issued pursuant to Special Dividends, shares		22,780
Contributions from noncontrolling interests	6,854								6,854
Adjustment to noncontrolling interests from consolidation of entities	14,969								14,969
Change in accumulated other comprehensive loss	(1,375)				(1,565)			(1,565)	190
Net income (loss)	619,356						412,007	412,007	207,349
Distributions to noncontrolling interests	(318,014)								(318,014)
Common Stock dividends	(674,185)						(674,185)	(674,185)
Preferred Stock dividends	(55,214)						(55,214)	(55,214)
Ending balances at Dec. 31, 2008	1,646,749	1,006	696,500	2,910,002	(2,249)	(3,607)	(2,335,628)	1,266,024	380,725
Ending balances, shares at Dec. 31, 2008		100,632	24,940
Repurchase of Preferred Stock	(4,049)		(6,000)	151			1,800	(4,049)
Reclassification of preferred stock to temporary equity	(30,000)		(30,000)					(30,000)
Redemption or Conversion of Aimco Operating Partnership units for Common Stock		5		7,080				7,085	(7,085)
Redemption or Conversion of Aimco Operating Partnership units for Common Stock, shares		527
Repurchases of Common Stock and common partnership units	(980)								(980)
Repayment of notes receivable from officers	763					763		763
Officer and employee stock awards and purchases and forfeitures, net	(26)	(2)		(1,476)		1,452		(26)
Officer and employee stock awards and purchases and forfeitures, net, shares		(227)
Amortization of stock option and restricted stock compensation cost	8,007			8,007				8,007
Common Stock issued pursuant to Special Dividends	148,746	156		148,590				148,746
Common Stock issued pursuant to Special Dividends, shares		15,548
Expense for dividends on forfeited shares and other	2,238			311			2,917	3,228	(990)
Contributions from noncontrolling interests	5,535								5,535
Adjustment to noncontrolling interests from consolidation of entities	(1,151)								(1,151)
Change in accumulated other comprehensive loss	1,408				1,111			1,111	297
Net income (loss)	(51,088)						(64,274)	(64,274)	13,186
Distributions to noncontrolling interests	(94,552)								(94,552)
Common Stock dividends	(46,202)						(46,202)	(46,202)
Preferred Stock dividends	(50,695)						(50,695)	(50,695)
Ending balances at Dec. 31, 2009	1,534,703	1,165	660,500	3,072,665	(1,138)	(1,392)	(2,492,082)	1,239,718	294,985
Ending balances, shares at Dec. 31, 2009		116,480	24,940
Issuance of Preferred Stock	94,755		98,101	(3,346)				94,755
Issuance of Preferred Stock, shares			4,000
Repurchase of Preferred Stock	(98,000)		(101,000)	4,511			(1,511)	(98,000)
Repurchase of Preferred Stock, shares			(4,040)
Issuance of Common Stock	14,046	6		14,040				14,046
Issuance of Common Stock, shares		600
Aimco Operating Partnership units issued in exchange for noncontrolling interests in consolidated real estate partnerships	6,854								6,854
Redemption or Conversion of Aimco Operating Partnership units for Common Stock	(3,571)								(3,571)
Repayment of notes receivable from officers	577			4		573		577
Officer and employee stock awards and purchases and forfeitures, net	2,176	5		1,920		251		2,176
Officer and employee stock awards and purchases and forfeitures, net, shares		555
Amortization of stock option and restricted stock compensation cost	8,182			8,182				8,182
Contributions from noncontrolling interests	7,422								7,422
Adjustment to noncontrolling interests from consolidation of entities	6,324								6,324
Adjustment to noncontrolling interests related to revision of investment balances (Note 2)	(38,718)								(38,718)
Effect of changes in ownership for consolidated entities (Note 3)	(21,858)			(27,391)				(27,391)	5,533
Cumulative effect of a change in accounting principle (Note 2)	23,155						(27,724)	(27,724)	50,879
Change in accumulated other comprehensive loss	(1,105)				(938)			(938)	(167)
Other, net	1,404			297		(18)	(751)	(472)	1,876
Other, net, shares		8
Net income (loss)	(94,588)						(71,728)	(71,728)	(22,860)
Distributions to noncontrolling interests	(47,827)								(47,827)
Common Stock dividends	(35,080)						(35,080)	(35,080)
Preferred Stock dividends	(52,079)						(52,079)	(52,079)
Ending balances at Dec. 31, 2010	$ 1,306,772	$ 1,176	$ 657,601	$ 3,070,882	$ (2,076)	$ (586)	$ (2,680,955)	$ 1,046,042	$ 260,730
Ending balances, shares at Dec. 31, 2010		117,643	24,900

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$ (89,624)	$ (44,800)	$ 627,002
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	413,688	417,558	366,645
Provision for impairment losses on real estate development assets			91,138
Provision for operating real estate impairment losses	65	2,329
Equity in losses of unconsolidated real estate partnerships	23,112	11,401	4,736
Gain on dispositions of unconsolidated real estate and other	(10,675)	(21,570)	(97,403)
Income tax benefit	(18,219)	(18,647)	(57,051)
Stock-based compensation expense	7,331	6,666	13,833
Amortization of deferred loan costs and other	9,742	10,399	9,432
Distributions of earnings from unconsolidated entities	1,231	4,893	14,619
Discontinued operations:
Depreciation and amortization	23,145	78,010	148,903
Gain on disposition of real estate	(94,901)	(221,770)	(800,270)
Other adjustments to income from discontinued operations	20,283	53,691	71,062
Changes in operating assets and operating liabilities:
Accounts receivable	25,561	27,067	4,848
Other assets	16,567	18,954	75,211
Accounts payable, accrued liabilities and other	(69,806)	(90,369)	(32,337)
Total adjustments	347,124	278,612	(186,634)
Net cash provided by operating activities	257,500	233,812	440,368
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of real estate			(112,655)
Capital expenditures	(178,929)	(300,344)	(665,233)
Proceeds from dispositions of real estate	218,571	875,931	2,060,344
Proceeds from sale of interests and distributions from real estate partnerships	19,707	25,067	94,277
Purchases of partnership interests and other assets	(9,399)	(6,842)	(28,121)
Originations of notes receivable	(1,190)	(5,778)	(6,911)
Proceeds from repayment of notes receivable	5,699	5,264	8,929
Net increase in cash from consolidation and deconsolidation of entities	13,128	98	241
Other investing activities	18,788	36,858	(6,002)
Net cash provided by investing activities	86,375	630,254	1,344,869
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from property loans	449,384	772,443	949,549
Principal repayments on property loans	(426,662)	(1,076,318)	(1,291,543)
Proceeds from tax-exempt bond financing		15,727	50,100
Principal repayments on tax-exempt bond financing	(66,466)	(157,862)	(217,361)
Payments on term loans	(90,000)	(310,000)	(75,000)
(Payments on) proceeds from other borrowings	(13,469)	(40,085)	21,367
Proceeds from issuance of preferred stock	96,110
Proceeds from issuance of Common Stock	14,350
Repurchases and redemptions of preferred stock	(108,000)	(4,200)	(24,840)
Repurchases of Class A Common Stock			(502,296)
Proceeds from Class A Common Stock option exercises	1,806		481
Payment of Class A Common Stock dividends	(46,729)	(95,335)	(212,286)
Payment of preferred stock dividends	(53,435)	(52,215)	(55,215)
Payment of distributions to noncontrolling interests	(54,557)	(120,361)	(330,582)
Other financing activities	(16,142)	(14,276)	(8,396)
Net cash used in financing activities	(313,810)	(1,082,482)	(1,696,022)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	30,065	(218,416)	89,215
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	81,260	299,676	210,461
CASH AND CASH EQUIVALENTS AT END OF YEAR	111,325	81,260	299,676
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	311,432	348,341	434,645
Cash paid for income taxes	1,899	4,560	13,780
Non-cash transactions associated with the disposition of real estate:
Secured debt assumed in connection with the disposition of real estate	157,629	314,265	157,394
Issuance of notes receivable in connection with the disposition of real estate	4,544	3,605	10,372
Non-cash transactions associated with consolidation and deconsolidation of real estate partnerships:
Real estate, net	80,629	6,058	25,830
Investments in and notes receivable primarily from affiliated entities	41,903	4,326	4,497
Restricted cash and other assets	3,290	(1,682)	5,483
Non-recourse debt	61,211	2,031	22,036
Noncontrolling interests in consolidated real estate partnerships	57,099	2,225	11,896
Accounts payable, accrued and other liabilities	20,640	4,544	2,124
Other non-cash transactions:
Redemption of common OP Units for Class A Common Stock		7,085	4,182
Cancellation of notes receivable from officers for Class A Common Stock purchases	(251)	(1,452)	(385)
Common Stock issued pursuant to special dividends (Note 11)		(148,746)	(487,477)
Issuance of common OP Units for acquisition of noncontrolling interests in consolidated real estate partnerships (Note 3)	$ 6,854

Organization	12 Months Ended
Dec. 31, 2010
Organization [Abstract]
Organization
NOTE 1 — Organization
Apartment Investment and Management Company, or Aimco, is a Maryland corporation incorporated on January 10, 1994. We are a self-administered and self-managed real estate investment trust, or REIT. Our principal financial objective is to provide predictable and attractive returns to our stockholders. Our business plan to achieve this objective is to:
•
own and operate a broadly diversified portfolio of primarily class “B/B+” assets (defined below) with properties concentrated in the 20 largest markets in the United States (as measured by total apartment value, which is the estimated total market value of apartment properties in a particular market);

•
improve our portfolio by selling assets with lower projected returns and reinvesting those proceeds through the purchase of new assets or additional investment in existing assets in our portfolio, including increased ownership or redevelopment; and

•	provide financial leverage primarily by the use of non-recourse, long-dated, fixed-rate property debt and perpetual preferred equity.
As of December 31, 2010, we:
•	owned an equity interest in 219 conventional real estate properties with 68,972 units;
•	owned an equity interest in 228 affordable real estate properties with 26,540 units; and
•
provided services for or managed 27,182 units in 321 properties, primarily pursuant to long-term asset management agreements. In certain cases, we may indirectly own generally less than one percent of the operations of such properties through a syndication or other fund.

Of these properties, we consolidated 217 conventional properties with 67,668 units and 182 affordable properties with 22,207 units. These conventional and affordable properties generated 88% and 12%, respectively, of our proportionate property net operating income (as defined in Note 17) during the year ended December 31, 2010. Any reference to the number of properties or units is unaudited.
For conventional assets, we focus on the ownership of primarily B/B+ assets. We measure conventional property asset quality based on average rents of our units compared to local market average rents as reported by a third-party provider of commercial real estate performance and analysis, with A-quality assets earning rents greater than 125% of local market average, B-quality assets earning rents 90% to 125% of local market average and C-quality assets earning rents less than 90% of local market average. We classify as B/B+ those assets earning rents ranging from 100% to 125% of local market average. Although some companies and analysts within the multifamily real estate industry use asset class ratings of A, B and C, some of which are tied to local market rent averages, the metrics used to classify asset quality as well as the timing for which local markets rents are calculated may vary from company to company. Accordingly, our rating system for measuring asset quality is neither broadly nor consistently used in the multifamily real estate industry.
Through our wholly-owned subsidiaries, AIMCO-GP, Inc. and AIMCO-LP Trust, we own a majority of the ownership interests in AIMCO Properties, L.P., which we refer to as the Aimco Operating Partnership. As of December 31, 2010, we held an interest of approximately 93% in the common partnership units and equivalents of the Aimco Operating Partnership. We conduct substantially all of our business and own substantially all of our assets through the Aimco Operating Partnership. Interests in the Aimco Operating Partnership that are held by limited partners other than Aimco are referred to as “OP Units.” OP Units include common partnership units, high performance partnership units and partnership preferred units, which we refer to as common OP Units, High Performance Units and preferred OP Units, respectively. At December 31, 2010, 117,642,872 shares of our Common Stock were outstanding and the Aimco Operating Partnership had 8,470,013 common partnership units and equivalents outstanding for a combined total of 126,112,885 shares of Common Stock, common partnership units and equivalents outstanding.
Except as the context otherwise requires, “we,” “our,” “us” and the “Company” refer to Aimco, the Aimco Operating Partnership and their consolidated entities, collectively.

Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies
NOTE 2 — Basis of Presentation and Summary of Significant Accounting Policies
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Aimco, the Aimco Operating Partnership, and their consolidated entities. We consolidate all variable interest entities for which we are the primary beneficiary. Generally, we consolidate real estate partnerships and other entities that are not variable interest entities when we own, directly or indirectly, a majority voting interest in the entity or are otherwise able to control the entity. All significant intercompany balances and transactions have been eliminated in consolidation.
Interests in the Aimco Operating Partnership that are held by limited partners other than Aimco are reflected in the accompanying balance sheets as noncontrolling interests in Aimco Operating Partnership. Interests in partnerships consolidated into the Aimco Operating Partnership that are held by third parties are reflected in the accompanying balance sheets as noncontrolling interests in consolidated real estate partnerships. The assets of consolidated real estate partnerships owned or controlled by us generally are not available to pay creditors of Aimco or the Aimco Operating Partnership.
As used herein, and except where the context otherwise requires, “partnership” refers to a limited partnership or a limited liability company and “partner” refers to a partner in a limited partnership or a member in a limited liability company.
Variable Interest Entities
We consolidate all variable interest entities for which we are the primary beneficiary. Generally, a variable interest entity, or VIE, is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support; (b) as a group, the holders of the equity investment at risk lack (i) the ability to make decisions about an entity’s activities through voting or similar rights, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; or (c) the equity investors have voting rights that are not proportional to their economic interests and substantially all of the entity’s activities either involve, or are conducted on behalf of, an investor that has disproportionately few voting rights.
Effective January 1, 2010, we adopted the provisions of FASB Accounting Standards Update 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, or ASU 2009-17, on a prospective basis. ASU 2009-17, which modified the guidance in FASB ASC Topic 810, introduced a more qualitative approach to evaluating VIEs for consolidation and requires a company to perform an analysis to determine whether its variable interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the entity that has (a) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (b) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In determining whether it has the power to direct the activities of the VIE that most significantly affect the VIE’s performance, ASU 2009-17 requires a company to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed, requires continuous reassessment of primary beneficiary status rather than periodic, event-driven assessments as previously required, and incorporates expanded disclosure requirements.
In determining whether we are the primary beneficiary of a VIE, we consider qualitative and quantitative factors, including, but not limited to: which activities most significantly impact the VIEs economic performance and which party controls such activities; the amount and characteristics of our investment; the obligation or likelihood for us or other investors to provide financial support; and the similarity with and significance to the business activities of us and the other investors. Significant judgments related to these determinations include estimates about the current and future fair values and performance of real estate held by these VIEs and general market conditions.
As a result of our adoption of ASU 2009-17, we concluded we are the primary beneficiary of, and therefore consolidated, 49 previously unconsolidated partnerships. Those partnerships own, or control other entities that own, 31 apartment properties. Our direct and indirect interests in the profits and losses of those partnerships range from less than 1% to 35%, and average approximately 7%. We applied the practicability exception for initial measurement of consolidated VIEs to partnerships that own 13 properties and accordingly recognized the consolidated assets, liabilities and noncontrolling interests at fair value effective January 1, 2010 (refer to the Fair Value Measurements section for further information regarding certain of the fair value amounts recognized upon consolidation). We deconsolidated partnerships that own ten apartment properties in which we hold an average interest of approximately 55%. The initial consolidation and deconsolidation of these partnerships resulted in increases (decreases), net of intercompany eliminations, in amounts included in our consolidated balance sheet as of January 1, 2010, as follows (in thousands):

	Consolidation	Deconsolidation
Real estate, net	$143,986	$(86,151)
Cash and cash equivalents and restricted cash	25,056	(7,425)
Accounts and notes receivable	(12,249)	6,002
Investment in unconsolidated real estate partnerships	31,579	11,302
Other assets	3,870	(1,084)

Total assets	$192,242	$(77,356)

Total indebtedness	$129,164	$(56,938)
Accrued and other liabilities	34,426	(14,921)

Total liabilities	163,590	(71,859)

Cumulative effect of a change in accounting principle:
Noncontrolling interests	59,380	(8,501)
Aimco	(30,728)	3,004

Total equity	28,652	(5,497)

Total liabilities and equity	$192,242	$(77,356)

In periods prior to 2009, when consolidated real estate partnerships made cash distributions to partners in excess of the carrying amount of the noncontrolling interest, we generally recorded a charge to earnings equal to the amount of such excess distribution, even though there was no economic effect or cost. Also prior to 2009, we allocated the noncontrolling partners’ share of partnership losses to noncontrolling partners to the extent of the carrying amount of the noncontrolling interest. Consolidation of a partnership does not ordinarily result in a change to the net amount of partnership income or loss that is recognized using the equity method. However, prior to 2009, when a partnership had a deficit in equity, accounting principles generally accepted in the United States of America, or GAAP, may have required the controlling partner that consolidates the partnership to recognize any losses that would otherwise be allocated to noncontrolling partners, in addition to the controlling partner’s share of losses. Certain of the partnerships that we consolidated in accordance with ASU 2009-17 had deficits in equity that resulted from losses or deficit distributions during prior periods when we accounted for our investment using the equity method. We would have been required to recognize the noncontrolling partners’ share of those losses had we consolidated those partnerships in those periods prior to 2009. In accordance with our prospective transition method for the adoption of ASU 2009-17 related to our consolidation of previously unconsolidated partnerships, we recorded a  $30.7 million charge to our equity, the majority of which was attributed to the cumulative amount of additional losses that we would have recognized had we applied ASU 2009-17 in periods prior to 2009. Substantially all of those losses were attributable to real estate depreciation expense.
Our consolidated statements of operations for the year ended December 31, 2010, include the following amounts for the entities and related real estate properties consolidated as of January 1, 2010 (for both continuing and discontinued operations), in accordance with ASU 2009-17 (in thousands):

2010
Rental and other property revenues	$32,216
Property operating expenses	(19,192)
Depreciation and amortization	(10,624)
Other expenses	(2,038)

Operating income	362
Interest income	33
Interest expense	(8,370)
Equity in losses of unconsolidated real estate partnerships	(17,895)
Gain on disposition of unconsolidated real estate and other	7,360

Net loss	(18,510)
Net loss attributable to noncontrolling interests in consolidated real estate partnerships	19,328
Net income attributable to noncontrolling interests in the Aimco Operating Partnership	(57)

Net income attributable to Aimco	$761

Our equity in the results of operations of the partnerships and related properties we deconsolidated in connection with our adoption of ASU 2009-17 is included in equity in earnings or losses of unconsolidated real estate partnerships in our consolidated statements of operations for the year ended December 31, 2010. The amounts related to these entities are not significant.
As of December 31, 2010, we were the primary beneficiary of, and therefore consolidated, approximately 137 VIEs, which owned 96 apartment properties with 14,054 units (inclusive of properties sold or classified as held for sale through June 30, 2011). Real estate with a carrying value of  $867.1 million collateralized  $654.3 million of debt of those VIEs. Any significant amounts of assets and liabilities related to our consolidated VIEs are identified parenthetically on our accompanying condensed consolidated balance sheets. The creditors of the consolidated VIEs do not have recourse to our general credit.
As of December 31, 2010, we also held variable interests in 276 VIEs for which we were not the primary beneficiary. Those VIEs consist primarily of partnerships that are engaged, directly or indirectly, in the ownership and management of 329 apartment properties with 20,570 units. We are involved with those VIEs as an equity holder, lender, management agent, or through other contractual relationships. The majority of our investments in unconsolidated VIEs, or approximately  $48.9 million at December 31, 2010, are held through consolidated investment partnerships that are VIEs and in which we generally hold a 1% or less general partner or equivalent interest. Accordingly, substantially all of the investment balances related to these unconsolidated VIEs are attributed to the noncontrolling interests in the consolidated investment partnerships that hold the investments in these unconsolidated VIEs. Our maximum risk of loss related to our investment in these VIEs is generally limited to our equity interest in the consolidated investment partnerships, which is insignificant. The remainder of our investment in unconsolidated VIEs, or approximately  $5.5 million at December 31, 2010, is held through consolidated investment partnerships that are VIEs and in which we hold substantially all of the economic interests. Our maximum risk of loss related to our investment in these VIEs is limited to our  $5.5 million recorded investment in such entities.
In addition to our investments in unconsolidated VIEs discussed above, at December 31, 2010, we had in aggregate  $101.7 million of receivables from unconsolidated VIEs and we had a contractual obligation to advance funds to certain unconsolidated VIEs totaling  $3.8 million. Our maximum risk of loss associated with our lending and management activities related to these unconsolidated VIEs is limited to these amounts. We may be subject to additional losses to the extent of any receivables relating to future provision of services to these entities or financial support that we voluntarily provide.
Acquisition of Real Estate Assets and Related Depreciation and Amortization
We adopted the provisions of FASB Statement of Financial Accounting Standards No. 141(R), Business Combinations — a replacement of FASB Statement No. 141, or SFAS 141(R), which are codified in FASB ASC Topic 805, effective January 1, 2009. These provisions apply to all transactions or events in which an entity obtains control of one or more businesses, including those effected without the transfer of consideration, for example, by contract or through a lapse of minority veto rights. These provisions require the acquiring entity in a business combination to recognize the full fair value of assets acquired and liabilities assumed in the transaction (whether a full or partial acquisition); establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and require expensing of most transaction and restructuring costs.
We believe most operating real estate assets meet SFAS 141(R)’s revised definition of a business. Accordingly, in connection with our 2009 adoption of SFAS 141(R), we retroactively adjusted our results of operations for the year ended December 31, 2008, to expense  $3.5 million of transaction costs incurred prior to December 31, 2008. This retroactive adjustment is reflected in investment management expenses in our accompanying consolidated statements of operations and reduced basic and diluted earnings per share amounts by  $0.04 for the year ended December 31, 2008.
Effective January 1, 2009, we recognize at fair value the acquisition of properties or interests in partnerships that own properties if the transaction results in consolidation and we expense as incurred most related transaction costs. We allocate the cost of acquired properties to tangible assets and identified intangible assets based on their fair values. We determine the fair value of tangible assets, such as land, building, furniture, fixtures and equipment, generally using internal valuation techniques that consider comparable market transactions, discounted cash flow techniques, replacement costs and other available information. We determine the fair value of identified intangible assets (or liabilities), which typically relate to in-place leases, using internal valuation techniques that consider the terms of the in- place leases, current market data for comparable leases, and our experience in leasing similar properties. The intangible assets or liabilities related to in-place leases are comprised of:
1.
The value of the above- and below-market leases in-place. An asset or liability is recognized based on the difference between (a) the contractual amounts to be paid pursuant to the in-place leases and (b) our estimate of fair market lease rates for the corresponding in-place leases, measured over the period, including estimated lease renewals for below-market leases, that the leases are expected to remain in effect.

2.	The estimated unamortized portion of avoided leasing commissions and other costs that ordinarily would be incurred to acquire the in-place leases.
3.
The value associated with vacant units during the absorption period (estimates of lost rental revenue during the expected lease-up periods based on current market demand and stabilized occupancy levels).

The values of the above- and below-market leases are amortized to rental revenue over the expected remaining terms of the associated leases, which include reasonably assured renewal periods. Other intangible assets related to in-place leases are amortized to depreciation and amortization over the expected remaining terms of the associated leases. Amortization is adjusted, as necessary, to reflect any early lease terminations that were not anticipated in determining amortization periods.
Depreciation for all tangible real estate assets is calculated using the straight-line method over their estimated useful lives. Acquired buildings and improvements are depreciated over a composite life of 14 to 52 years, based on the age, condition and other physical characteristics of the property. As discussed under Impairment of Long Lived Assets below, we may adjust depreciation of properties that are expected to be disposed of or demolished prior to the end of their useful lives. Furniture, fixtures and equipment associated with acquired properties are depreciated over five years.
At December 31, 2010 and 2009, deferred income in our consolidated balance sheets includes below-market lease amounts totaling  $27.9 million and  $31.8 million, respectively, which are net of accumulated amortization of  $24.9 million and  $21.0 million, respectively. During the years ended December 31, 2010, 2009 and 2008, we included amortization of below-market leases of  $3.9 million,  $4.4 million and  $4.4 million, respectively, in rental and other property revenues in our consolidated statements of operations. At December 31, 2010, our below-market leases had a weighted average amortization period of 7.0 years and estimated aggregate amortization for each of the five succeeding years as follows (in millions):

	2011	2012	2013	2014	2015

Estimated amortization	$3.6	$3.2	$2.8	$2.5	$2.3
Capital Additions and Related Depreciation
We capitalize costs, including certain indirect costs, incurred in connection with our capital additions activities, including redevelopment and construction projects, other tangible property improvements, and replacements of existing property components. Included in these capitalized costs are payroll costs associated with time spent by site employees in connection with the planning, execution and control of all capital additions activities at the property level. We characterize as “indirect costs” an allocation of certain department costs, including payroll, at the area operations and corporate levels that clearly relate to capital additions activities. We capitalize interest, property taxes and insurance during periods in which redevelopment and construction projects are in progress. We charge to expense as incurred costs that do not relate to capital expenditure activities, including ordinary repairs, maintenance, resident turnover costs and general and administrative expenses.
We depreciate capitalized costs using the straight-line method over the estimated useful life of the related component or improvement, which is generally five, 15 or 30 years. All capitalized site payroll and indirect costs are allocated proportionately, based on direct costs, among capital projects and depreciated over the estimated useful lives of such projects.
Certain homogeneous items that are purchased in bulk on a recurring basis, such as carpeting and appliances, are depreciated using group methods that reflect the average estimated useful life of the items in each group. Except in the case of property casualties, where the net book value of lost property is written off in the determination of casualty gains or losses, we generally do not recognize any loss in connection with the replacement of an existing property component because normal replacements are considered in determining the estimated useful lives used in connection with our composite and group depreciation methods.
For the years ended December 31, 2010, 2009 and 2008, for continuing and discontinued operations, we capitalized  $11.6 million,  $9.8 million and  $25.7 million of interest costs, respectively, and  $25.3 million,  $40.0 million and  $78.1 million of site payroll and indirect costs, respectively.
Impairment of Long-Lived Assets
Real estate and other long-lived assets to be held and used are stated at cost, less accumulated depreciation and amortization, unless the carrying amount of the asset is not recoverable. If events or circumstances indicate that the carrying amount of a property may not be recoverable, we make an assessment of its recoverability by comparing the carrying amount to our estimate of the undiscounted future cash flows, excluding interest charges, of the property. If the carrying amount exceeds the aggregate undiscounted future cash flows, we recognize an impairment loss to the extent the carrying amount exceeds the estimated fair value of the property.
In connection with the preparation of our 2008 annual financial statements, we assessed the recoverability of our investment in our Lincoln Place property, located in Venice, California. Based upon the declines in land values in Southern California during 2008 and the expected timing of our redevelopment efforts, we determined that the total carrying amount of the property was no longer probable of full recovery and, accordingly, during the three months ended December 31, 2008, recognized an impairment loss of  $85.4 million ( $55.6 million net of tax).
Similarly, we assessed the recoverability of our investment in Pacific Bay Vistas (formerly Treetops), a vacant property located in San Bruno, California, and determined that the carrying amount of the property was no longer probable of full recovery and, accordingly, we recognized an impairment loss of  $5.7 million for this property during the three months ended December 31, 2008.
In addition to the impairments of Lincoln Place and Pacific Bay Vistas, based on periodic tests of recoverability of long-lived assets, for the years ended December 31, 2010 and 2009, we recorded real estate impairment losses of  $0.1 million and  $2.3 million, respectively, related to properties classified as held for use. For the year ended December 31, 2008, we recorded no similar impairment losses related to properties classified as held for use.
We report impairment losses or recoveries related to properties sold or classified as held for sale in discontinued operations.
Our tests of recoverability address real estate assets that do not currently meet all conditions to be classified as held for sale, but are expected to be disposed of prior to the end of their estimated useful lives. If an impairment loss is not required to be recorded, the recognition of depreciation is adjusted prospectively, as necessary, to reduce the carrying amount of the real estate to its estimated disposition value over the remaining period that the real estate is expected to be held and used. We also may adjust depreciation prospectively to reduce to zero the carrying amount of buildings that we plan to demolish in connection with a redevelopment project. These depreciation adjustments, after adjustments for noncontrolling interests, decreased net income available to Aimco common stockholders by  $0.2 million,  $18.3 million and  $10.7 million, and resulted in decreases in basic and diluted earnings per share of less than  $0.01,  $0.16 and  $0.12, for the years ended December 31, 2010, 2009 and 2008, respectively.
Cash Equivalents
We classify highly liquid investments with an original maturity of three months or less as cash equivalents.
Restricted Cash
Restricted cash includes capital replacement reserves, completion repair reserves, bond sinking fund amounts and tax and insurance escrow accounts held by lenders.
Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are generally comprised of amounts receivable from residents, amounts receivable from non-affiliated real estate partnerships for which we provide property management and other services and other miscellaneous receivables from non-affiliated entities. We evaluate collectibility of accounts receivable from residents and establish an allowance, after the application of security deposits and other anticipated recoveries, for accounts greater than 30 days past due for current residents and all receivables due from former residents. Accounts receivable from residents are stated net of allowances for doubtful accounts of approximately  $2.1 million and  $1.4 million as of December 31, 2010 and 2009, respectively.
We evaluate collectibility of accounts receivable from non-affiliated entities and establish an allowance for amounts that are considered to be uncollectible. Accounts receivable relating to non-affiliated entities are stated net of allowances for doubtful accounts of approximately  $1.0 million and  $0.3 million as of December 31, 2010 and 2009, respectively.
Accounts Receivable and Allowance for Doubtful Accounts from Affiliates
Accounts receivable from affiliates are generally comprised of receivables related to property management and other services provided to unconsolidated real estate partnerships in which we have an ownership interest. We evaluate collectibility of accounts receivable balances from affiliates on a periodic basis, and establish an allowance for the amounts deemed to be uncollectible. Accounts receivable from affiliates are stated net of allowances for doubtful accounts of approximately  $1.5 million and  $1.9 million as of December 31, 2010 and 2009, respectively.
Deferred Costs
We defer lender fees and other direct costs incurred in obtaining new financing and amortize the amounts over the terms of the related loan agreements. Amortization of these costs is included in interest expense.
We defer leasing commissions and other direct costs incurred in connection with successful leasing efforts and amortize the costs over the terms of the related leases. Amortization of these costs is included in depreciation and amortization.
Notes Receivable from Unconsolidated Real Estate Partnerships and Non-Affiliates and Related Interest Income and Provision for Losses
Notes receivable from unconsolidated real estate partnerships and from non-affiliates represent our two portfolio segments, as defined in FASB Accounting Standards Update 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, that we use to evaluate for potential loan loss. Notes receivable from unconsolidated real estate partnerships consist primarily of notes receivable from partnerships in which we are the general partner but do not consolidate the partnership. These loans are typically due on demand, have no stated maturity date and may not require current payments of principal or interest. Notes receivable from non-affiliates have stated maturity dates and may require current payments of principal and interest. Repayment of these notes is subject to a number of variables, including the performance and value of the underlying real estate properties and the claims of unaffiliated mortgage lenders, which are generally senior to our claims. Our notes receivable consist of two classes: loans extended by us that we carry at the face amount plus accrued interest, which we refer to as “par value notes;” and loans extended by predecessors whose positions we generally acquired at a discount, which we refer to as “discounted notes.”
We record interest income on par value notes as earned in accordance with the terms of the related loan agreements. We discontinue the accrual of interest on such notes when the notes are impaired, as discussed below, or when there is otherwise significant uncertainty as to the collection of interest. We record income on such nonaccrual loans using the cost recovery method, under which we apply cash receipts first to the recorded amount of the loan; thereafter, any additional receipts are recognized as income.
We recognize interest income on discounted notes receivable based upon whether the amount and timing of collections are both probable and reasonably estimable. We consider collections to be probable and reasonably estimable when the borrower has closed or entered into certain pending transactions (which include real estate sales, refinancings, foreclosures and rights offerings) that provide a reliable source of repayment. In such instances, we recognize accretion income, on a prospective basis using the effective interest method over the estimated remaining term of the loans, equal to the difference between the carrying amount of the discounted notes and the estimated collectible value. We record income on all other discounted notes using the cost recovery method.
We assess the collectibility of notes receivable on a periodic basis, which assessment consists primarily of an evaluation of cash flow projections of the borrower to determine whether estimated cash flows are sufficient to repay principal and interest in accordance with the contractual terms of the note. We update our cash flow projections of the borrowers annually, and more frequently for certain loans depending on facts and circumstances. We recognize impairments on notes receivable when it is probable that principal and interest will not be received in accordance with the contractual terms of the loan. Factors that affect this assessment include the fair value of the partnership’s real estate, pending transactions to refinance the partnership’s senior obligations or sell the partnership’s real estate, and market conditions (current and forecasted) related to a particular asset. The amount of the impairment to be recognized generally is based on the fair value of the partnership’s real estate that represents the primary source of loan repayment. In certain instances where other sources of cash flow are available to repay the loan, the impairment is measured by discounting the estimated cash flows at the loan’s original effective interest rate. See Note 5 for further discussion of our notes receivable.
Investments in Unconsolidated Real Estate Partnerships
We own general and limited partner interests in partnerships that either directly, or through interests in other real estate partnerships, own apartment properties. We generally account for investments in real estate partnerships that we do not consolidate under the equity method. Under the equity method, our share of the earnings or losses of the entity for the periods being presented is included in equity in earnings (losses) from unconsolidated real estate partnerships, inclusive of our share of impairments and property disposition gains recognized by and related to such entities. Certain investments in real estate partnerships that were acquired in business combinations were determined to have insignificant value at the acquisition date and are accounted for under the cost method. Any distributions received from such partnerships are recognized as income when received.
The excess of the cost of the acquired partnership interests over the historical carrying amount of partners’ equity or deficit is ascribed generally to the fair values of land and buildings owned by the partnerships. We amortize the excess cost related to the buildings over the estimated useful lives of the buildings. Such amortization is recorded as a component of equity in earnings (losses) of unconsolidated real estate partnerships. See Note 4 for further discussion of Investments in Unconsolidated Real Estate Partnerships.
Intangible Assets
At December 31, 2010 and 2009, other assets included goodwill associated with our reportable segments of  $67.1 million and  $71.8 million, respectively. We perform an annual impairment test of goodwill that compares the fair value of reporting units with their carrying amounts, including goodwill. We determined that our goodwill was not impaired in 2010, 2009 or 2008.
During the years ended December 31, 2010 and 2009, we allocated  $4.7 million and  $10.1 million, respectively, of goodwill related to our reportable segments (conventional and affordable real estate operations) to the carrying amounts of the properties sold or classified as held for sale during those periods. The amounts of goodwill allocated to these properties were based on the relative fair values of the properties sold or classified as held for sale and the retained portions of the reporting units to which the goodwill as allocated. During 2008, we did not allocate any goodwill to properties sold or classified as held for sale as real estate properties were not considered businesses under then applicable GAAP.
Other assets also includes intangible assets for purchased management contracts with finite lives that we amortize on a straight-line basis over terms ranging from five to 20 years and intangible assets for in-place leases as discussed under Acquisition of Real Estate Assets and Related Depreciation and Amortization.
Capitalized Software Costs
Purchased software and other costs related to software developed for internal use are capitalized during the application development stage and are amortized using the straight-line method over the estimated useful life of the software, generally five years. We write-off the costs of software development projects when it is no longer probable that the software will be completed and placed in service. For the years ended December 31, 2010, 2009 and 2008, we capitalized software development costs totaling  $8.7 million,  $5.6 million and  $20.9 million, respectively. At December 31, 2010 and 2009, other assets included  $28.1 million and  $29.7 million of net capitalized software, respectively. During the years ended December 31, 2010, 2009 and 2008, we recognized amortization of capitalized software of  $10.2 million,  $11.5 million and  $10.0 million, respectively, which is included in depreciation and amortization in our consolidated statements of operations.
During the year ended December 31, 2008, we reassessed our approach to communication technology needs at our properties, which resulted in the discontinuation of an infrastructure project and a  $5.4 million write-off of related hardware and capitalized internal and consulting costs included in other assets. The write-off, which is net of sales proceeds, is included in other expenses, net. During the year ended December 31, 2008, we additionally recorded a  $1.6 million write-off of certain software and hardware assets that are no longer consistent with our information technology strategy. This write-off is included in depreciation and amortization. There were no similar write-offs during the years ended December 31, 2010 or 2009.
Noncontrolling Interests
Effective January 1, 2009, we adopted the provisions of FASB Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51, or SFAS 160, which are codified in FASB ASC Topic 810. These provisions clarified that a noncontrolling interest in a subsidiary is an ownership interest in a consolidated entity, which should be reported as equity in the parent’s consolidated financial statements. These provisions require disclosure, on the face of the consolidated statements of operations, of the amounts of consolidated net income (loss) and other comprehensive income (loss) attributable to controlling and noncontrolling interests, eliminating the past practice of reporting amounts of income attributable to noncontrolling interests as an adjustment in arriving at consolidated net income. These provisions also require us to attribute to noncontrolling interests their share of losses even if such attribution results in a deficit noncontrolling interest balance within our equity accounts, and in some instances, recognize a gain or loss in net income when a subsidiary is deconsolidated.
In connection with our retrospective application of these provisions, we reclassified into our consolidated equity accounts the historical balances related to noncontrolling interests in consolidated real estate partnerships and the portion of noncontrolling interests in the Aimco Operating Partnership related to the Aimco Operating Partnership’s common OP Units and High Performance Units. At December 31, 2008, the carrying amount of noncontrolling interests in consolidated real estate partnerships was  $380.7 million and the carrying amount for noncontrolling interests in Aimco Operating Partnership attributable to common OP Units and High Performance Units was zero, due to cash distributions in excess of the positive balances related to those noncontrolling interests.
Noncontrolling Interests in Consolidated Real Estate Partnerships
We report the unaffiliated partners’ interests in our consolidated real estate partnerships as noncontrolling interests in consolidated real estate partnerships. Noncontrolling interests in consolidated real estate partnerships represent the noncontrolling partners’ share of the underlying net assets of our consolidated real estate partnerships. Prior to 2009, when these consolidated real estate partnerships made cash distributions to partners in excess of the carrying amount of the noncontrolling interest, we generally recorded a charge equal to the amount of such excess distribution, even though there was no economic effect or cost. These charges are reported in the consolidated statements of operations for the year ended December 31, 2008, within noncontrolling interests in consolidated real estate partnerships. Also prior to 2009, we allocated the noncontrolling partners’ share of partnership losses to noncontrolling partners to the extent of the carrying amount of the noncontrolling interest. We generally recorded a charge when the noncontrolling partners’ share of partnership losses exceeds the carrying amount of the noncontrolling interest, even though there is no economic effect or cost. These charges are reported in the consolidated statements of operations within noncontrolling interests in consolidated real estate partnerships. We did not record charges for distributions or losses in certain limited instances where the noncontrolling partner had a legal obligation and financial capacity to contribute additional capital to the partnership. For the year ended December 31, 2008, we recorded charges for partnership losses resulting from depreciation of approximately  $9.0 million that were not allocated to noncontrolling partners because the losses exceeded the carrying amount of the noncontrolling interest.
Noncontrolling interests in consolidated real estate partnerships consist primarily of equity interests held by limited partners in consolidated real estate partnerships that have finite lives. The terms of the related partnership agreements generally require the partnership to be liquidated following the sale of the partnership’s real estate. As the general partner in these partnerships, we ordinarily control the execution of real estate sales and other events that could lead to the liquidation, redemption or other settlement of noncontrolling interests. The aggregate carrying amount of noncontrolling interests in consolidated real estate partnerships is approximately  $291.5 million at December 31, 2010. The aggregate fair value of these interests varies based on the fair value of the real estate owned by the partnerships. Based on the number of classes of finite-life noncontrolling interests, the number of properties in which there is direct or indirect noncontrolling ownership, complexities in determining the allocation of liquidation proceeds among partners and other factors, we believe it is impracticable to determine the total required payments to the noncontrolling interests in an assumed liquidation at December 31, 2010. As a result of real estate depreciation that is recognized in our financial statements and appreciation in the fair value of real estate that is not recognized in our financial statements, we believe that the aggregate fair value of our noncontrolling interests exceeds their aggregate carrying amount. As a result of our ability to control real estate sales and other events that require payment of noncontrolling interests and our expectation that proceeds from real estate sales will be sufficient to liquidate related noncontrolling interests, we anticipate that the eventual liquidation of these noncontrolling interests will not have an adverse impact on our financial condition.
Changes in our ownership interest in consolidated real estate partnerships generally consist of our purchase of an additional interest in or the sale of our entire interest in a consolidated real estate partnership. The effect on our equity of our purchase of additional interests in consolidated real estate partnerships during the year ended December 31, 2010 is shown in the consolidated statement of equity and further discussed in Note 3. Our purchase of additional interests in consolidated real estate partnerships had no significant effect on our equity during the years ended December 31, 2009 and 2008. The effect on our equity of sales of our entire interest in consolidated real estate partnerships is reflected in our consolidated financial statements as sales of real estate and accordingly the effect on our equity is reflected as gains on disposition of real estate, less the amounts of such gains attributable to noncontrolling interests, within consolidated net (loss) income attributable to Aimco common stockholders.
Noncontrolling Interests in Aimco Operating Partnership
Noncontrolling interests in Aimco Operating Partnership consist of common OP Units, High Performance Units and preferred OP Units held by limited partners in the Aimco Operating Partnership other than Aimco. We allocate the Aimco Operating Partnership’s income or loss to the holders of common OP Units and High Performance Units based on the weighted average number of common partnership units (including those held by us) and High Performance Units outstanding during the period. During 2010, 2009 and 2008, the holders of common OP Units and equivalents had a weighted average ownership interest in the Aimco Operating Partnership of was approximately 7%, 7% and 10%, respectively. Holders of the preferred OP Units participate in the Aimco Operating Partnership’s income or loss only to the extent of their preferred distributions. See Note 10 for further information regarding noncontrolling interests in the Aimco Operating Partnership.
Revenue Recognition
Our properties have operating leases with apartment residents with terms averaging 12 months. We recognize rental revenue related to these leases, net of any concessions, on a straight-line basis over the term of the lease. We recognize revenues from property management, asset management, syndication and other services when the related fees are earned and are realized or realizable.
Advertising Costs
We generally expense all advertising costs as incurred to property operating expense. For the years ended December 31, 2010, 2009 and 2008, for both continuing and discontinued operations, total advertising expense was  $14.2 million,  $21.7 million and  $31.8 million, respectively.
Insurance
We believe that our insurance coverages insure our properties adequately against the risk of loss attributable to fire, earthquake, hurricane, tornado, flood, and other perils. In addition, we have insurance coverage for substantial portions of our property, workers’ compensation, health, and general liability exposures. Losses are accrued based upon our estimates of the aggregate liability for uninsured losses incurred using certain actuarial assumptions followed in the insurance industry and based on our experience.
Stock-Based Compensation
We recognize all stock-based employee compensation, including grants of employee stock options, in the consolidated financial statements based on the grant date fair value and recognize compensation cost, which is net of estimates for expected forfeitures, ratably over the awards’ requisite service period. See Note 12 for further discussion of our stock-based compensation.
Tax Credit Arrangements
We sponsor certain partnerships that own and operate apartment properties that qualify for tax credits under Section 42 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, and for the U.S. Department of Housing and Urban Development, or HUD, subsidized rents under HUD’s Section 8 program. These partnerships acquire, develop and operate qualifying affordable housing properties and are structured to provide for the pass-through of tax credits and deductions to their partners. The tax credits are generally realized ratably over the first ten years of the tax credit arrangement and are subject to the partnership’s compliance with applicable laws and regulations for a period of 15 years. Typically, we are the general partner with a legal ownership interest of one percent or less. We market limited partner interests of at least 99 percent to unaffiliated institutional investors (which we refer to as tax credit investors or investors) and receive a syndication fee from each investor upon such investor’s admission to the partnership. At inception, each investor agrees to fund capital contributions to the partnerships. We agree to perform various services for the partnerships in exchange for fees over the expected duration of the tax credit service period. The related partnership agreements generally require adjustment of each tax credit investor’s required capital contributions if actual tax benefits to such investor differ from projected amounts.
We have determined that the partnerships in these arrangements are variable interest entities and, where we are general partner, we are generally the primary beneficiary that is required to consolidate the partnerships. When the contractual arrangements obligate us to deliver tax benefits to the investors, and entitle us through fee arrangements to receive substantially all available cash flow from the partnerships, we account for these partnerships as wholly owned subsidiaries. Capital contributions received by the partnerships from tax credit investors represent, in substance, consideration that we receive in exchange for our obligation to deliver tax credits and other tax benefits to the investors, and the receipts are recognized as revenue in our consolidated financial statements when our obligation to the investors is relieved upon delivery of the expected tax benefits.
In summary, our accounting treatment recognizes the income or loss generated by the underlying real estate based on our economic interest in the partnerships. Proceeds received in exchange for the transfer of the tax credits are recognized as revenue proportionately as the tax benefits are delivered to the tax credit investors and our obligation is relieved. Syndication fees and related costs are recognized in income upon completion of the syndication effort. We recognize syndication fees in amounts determined based on a market rate analysis of fees for comparable services, which generally fell within a range of 10% to 15% of investor contributions during the periods presented. Other direct and incremental costs incurred in structuring these arrangements are deferred and amortized over the expected duration of the arrangement in proportion to the recognition of related income. Investor contributions in excess of recognized revenue are reported as deferred income in our consolidated balance sheets.
During the year ended December 31, 2010, we recognized a net  $1.0 million reduction of syndication fees due to our determination that certain syndication fees receivable were uncollectible. We recognized no syndication fee income during the year ended December 31, 2009. During the year ended December 31, 2008, we recognized syndication fee income of  $3.4 million. During the years ended December 31, 2010, 2009 and 2008 we recognized revenue associated with the delivery of tax benefits of  $28.9 million,  $36.6 million and  $29.4 million, respectively. At December 31, 2010 and 2009,  $114.7 million and  $148.1 million, respectively, of investor contributions in excess of the recognized revenue were included in deferred income in our consolidated balance sheets.
Discontinued Operations
We classify certain properties and related assets and liabilities as held for sale when they meet certain criteria. The operating results of such properties as well as those properties sold during the periods presented are included in discontinued operations in both current periods and all comparable periods presented. Depreciation is not recorded on properties once they have been classified as held for sale; however, depreciation expense recorded prior to classification as held for sale is included in discontinued operations. The net gain on sale and any impairment losses are presented in discontinued operations when recognized. See Note 13 for additional information regarding discontinued operations.
Derivative Financial Instruments
We primarily use long-term, fixed-rate and self-amortizing non-recourse debt to avoid, among other things, risk related to fluctuating interest rates. For our variable rate debt, we are sometimes required by our lenders to limit our exposure to interest rate fluctuations by entering into interest rate swap or cap agreements. The interest rate swap agreements moderate our exposure to interest rate risk by effectively converting the interest on variable rate debt to a fixed rate. The interest rate cap agreements effectively limit our exposure to interest rate risk by providing a ceiling on the underlying variable interest rate. The fair values of the interest rate swaps are reflected as assets or liabilities in the balance sheet, and periodic changes in fair value are included in interest expense or equity, as appropriate. The interest rate caps are not material to our financial position or results of operations.
As of December 31, 2010 and 2009, we had interest rate swaps with aggregate notional amounts of  $52.3 million, and recorded fair values of  $2.7 million and  $1.6 million, respectively, reflected in accrued liabilities and other in our consolidated balance sheets. At December 31, 2010, these interest rate swaps had a weighted average term of 10.1 years. We have designated these interest rate swaps as cash flow hedges and recognize any changes in their fair value as an adjustment of accumulated other comprehensive income (loss) within equity to the extent of their effectiveness. Changes in the fair value of these instruments and the related amounts of such changes that were reflected as an adjustment of accumulated other comprehensive loss within equity and as an adjustment of earnings (ineffectiveness) are discussed in the foregoing Fair Value Measurements section.
If the forward rates at December 31, 2010 remain constant, we estimate that during the next twelve months, we would reclassify into earnings approximately  $1.6 million of the unrealized losses in accumulated other comprehensive loss. If market interest rates increase above the 3.43% weighted average fixed rate under these interest rate swaps we will benefit from net cash payments due to us from our counterparty to the interest rate swaps.
We have entered into total rate of return swaps on various fixed-rate secured tax-exempt bonds payable and fixed-rate notes payable to convert these borrowings from a fixed rate to a variable rate and provide an efficient financing product to lower our cost of borrowing. In exchange for our receipt of a fixed rate generally equal to the underlying borrowing’s interest rate, the total rate of return swaps require that we pay a variable rate, equivalent to the Securities Industry and Financial Markets Association Municipal Swap Index, or SIFMA, rate for tax-exempt bonds payable and the 30-day LIBOR rate for notes payable, plus a risk spread. These swaps generally have a second or third lien on the property collateralized by the related borrowings and the obligations under certain of these swaps are cross-collateralized with certain of the other swaps with a particular counterparty. The underlying borrowings are generally callable at our option, with no prepayment penalty, with 30 days advance notice, and the swaps generally have a term of less than five years. The total rate of return swaps have a contractually defined termination value generally equal to the difference between the fair value and the counterparty’s purchased value of the underlying borrowings, which may require payment by us or to us for such difference. Accordingly, we believe fluctuations in the fair value of the borrowings from the inception of the hedging relationship generally will be offset by a corresponding fluctuation in the fair value of the total rate of return swaps.
We designate total rate of return swaps as hedges of the risk of overall changes in the fair value of the underlying borrowings. At each reporting period, we estimate the fair value of these borrowings and the total rate of return swaps and recognize any changes therein as an adjustment of interest expense. We evaluate the effectiveness of these fair value hedges at the end of each reporting period and recognize an adjustment of interest expense as a result of any ineffectiveness.
Borrowings payable subject to total rate of return swaps with aggregate outstanding principal balances of  $276.9 million and  $352.7 million at December 31, 2010 and 2009, respectively, are reflected as variable rate borrowings in Note 6. Due to changes in the estimated fair values of these debt instruments and the corresponding total rate of return swaps, we increased the carrying amount of property loans payable by  $4.8 million and  $5.2 million for the years ended December 31, 2010 and 2009, respectively, and reduced the carrying amount of property loans payable by  $20.1 million for the year ended December 31, 2008, with offsetting adjustments to the swap values in accrued liabilities, resulting in no net effect on net income. Refer to the foregoing Fair Value Measurements section for further discussion of fair value measurements related to these arrangements. During 2010, 2009 and 2008, we determined these hedges were fully effective and accordingly we made no adjustments to interest expense for ineffectiveness.
At December 31, 2010, the weighted average fixed receive rate under the total return swaps was 6.8% and the weighted average variable pay rate was 1.6%, based on the applicable SIFMA and 30-day LIBOR rates effective as of that date. Further information related to our total return swaps as of December 31, 2010 is as follows (dollars in millions):

		Weighted
	Year of	Average		Year of	Weighted Average Swap
	Debt	Debt Interest	Swap Notional	Swap	Variable Pay Rate at
Debt Principal	Maturity	Rate	Amount	Maturity	December 31, 2010
$29.2	2012	7.5%	$29.2	2012	1.6%
24.0	2015	6.9%	24.0	2012	1.1%
93.0	2031	7.4%	93.0	2012	1.1%
106.1	2036	6.2%	106.5	2012	2.2%
12.1	2038	5.5%	12.1	2012	1.0%
12.5	2048	6.5%	12.5	2012	1.0%

$276.9			$277.3

Fair Value Measurements
Beginning in 2008, we applied the FASB’s revised accounting provisions related to fair value measurements, which are codified in FASB ASC Topic 820. These revised provisions define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establish a hierarchy that prioritizes the information used in developing fair value estimates and require disclosure of fair value measurements by level within the fair value hierarchy. The hierarchy gives the highest priority to quoted prices in active markets (Level 1 measurements) and the lowest priority to unobservable data (Level 3 measurements), such as the reporting entity’s own data. We adopted the revised fair value measurement provisions that apply to recurring and nonrecurring fair value measurements of financial assets and liabilities effective January 1, 2008, and the provisions that apply to the remaining fair value measurements effective January 1, 2009, and at those times determined no transition adjustments were required.
The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date and includes three levels defined as follows:
Level 1 —	Unadjusted quoted prices for identical and unrestricted assets or liabilities in active markets

Level 2 —
Quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3 —	Unobservable inputs that are significant to the fair value measurement
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
Following are descriptions of the valuation methodologies used for our significant assets or liabilities measured at fair value on a recurring or nonrecurring basis. Although some of the valuation methodologies use observable market inputs in limited instances, the majority of inputs we use are unobservable and are therefore classified within Level 3 of the valuation hierarchy.
Real Estate
From time to time, we may be required to recognize an impairment loss to the extent the carrying amount of a property exceeds the estimated fair value, for properties classified as held for use, or the estimated fair value, less estimated selling costs, for properties classified as held for sale. Additionally, we are generally required to initially measure real estate recognized in connection with our consolidation of real estate partnerships at fair value.
We estimate the fair value of real estate using income and market valuation techniques using information such as broker estimates, purchase prices for recent transactions on comparable assets and net operating income capitalization analyses using observable and unobservable inputs such as capitalization rates, asset quality grading, geographic location analysis, and local supply and demand observations. For certain properties classified as held for sale, we may also recognize the impairment loss based on the contract sale price, which we believe is representative of fair value, less estimated selling costs.
Notes Receivable
We assess the collectibility of notes receivable on a periodic basis, which assessment consists primarily of an evaluation of cash flow projections of the borrower to determine whether estimated cash flows are sufficient to repay principal and interest in accordance with the contractual terms of the note. We recognize impairments on notes receivable when it is probable that principal and interest will not be received in accordance with the contractual terms of the loan. The amount of the impairment to be recognized generally is based on the fair value of the real estate, which represents the primary source of loan repayment. The fair value of real estate is estimated through income and market valuation approaches using information such as broker estimates, purchase prices for recent transactions on comparable assets and net operating income capitalization analyses using observable and unobservable inputs such as capitalization rates, asset quality grading, geographic location analysis, and local supply and demand observations.
Interest Rate Swaps
We recognized interest rate swaps at their estimated fair value. We estimate the fair value of interest rate swaps using an income approach with primarily observable inputs, including information regarding the hedged variable cash flows and forward yield curves relating to the variable interest rates on which the hedged cash flows are based.
Total Rate of Return Swaps
Our total rate of return swaps have contractually-defined termination values generally equal to the difference between the fair value and the counterparty’s purchased value of the underlying borrowings. Upon termination, we are required to pay the counterparty the difference if the fair value is less than the purchased value, and the counterparty is required to pay us the difference if the fair value is greater than the purchased value. The underlying borrowings are generally callable, at our option, at face value prior to maturity and with no prepayment penalty. Due to our control of the call features in the underlying borrowings, we believe the inherent value of any differential between the fixed and variable cash payments due under the swaps would be significantly discounted by a market participant willing to purchase or assume any rights and obligations under these contracts.
The swaps are generally cross-collateralized with other swap contracts with the same counterparty and do not allow transfer or assignment, thus there is no alternate or secondary market for these instruments. Accordingly, our assumptions about the fair value that a willing market participant would assign in valuing these instruments are based on a hypothetical market in which the highest and best use of these contracts is in-use in combination with the related borrowings, similar to how we use the contracts. Based on these assumptions, we believe the termination value, or exit value, of the swaps approximates the fair value that would be assigned by a willing market participant. We calculate the termination value using a market approach by reference to estimates of the fair value of the underlying borrowings, which are discussed below, and an evaluation of potential changes in the credit quality of the counterparties to these arrangements. We compare our estimates of the fair value of the swaps and related borrowings to the valuations provided by the counterparties on a quarterly basis.
Non-recourse Property Debt
We recognize changes in the fair value of the non-recourse property debt subject to total rate of return swaps discussed above, which we have designated as fair value hedges. Additionally, we are generally required to initially measure non-recourse property debt recognized in connection with our consolidation of real estate partnerships at fair value.
We estimate the fair value of debt instruments using an income and market approach, including comparison of the contractual terms to observable and unobservable inputs such as market interest rate risk spreads, collateral quality and loan-to-value ratios on similarly encumbered assets within our portfolio. These borrowings are collateralized and non-recourse to us; therefore, we believe changes in our credit rating will not materially affect a market participant’s estimate of the borrowings’ fair value.
The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although we believe our valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain assets and liabilities could result in a different estimate of fair value at the reporting date.
The table below presents amounts at December 31, 2010, 2009 and 2008 (and the changes in fair value between such dates) for significant items measured in our consolidated balance sheets at fair value on a recurring basis (in thousands). Certain of these fair value measurements are based on significant unobservable inputs classified within Level 3 of the valuation hierarchy. When a determination is made to classify a fair value measurement within Level 3 of the valuation hierarchy, the determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 fair value measurements typically include, in addition to the unobservable or Level 3 components, observable components that can be validated to observable external sources; accordingly, the changes in fair value in the table below are due in part to observable factors that are part of the valuation methodology.

	Level 2	Level 3
			Changes in Fair
			Value of Debt
			Subject to Total
	Interest Rate	Total Rate of	Rate of Return
	Swaps	Return Swaps	Swaps	Total
Fair value at December 31, 2008	$(2,557)	$(29,495)	$29,495	$(2,557)
Unrealized gains (losses) included in earnings (1)(2)	(447)	5,188	(5,188)	(447)
Realized gains (losses) included in earnings	—	—	—	—
Unrealized gains (losses) included in equity	1,408	—	—	1,408

Fair value at December 31, 2009	$(1,596)	$(24,307)	$24,307	$(1,596)
Unrealized gains (losses) included in earnings (1)(2)	(45)	4,765	(4,765)	(45)
Realized gains (losses) included in earnings	—	—	—	—
Unrealized gains (losses) included in equity	(1,105)	—	—	(1,105)

Fair value at December 31, 2010	$(2,746)	$(19,542)	$19,542	$(2,746)

(1)	Unrealized gains (losses) relate to periodic revaluations of fair value and have not resulted from the settlement of a swap position.

(2)	Included in interest expense in the accompanying consolidated statements of operations.
The table below presents information regarding significant amounts measured at fair value in our consolidated financial statements on a nonrecurring basis during the years ended December 31, 2010 and 2009, all of which were based, in part, on significant unobservable inputs classified within Level 3 of the valuation hierarchy (in thousands):

	2010		2009
	Fair Value		Fair Value
	Measurement	Gain (loss)	Measurement	Gain (loss)
Real estate (impairment losses) (1)	$62,111	$(12,043)	$425,345	$(48,542)
Real estate (newly consolidated) (2)	117,083	1,104	10,798	—
Property debt (newly consolidated) (2)	83,890	—	2,031	—
Investment in Casden Properties LLC (Note 5)	—	—	10,000	(20,740)

(1)
During the year ended December 31, 2010 and 2009, we reduced the aggregate carrying amounts of  $74.2 million and  $473.9 million, respectively, for real estate assets classified as held for sale to their estimated fair value, less estimated costs to sell. These impairment losses recognized generally resulted from a reduction in the estimated holding period for these assets. In periods prior to their classification as held for sale, we evaluated the recoverability of their carrying amounts based on an analysis of the undiscounted cash flows over the then anticipated holding period.

(2)
In connection with our adoption of ASU 2009-17 (see preceding discussion of Variable Interest Entities) and reconsideration events during the year ended December 31, 2010, we consolidated 17 partnerships at fair value. With the exception of such partnerships’ investments in real estate properties and related non-recourse property debt obligations, we determined the carrying amounts of the related assets and liabilities approximated their fair values. The difference between our recorded investments in such partnerships and the fair value of the assets and liabilities recognized in consolidation, resulted in an adjustment of consolidated equity (allocated between Aimco and noncontrolling interests) for those partnerships consolidated in connection with our adoption of ASU 2009-17. For the partnerships we consolidated at fair value due to reconsideration events during the year ended December 31, 2010, the difference between our recorded investments in such partnerships and the fair value of the assets, liabilities and noncontrolling interests recognized upon consolidation resulted in our recognition of a gain, which is included in gain on disposition of unconsolidated real estate and other in our consolidated statement of operations for the year ended December 31, 2010. We recognized no similar gain as a result of our consolidation of partnerships during the year ended December 31, 2009.

Disclosures Regarding Fair Value of Financial Instruments
We believe that the aggregate fair value of our cash and cash equivalents, receivables, payables and short-term secured debt approximates their aggregate carrying value at December 31, 2010, due to their relatively short-term nature and high probability of realization. We estimate fair value for our notes receivable and debt instruments as discussed in the preceding Fair Value Measurements section The estimated aggregate fair value of our notes receivable was approximately  $126.0 million and  $126.1 million at December 31, 2010 and 2009, respectively, as compared to carrying amounts of  $137.6 million and  $139.6 million, respectively. See Note 5 for further information on notes receivable. The estimated aggregate fair value of our consolidated debt (including amounts reported in liabilities related to assets held for sale) was approximately  $5.6 billion and  $5.7 billion at December 31, 2010 and 2009, respectively, as compared to the carrying amounts of  $5.5 billion and  $5.7 billion, respectively. See Note 6 and Note 7 for further details on our consolidated debt. Refer to Derivative Financial Instruments for further discussion regarding certain of our fixed rate debt that is subject to total rate of return swap instruments.
Income Taxes
We have elected to be taxed as a REIT under the Code commencing with our taxable year ended December 31, 1994, and intend to continue to operate in such a manner. Our current and continuing qualification as a REIT depends on our ability to meet the various requirements imposed by the Code, which are related to organizational structure, distribution levels, diversity of stock ownership and certain restrictions with regard to owned assets and categories of income. If we qualify for taxation as a REIT, we will generally not be subject to United States Federal corporate income tax on our taxable income that is currently distributed to stockholders. This treatment substantially eliminates the “double taxation” (at the corporate and stockholder levels) that generally results from an investment in a corporation.
Even if we qualify as a REIT, we may be subject to United States Federal income and excise taxes in various situations, such as on our undistributed income. We also will be required to pay a 100% tax on any net income on non-arms length transactions between us and a TRS (described below) and on any net income from sales of property that was property held for sale to customers in the ordinary course. We and our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we transact business or our stockholders reside. In addition, we could also be subject to the alternative minimum tax, or AMT, on our items of tax preference. The state and local tax laws may not conform to the United States Federal income tax treatment. Any taxes imposed on us reduce our operating cash flow and net income.
Certain of our operations or a portion thereof, including property management, asset management and risk management, are conducted through taxable REIT subsidiaries, which are subsidiaries of the Aimco Operating Partnership, and each of which we refer to as a TRS. A TRS is a C-corporation that has not elected REIT status and as such is subject to United States Federal corporate income tax. We use TRS entities to facilitate our ability to offer certain services and activities to our residents and investment partners that cannot be offered directly by a REIT. We also use TRS entities to hold investments in certain properties.
For our TRS entities, deferred income taxes result from temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for Federal income tax purposes, and are measured using the enacted tax rates and laws that are expected to be in effect when the differences reverse. We reduce deferred tax assets by recording a valuation allowance when we determine based on available evidence that it is more likely than not that the assets will not be realized. We recognize the tax consequences associated with intercompany transfers between the REIT and TRS entities when the related assets are sold to third parties, impaired or otherwise disposed of for financial reporting purposes.
In March 2008, we were notified by the Internal Revenue Service that it intended to examine the 2006 Federal tax return for the Aimco Operating Partnership. During June 2008, the IRS issued AIMCO-GP, Inc., the general and tax matters partner of the Aimco Operating Partnership, a summary report including the IRS’s proposed adjustments to the Aimco Operating Partnership’s 2006 Federal tax return. In addition, in May 2009, we were notified by the IRS that it intended to examine the 2007 Federal tax return for the Aimco Operating Partnership. During November 2009, the IRS issued AIMCO-GP, Inc. a summary report including the IRS’s proposed adjustments to the Aimco Operating Partnership’s 2007 Federal tax return. The matter is currently pending administratively before IRS Appeals and the IRS has made no determination. We do not expect the 2006 or 2007 proposed adjustments to have any material effect on our unrecognized tax benefits, financial condition or results of operations.
Concentration of Credit Risk
Financial instruments that potentially could subject us to significant concentrations of credit risk consist principally of notes receivable and total rate of return swaps. Approximately  $89.3 million of our notes receivable, or 1.2% of the carrying amount of our total assets, at December 31, 2010, are collateralized by 84 buildings with 1,596 residential units in the West Harlem area of New York City. There are no other significant concentrations of credit risk with respect to our notes receivable due to the large number of partnerships that are borrowers under the notes and the geographic diversification of the properties that serve as the primary source of repayment of the notes.
At December 31, 2010, we had total rate of return swap positions with two financial institutions totaling  $277.3 million. We periodically evaluate counterparty credit risk associated with these arrangements. At the current time, we have concluded we do not have material exposure. In the event either counterparty were to default under these arrangements, loss of the net interest benefit we generally receive under these arrangements, which is equal to the difference between the fixed rate we receive and the variable rate we pay, may adversely impact our results of operations and operating cash flows.
Comprehensive Income or Loss
As discussed in the Derivative Financial Instruments section, we recognize changes in the fair value of our cash flow hedges as changes in accumulated other comprehensive loss within equity. For the years ended December 31, 2010 and 2009, before the effects of noncontrolling interests, our consolidated comprehensive loss totaled  $90.7 million and  $43.4 million, respectively, and for the year ended December 31, 2008, our consolidated comprehensive income totaled  $624.9 million.
Earnings per Share
We calculate earnings per share based on the weighted average number of shares of Common Stock, common stock equivalents, participating securities and other potentially dilutive securities outstanding during the period (see Note 14).
Use of Estimates
The preparation of our consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts included in the financial statements and accompanying notes thereto. Actual results could differ from those estimates.
Reclassifications and Adjustments
Certain items included in the 2009 and 2008 financial statements have been reclassified to conform to the current presentation, including adjustments for discontinued operations.
During the three months ended March 31, 2010, we reduced the investment and noncontrolling interest balances for certain of our consolidated partnerships by  $38.7 million related to excess amounts allocated to the investments upon our consolidation of such partnerships.

Real Estate and Partnership Acquisitions and Other Significant Transactions	12 Months Ended
Dec. 31, 2010
Real Estate and Partnership Acquisitions and Other Significant Transactions [Abstract]
Real Estate and Partnership Acquisitions and Other Significant Transactions
NOTE 3 — Real Estate and Partnership Acquisitions and Other Significant Transactions
Real Estate Acquisitions
During the years ended December 31, 2010 and 2009, we did not acquire any significant real estate properties.
During the year ended December 31, 2008, we acquired three conventional properties with a total of 470 units, located in San Jose, California, Brighton, Massachusetts and Seattle, Washington. The aggregate purchase price of  $111.5 million, excluding transaction costs, was funded using  $39.0 million in proceeds from property loans,  $41.9 million in tax-free exchange proceeds (provided by 2008 real estate dispositions) and the remainder in cash.
Acquisitions of Noncontrolling Partnership Interests
During the year ended December 31, 2010, we acquired the remaining noncontrolling limited partnership interests in two consolidated partnerships, in which our affiliates serve as general partner, for total consideration of  $19.9 million. This consideration consisted of  $12.5 million in cash,  $6.9 million in common OP Units and  $0.5 million of other consideration. We also acquired for  $1.8 million additional noncontrolling interests in a consolidated partnership for  $1.2 million in cash and other consideration. We recognized the  $27.4 million excess of the consideration paid over the carrying amount of the noncontrolling interests acquired as an adjustment of additional paid-in capital within Aimco equity. During the years ended December 31, 2009 and 2008, we did not acquire any significant noncontrolling limited partnership interests.
Disposition of Unconsolidated Real Estate and Other
During the year ended December 31, 2010, we recognized  $10.7 million in net gains on disposition of unconsolidated real estate and other. These gains were primarily related to sales of investments held by partnerships we consolidated in accordance with our adoption of ASU 2009-17 (see Note 2) and in which we generally hold a nominal general partner interest. Accordingly, these gains were primarily attributed to the noncontrolling interests in these partnerships.
During the year ended December 31, 2009, we recognized  $21.6 million in net gains on disposition of unconsolidated real estate and other. Gains recognized in 2009 primarily consist of  $8.6 million related to our receipt in 2009 of additional proceeds related to our disposition during 2008 of one of the partnership interests (discussed below),  $4.0 million from the disposition of our interest in a group purchasing organization (discussed below),  $5.5 million from our disposition of interests in unconsolidated real estate partnerships and  $3.5 million of net gains related to various other transactions.
During the year ended December 31, 2008, we recognized  $97.4 million in net gains on disposition of unconsolidated real estate and other, which primarily consisted of a  $98.4 million gain recognized on the disposal of our interests in unconsolidated real estate partnerships that owned two properties with 671 units.
Sale of Interest in Group Purchasing Organization
During 2009, we sold our interest in an unconsolidated group purchasing organization to an unrelated entity for  $5.9 million, resulting in the recognition of a gain on sale of  $4.0 million, which is included in gain on disposition of unconsolidated real estate and other in our consolidated statement of operations for the year ended December 31, 2009. This gain was partially offset by a  $1.0 million provision for income tax. We also had a note receivable from another principal in the group purchasing organization, which was collateralized by its equity interest in the entity. In connection with the sale of our interest, we reevaluated collectibility of the note receivable and reversed  $1.4 million of previously recognized impairment losses, which is reflected in provision for losses on notes receivable, net in our consolidated statement of operations for the year ended December 31, 2009. During the year ended December 31, 2010, we received payment of the remaining outstanding  $1.6 million balance on the note.
Casualty Loss Related to Tropical Storm Fay and Hurricane Ike
During 2008, Tropical Storm Fay and Hurricane Ike caused severe damage to certain of our properties located primarily in Florida and Texas, respectively. We incurred total losses of approximately  $33.9 million, including property damage replacement costs and clean-up costs. After consideration of estimated third party insurance proceeds and the noncontrolling interest partners’ share of losses for consolidated real estate partnerships, the net effect of these casualties on net income available to Aimco common stockholders was a loss of approximately  $5.0 million.
Restructuring Costs
In connection with 2008 property sales and an expected reduction in redevelopment and transactional activities, during the three months ended December 31, 2008, we initiated an organizational restructuring program that included reductions in workforce and related costs, reductions in leased corporate facilities and abandonment of certain redevelopment projects and business pursuits. This restructuring effort resulted in a restructuring charge of  $22.8 million, which consisted of: severance costs of  $12.9 million; unrecoverable lease obligations of  $6.4 million related to space that we will no longer use; and the write-off of deferred transaction costs totaling  $3.5 million associated with certain acquisitions and redevelopment opportunities that we will no longer pursue. We completed the workforce reductions by March 31, 2009.
During 2009, in connection with continued repositioning of our portfolio, we completed additional organizational restructuring activities that included reductions in workforce and related costs and the abandonment of additional leased corporate facilities and redevelopment projects. Our 2009 restructuring activities resulted in a restructuring charge of  $11.2 million, which consisted of severance costs and personnel related costs of  $7.0 million; unrecoverable lease obligations of  $2.6 million related to space that we will no longer use; the write-off of deferred costs totaling  $0.9 million associated with certain redevelopment opportunities that we will no longer pursue; and  $0.7 million in other costs.
As of December 31, 2010 and 2009, the remaining accruals associated with these restructuring activities were  $4.7 million and  $6.9 million, respectively, for estimated unrecoverable lease obligations, which will be paid over the remaining terms of the affected leases, and at December 31, 2009, we had  $4.7 million accrued for severance and personnel related costs, which were paid during the first quarter of 2010.

Investments in Unconsolidated Real Estate Partnerships	12 Months Ended
Dec. 31, 2010
Investments in Unconsolidated Real Estate Partnerships [Abstract]
Investments in Unconsolidated Real Estate Partnerships
NOTE 4 — Investments in Unconsolidated Real Estate Partnerships
We owned general and limited partner interests in unconsolidated real estate partnerships owning approximately 173, 77 and 85 properties at December 31, 2010, 2009 and 2008, respectively. We acquired these interests through various transactions, including large portfolio acquisitions and offers to individual limited partners. Our total ownership interests in these unconsolidated real estate partnerships typically ranges from less than 1% to 50% and in some instances may exceed 50%.
The following table provides selected combined financial information for the unconsolidated real estate partnerships in which we had investments accounted for under the equity method as of and for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	2010	2009	2008
Real estate, net of accumulated depreciation	$624,913	$95,226	$122,788
Total assets	676,373	122,543	155,444
Secured and other notes payable	494,967	101,678	122,859
Total liabilities	726,480	145,637	175,681
Partners’ deficit	(50,107)	(23,094)	(20,237)
Rental and other property revenues	145,598	55,366	69,392
Property operating expenses	(93,521)	(34,497)	(42,863)
Depreciation expense	(36,650)	(10,302)	(12,640)
Interest expense	(40,433)	(11,103)	(17,182)
(Impairment losses)/Gain on sale, net	(29,316)	8,482	5,391
Net income (loss)	(58,274)	6,622	1,398
The increase in the number of partnerships we account for using the equity method and the related selected combined financial information for such partnerships is primarily attributed to our adoption of ASU 2009-17 (see Note 2), pursuant to which we consolidated 18 investment partnerships that hold investments in other unconsolidated real estate partnerships. Prior to our consolidation of these investment partnerships, we had no recognized basis in the investment partnerships’ investments in the unconsolidated real estate partnerships and accounted for our indirect interests in these partnerships using the cost method. We generally hold a nominal general partnership interest in these investment partnerships and substantially all of the assets and liabilities of these investment partnerships are attributed to the noncontrolling interests in such entities.
As a result of our acquisition of interests in unconsolidated real estate partnerships at a cost in excess of the historical carrying amount of the partnerships’ net assets and our consolidation of investment partnerships and their investments in unconsolidated real estate partnerships at fair values that may exceed the historical carrying amount of the unconsolidated partnerships’ net assets, our aggregate investment in unconsolidated partnerships at December 31, 2010 and 2009 of  $59.3 million and  $105.3 million, respectively, exceeds our share of the underlying historical partners’ deficit of the partnerships by approximately  $63.0 million and  $109.5 million, respectively.

Notes Receivable	12 Months Ended
Dec. 31, 2010
Notes Receivable [Abstract]
Notes Receivable
NOTE 5 — Notes Receivable
The following table summarizes our notes receivable at December 31, 2010 and 2009 (in thousands):

	2010			2009
	Unconsolidated			Unconsolidated
	Real Estate	Non-		Real Estate	Non-
	Partnerships	Affiliates	Total	Partnerships	Affiliates	Total
Par value notes	$10,821	$17,899	$28,720	$11,353	$20,862	$32,215
Discounted notes	980	145,888	146,868	5,095	141,468	146,563
Allowance for loan losses	(905)	(37,061)	(37,966)	(2,153)	(37,061)	(39,214)

Total notes receivable	$10,896	$126,726	$137,622	$14,295	$125,269	$139,564

Face value of discounted notes	$31,755	$158,621	$190,376	$37,709	$155,848	$193,557
Included in notes receivable from unconsolidated real estate partnerships at December 31, 2010 and 2009, are  $2.3 million and  $2.4 million, respectively, in notes that were secured by interests in real estate or interests in real estate partnerships. We earn interest on these secured notes receivable at an annual interest rate of 12.0%.
Included in the notes receivable from non-affiliates at December 31, 2010 and 2009, are  $103.9 million and  $102.2 million, respectively, in notes that were secured by interests in real estate or interests in real estate partnerships. We earn interest on these secured notes receivable at various annual interest rates ranging between 3.5% and 12.0% and averaging 4.1%.
Notes receivable from non-affiliates at December 31, 2010 and 2009, include notes receivable totaling  $89.3 million and  $87.4 million, respectively, from certain entities (the “borrowers”) that are wholly owned by a single individual. We originated these notes in November 2006 pursuant to a loan agreement that provides for total funding of approximately  $110.0 million, including  $16.4 million for property improvements and an interest reserve, of which  $3.8 million had not been funded as of December 31, 2010. The notes mature in November 2016, bear interest at LIBOR plus 2.0%, are partially guaranteed by the owner of the borrowers, and are collateralized by second mortgages on 84 buildings containing 1,596 residential units and 43 commercial spaces in West Harlem, New York City. In conjunction with the loan agreement, we entered into a purchase option and put agreement with the borrowers under which we may purchase some or all of the buildings and, subject to achieving specified increases in rental income, the borrowers may require us to purchase the buildings (see Note 8). We determined that the stated interest rate on the notes on the date the loan was originated was a below-market interest rate and recorded a  $19.4 million discount to reflect the estimated fair value of the notes based on an estimated market interest rate of LIBOR plus 4.0%. The discount was determined to be attributable to our real estate purchase option, which we recorded separately in other assets. Accretion of this discount, which is included in interest income in our consolidated statements of operations, totaled  $0.9 million in 2010,  $0.9 million in 2009 and  $0.7 million in 2008. The value of the purchase option asset will be included in the cost of properties acquired pursuant to the option or otherwise be charged to expense. We determined that the borrowers are VIEs and, based on qualitative and quantitative analysis, determined that the individual who owns the borrowers and partially guarantees the notes is the primary beneficiary.
As part of the March 2002 acquisition of Casden Properties, Inc., we invested  $50.0 million for a 20% passive interest in Casden Properties LLC, an entity organized to acquire, re-entitle and develop land parcels in Southern California. Based upon the profit allocation agreement, we account for this investment as a note receivable from a non-affiliate and through 2008 were amortizing the discounted value of the investment to the  $50.0 million previously estimated to be collectible, through the initial dissolution date of the entity. As a result of a declines in land values in Southern California, we determined our recorded investment amount was not fully recoverable, and accordingly recognized impairment losses of  $20.7 million ( $12.4 million net of tax) during the three months ended December 31, 2009 and  $16.3 million ( $10.0 million net of tax) during the three months ended December 31, 2008.
The activity in the allowance for loan losses related to our notes receivable from unconsolidated real estate partnerships and non-affiliates, in total for both par value notes and discounted notes, for the years ended December 31, 2010 and 2009, is as follows (in thousands):

	Unconsolidated
	Real Estate
	Partnerships	Non-Affiliates
Balance at December 31, 2008	$(4,863)	$(17,743)
Provisions for losses on notes receivable	(2,231)	—
Recoveries of losses on notes receivable	—	1,422
Provisions for impairment loss on investment in Casden Properties LLC	—	(20,740)
Write offs charged against allowance	4,367	—
Net reductions due to consolidation of real estate partnerships and property dispositions	574	—

Balance at December 31, 2009	$(2,153)	$(37,061)
Provisions for losses on notes receivable	(304)	(220)
Recoveries of losses on notes receivable	116	—
Write offs charged against allowance	639	220
Net reductions due to consolidation of real estate partnerships and property dispositions	797	—

Balance at December 31, 2010	$(905)	$(37,061)

In addition to the provisions shown above, during the year ended December 31, 2010, we wrote off  $0.5 million of receivables that were not reserved through the allowance.
Additional information regarding our par value notes and discounted notes impaired during the years ended December 31, 2010 and 2009 is presented in the table below (in thousands):

	2010	2009
Par value notes:
Allowance for losses recognized	$(796)	$(1,158)
Carrying amounts of loans prior to impairments	1,115	3,819
Average recorded investment in impaired loans	1,255	7,589
Interest income recognized related to impaired loans	75	84

Discounted notes:
Allowance for losses recognized	$(110)	$(996)
Carrying amounts of loans prior to impairments	110	1,580
Average recorded investment in impaired loans	538	3,503
Interest income recognized related to impaired loans	—	—
The remaining  $27.0 million of our par value notes receivable at December 31, 2010, is estimated to be collectible and, therefore, interest income on these par value notes is recognized as earned. Of our total par value notes outstanding at December 31, 2010, notes with balances of  $17.5 million have stated maturity dates and the remainder have no stated maturity date and are governed by the terms of the partnership agreements pursuant to which the loans were extended. At December 31, 2010, none of the par value notes with stated maturity dates were past due. The information in the table above regarding our discounted notes excludes the impairment related to our investment in Casden Properties LLC. No interest income has been recognized on our investment in Casden Properties LLC following the initial impairment recognized during 2008.
In addition to the interest income recognized on impaired loans shown above, we recognized interest income, including accretion, of  $7.7 million,  $5.8 million and  $9.2 million for the years ended December 31, 2010, 2009 and 2008, respectively, related to our remaining notes receivable.

Non-Recourse Property Tax-Exempt Bond Financings, Non-Recourse Property Loans Payable and Other Borrowings	12 Months Ended
Dec. 31, 2010
Non- Recourse Property Tax-Exempt Bond Financings-Non Recourse Property Loans Payable and Other Borrowings [Abstract]
Non-Recourse Property Tax-Exempt Bond Financings, Non-Recourse Property Loans Payable and Other Borrowings

NOTE 6 —	Non-Recourse Property Tax-Exempt Bond Financings, Non-Recourse Property Loans Payable and Other Borrowings
We finance our properties primarily using long-dated, fixed-rate debt that is collateralized by the underlying real estate properties and is non-recourse to us. The following table summarizes our property tax-exempt bond financings related to properties classified as held for use at December 31, 2010 and 2009 (in thousands):

	Weighted Average	Principal
	Interest Rate	Outstanding
	2010	2010	2009
Fixed rate property tax-exempt bonds payable	5.67%	$137,416	$138,225
Variable rate property tax-exempt bonds payable	1.29%	374,395	433,931

Total		$511,811	$572,156

Fixed rate property tax-exempt bonds payable mature at various dates through January 2050. Variable rate property tax-exempt bonds payable mature at various dates through July 2033. Principal and interest on these bonds are generally payable in semi-annual installments with balloon payments due at maturity. Certain of our property tax-exempt bonds at December 31, 2010, are remarketed periodically by a remarketing agent to maintain a variable yield. If the remarketing agent is unable to remarket the bonds, then the remarketing agent can put the bonds to us. We believe that the likelihood of this occurring is remote. At December 31, 2010, our property tax-exempt bond financings related to properties classified as held for use were secured by 37 properties with a combined net book value of  $718.4 million. At December 31, 2010, property tax-exempt bonds payable with a weighted average fixed rate of 6.7% have been converted to a weighted average variable rate of 1.6% using total rate of return swaps that mature during 2012. These property tax-exempt bonds payable are presented above as variable rate debt at their carrying amounts, or fair value, of  $229.1 million. See Note 2 for further discussion of our total rate of return swap arrangements.
The following table summarizes our property loans payable related to properties classified as held for use at December 31, 2010 and 2009 (in thousands):

	Weighted Average	Principal
	Interest Rate	Outstanding
	2010	2010	2009
Fixed rate property notes payable	5.90%	$4,754,208	$4,574,509
Variable rate property notes payable	2.86%	73,852	75,685
Secured notes credit facility	1.03%	5,878	5,878

Total		$4,833,938	$4,656,072

Fixed rate property notes payable mature at various dates through December 2049. Variable rate property notes payable mature at various dates through November 2030. Principal and interest are generally payable monthly or in monthly interest-only payments with balloon payments due at maturity. At December 31, 2010, our property notes payable related to properties classified as held for use were secured by 325 properties with a combined net book value of  $5,581.9 million. In connection with our 2010 adoption of ASU 2009-17 (see Note 2), we consolidated and deconsolidated various partnerships, which resulted in a net increase in property loans payable of approximately  $61.2 million as compared to 2009. The remainder of the increase in property loans payable during the year is primarily due to refinancing activities. At December 31, 2010, property loans payable with a weighted average fixed rate of 7.5% have been converted to a weighted average variable rate of 1.6% using total rate of return swaps that mature during 2012, which is the same year the notes payable mature. These property loans payable are presented above as variable rate debt at their carrying amounts, or fair value, of  $28.7 million. See Note 2 for further discussion of our total rate of return swap arrangements.
At December 31, 2009, we had a secured revolving credit facility with a major life company that provided for borrowings of up to  $200.0 million. During 2010, the credit facility was modified to reduce allowed borrowings to the then outstanding borrowings and to remove the option for new loans under the facility. During 2010, we also exercised an option to extend the maturity date to October 2011 for a nominal fee. At December 31, 2010, outstanding borrowings of  $5.9 million related to properties classified as held for use are included in 2012 maturities below based on a remaining one-year extension option for nominal cost.
Our consolidated debt instruments generally contain covenants common to the type of facility or borrowing, including financial covenants establishing minimum debt service coverage ratios and maximum leverage ratios. At December 31, 2010, we were in compliance with all financial covenants pertaining to our consolidated debt instruments.
Other borrowings totaled  $47.0 million and  $53.1 million at December 31, 2010 and 2009, respectively. We classify within other borrowings notes payable that do not have a collateral interest in real estate properties but for which real estate serves as the primary source of repayment. These borrowings are generally non-recourse to us. At December 31, 2010, other borrowings includes  $38.5 million in fixed rate obligations with interest rates ranging from 4.5% to 10.0% and  $8.5 million in variable rate obligations bearing interest at the prime rate plus 1.75%. The maturity dates for other borrowings range from 2011 to 2014, although certain amounts are due upon occurrence of specified events, such as property sales.
As of December 31, 2010, the scheduled principal amortization and maturity payments for our property tax-exempt bonds, property notes payable and other borrowings related to properties in continuing operations are as follows (in thousands):

	Amortization	Maturities	Total
2011	$98,055	$188,829	$286,884
2012	99,522	440,203	539,725
2013	98,493	327,190	425,683
2014	84,810	362,632	447,442
2015	81,425	389,381	470,806
Thereafter			3,222,227

			$5,392,767

Amortization for 2011, 2012 and 2013 in the table above includes  $6.5 million,  $5.9 million and  $9.6 million, respectively, and maturities for 2011, 2012 and thereafter includes  $13.3 million,  $11.1 million and  $0.6 million, respectively, related to other borrowings at December 31, 2010.

Credit Agreement and Term Loan	12 Months Ended
Dec. 31, 2010
Credit Agreement and Term Loan [Abstract]
Credit Agreement and Term Loan
NOTE 7 — Credit Agreement and Term Loan
We have an Amended and Restated Senior Secured Credit Agreement, as amended, with a syndicate of financial institutions, which we refer to as the Credit Agreement. In addition to Aimco, the Aimco Operating Partnership and an Aimco subsidiary are also borrowers under the Credit Agreement.
As of December 31, 2010, the Credit Agreement consisted of  $300.0 million of revolving loan commitments (an increase of  $120.0 million from the revolving commitments at December 31, 2009). As of December 31, 2009, the Credit Agreement consisted of aggregate commitments of  $270.0 million, consisting of the  $90.0 million outstanding balance on our term loan and  $180.0 million of revolving commitments. During 2010, we repaid in full the remaining balance on the term loan.
Borrowings under the revolving credit facility bear interest based on a pricing grid determined by leverage (either at LIBOR plus 4.25% with a LIBOR floor of 1.50% or, at our option, a base rate equal to the Prime rate plus a spread of 3.00%). The revolving credit facility matures May 1, 2013, and may be extended for an additional year, subject to certain conditions, including payment of a 35.0 basis point fee on the total revolving commitments. As of December 31, 2010, we had the capacity to borrow  $260.3 million pursuant to our credit facility (after giving effect to  $39.7 million outstanding for undrawn letters of credit).
The Credit Agreement includes customary financial covenants, including the maintenance of specified ratios with respect to total indebtedness to gross asset value, total secured indebtedness to gross asset value, aggregate recourse indebtedness to gross asset value, variable rate debt to total indebtedness, debt service coverage and fixed charge coverage; the maintenance of a minimum adjusted tangible net worth; and limitations regarding the amount of cross-collateralized debt. The Credit Agreement includes other customary covenants, including a restriction on distributions and other restricted payments, but permits distributions during any four consecutive fiscal quarters in an aggregate amount of up to 95% of our funds from operations for such period, subject to certain non-cash adjustments, or such amount as may be necessary to maintain our REIT status. We were in compliance with all such covenants as of December 31, 2010.
The lenders under the Credit Agreement may accelerate any outstanding loans if, among other things: we fail to make payments when due (subject to applicable grace periods); material defaults occur under other debt agreements; certain bankruptcy or insolvency events occur; material judgments are entered against us; we fail to comply with certain covenants, such as the requirement to deliver financial information or the requirement to provide notices regarding material events (subject to applicable grace periods in some cases); indebtedness is incurred in violation of the covenants; or prohibited liens arise.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
NOTE 8 — Commitments and Contingencies
Commitments
We did not have any significant commitments related to our redevelopment activities at December 31, 2010. We enter into certain commitments for future purchases of goods and services in connection with the operations of our properties. Those commitments generally have terms of one year or less and reflect expenditure levels comparable to our historical expenditures.
As discussed in Note 5, we have committed to fund an additional  $3.8 million in loans on certain properties in West Harlem in New York City. In certain circumstances, the obligor under these notes has the ability to put properties to us, which would result in a cash payment of approximately  $30.6 million and the assumption of approximately  $118.6 million in property debt. The ability to exercise the put is dependent upon the achievement of specified thresholds by the current owner of the properties.
As discussed in Note 11, we have a potential obligation to repurchase  $20.0 million in liquidation preference of our Series A Community Reinvestment Act Preferred Stock for  $14.0 million.
Tax Credit Arrangements
We are required to manage certain consolidated real estate partnerships in compliance with various laws, regulations and contractual provisions that apply to our historic and low-income housing tax credit syndication arrangements. In some instances, noncompliance with applicable requirements could result in projected tax benefits not being realized and require a refund or reduction of investor capital contributions, which are reported as deferred income in our consolidated balance sheet, until such time as our obligation to deliver tax benefits is relieved. The remaining compliance periods for our tax credit syndication arrangements range from less than one year to 15 years. We do not anticipate that any material refunds or reductions of investor capital contributions will be required in connection with these arrangements.
Legal Matters
In addition to the matters described below, we are a party to various legal actions and administrative proceedings arising in the ordinary course of business, some of which are covered by our general liability insurance program, and none of which we expect to have a material adverse effect on our consolidated financial condition, results of operations or cash flows.
Limited Partnerships
In connection with our acquisitions of interests in real estate partnerships and our role as general partner in certain real estate partnerships, we are sometimes subject to legal actions, including allegations that such activities may involve breaches of fiduciary duties to the partners of such real estate partnerships or violations of the relevant partnership agreements. We may incur costs in connection with the defense or settlement of such litigation. We believe that we comply with our fiduciary obligations and relevant partnership agreements. Although the outcome of any litigation is uncertain, we do not expect any such legal actions to have a material adverse effect on our consolidated financial condition, results of operations or cash flows.
Environmental
Various Federal, state and local laws subject property owners or operators to liability for management, and the costs of removal or remediation, of certain potentially hazardous materials present on a property, including lead-based paint, asbestos, polychlorinated biphenyls, petroleum-based fuels, and other miscellaneous materials. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of such materials. The presence of, or the failure to manage or remedy properly, these materials may adversely affect occupancy at affected apartment communities and the ability to sell or finance affected properties. In addition to the costs associated with investigation and remediation actions brought by government agencies, and potential fines or penalties imposed by such agencies in connection therewith, the improper management of these materials on a property could result in claims by private plaintiffs for personal injury, disease, disability or other infirmities. Various laws also impose liability for the cost of removal, remediation or disposal of these materials through a licensed disposal or treatment facility. Anyone who arranges for the disposal or treatment of these materials is potentially liable under such laws. These laws often impose liability whether or not the person arranging for the disposal ever owned or operated the disposal facility. In connection with the ownership, operation and management of properties, we could potentially be responsible for environmental liabilities or costs associated with our properties or properties we acquire or manage in the future.
We have determined that our legal obligations to remove or remediate certain potentially hazardous materials may be conditional asset retirement obligations, as defined in GAAP. Except in limited circumstances where the asset retirement activities are expected to be performed in connection with a planned construction project or property casualty, we believe that the fair value of our asset retirement obligations cannot be reasonably estimated due to significant uncertainties in the timing and manner of settlement of those obligations. Asset retirement obligations that are reasonably estimable as of December 31, 2010, are immaterial to our consolidated financial condition, results of operations and cash flows.
Operating Leases
We are obligated under non-cancelable operating leases for office space and equipment. In addition, we sublease certain of our office space to tenants under non-cancelable subleases. Approximate minimum annual rentals under operating leases and approximate minimum payments to be received under annual subleases are as follows (in thousands):

	Operating
	Lease	Sublease
	Obligations	Receivables
2011	$6,334	$785
2012	4,399	658
2013	1,381	205
2014	925	—
2015	511	—
Thereafter	850	—

Total	$14,400	$1,648

Substantially all of the office space subject to the operating leases described above is for the use of our corporate offices and area operations. Rent expense recognized totaled  $6.6 million,  $7.7 million and  $10.2 million for the years ended December 31, 2010, 2009 and 2008, respectively. Sublease receipts that offset rent expense totaled approximately  $1.6 million,  $0.7 million and  $0.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.
As discussed in Note 3, during the years ended December 31, 2009 and 2008, we commenced restructuring activities pursuant to which we vacated certain leased office space for which we remain obligated. In connection with the restructurings, we accrued amounts representing the estimated fair value of certain lease obligations related to space we are no longer using, reduced by estimated sublease amounts. At December 31, 2010, approximately  $4.7 million related to the above operating lease obligations was included in accrued liabilities related to these estimates.
Additionally, during January 2011, we provided notice of our intent to terminate one of the leases included in the table above effective March 31, 2012, and we paid the required lease termination payment of approximately  $1.3 million. Obligations shown in the table above reflect our revised obligations following the lease buyout.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
NOTE 9 — Income Taxes
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities of the taxable REIT subsidiaries for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax liabilities and assets are as follows (in thousands):

	2010	2009
Deferred tax liabilities:
Partnership differences	$26,033	$32,565
Depreciation	1,212	2,474
Deferred revenue	11,975	14,862

Total deferred tax liabilities	$39,220	$49,901

Deferred tax assets:
Net operating, capital and other loss carryforwards	$41,511	$37,164
Provision for impairments on real estate assets	33,321	33,321
Receivables	8,752	3,094
Accrued liabilities	6,648	9,272
Accrued interest expense	2,220	—
Intangibles — management contracts	1,273	1,911
Tax credit carryforwards	7,181	6,949
Equity compensation	900	1,463
Other	159	929

Total deferred tax assets	101,965	94,103

Valuation allowance	(4,009)	(2,187)

Net deferred income tax assets	$58,736	$42,015

At December 31, 2010, we increased the valuation allowance for our deferred tax assets by  $1.8 million for certain state net operating losses as well as certain low income housing credits based on a determination that it was more likely than not that such assets will not be realized prior to their expiration.
A reconciliation of the beginning and ending balance of our unrecognized tax benefits is presented below (in thousands):

	2010	2009	2008
Balance at January 1	$3,079	$3,080	$2,965
Additions based on tax positions related to prior years	992	—	115
Reductions based on tax positions related to prior years	—	(1)	—

Balance at December 31	$4,071	$3,079	$3,080

We do not anticipate any material changes in existing unrecognized tax benefits during the next 12 months. Because the statute of limitations has not yet elapsed, our Federal income tax returns for the year ended December 31, 2007, and subsequent years and certain of our State income tax returns for the year ended December 31, 2005, and subsequent years are currently subject to examination by the Internal Revenue Service or other tax authorities. Approximately  $3.3 million of the unrecognized tax benefit, if recognized, would affect the effective tax rate. As discussed in Note 2, the IRS has issued us summary reports including its proposed adjustments to the Aimco Operating Partnership’s 2007 and 2006 Federal tax returns. We do not expect the proposed adjustments to have any material effect on our unrecognized tax benefits, financial condition or results of operations. Our policy is to include interest and penalties related to income taxes in income taxes in our consolidated statements of operations.
In accordance with the accounting requirements for stock-based compensation, we may recognize tax benefits in connection with the exercise of stock options by employees of our taxable subsidiaries and the vesting of restricted stock awards. During the years ended December 31, 2010 and 2009, we had no excess tax benefits from employee stock option exercises and vested restricted stock awards.
Significant components of the provision (benefit) for income taxes are as follows and are classified within income tax benefit in continuing operations and income from discontinued operations, net in our statements of operations for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	2010	2009	2008
Current:
Federal	$—	$(1,910)	$8,678
State	1,395	3,992	2,415

Total current	1,395	2,082	11,093

Deferred:
Federal	(10,912)	(17,320)	(22,115)
State	(1,380)	(3,988)	(2,386)

Total deferred	(12,292)	(21,308)	(24,501)

Total benefit	$(10,897)	$(19,226)	$(13,408)

Classification:
Continuing operations	$(18,219)	$(18,647)	$(57,051)
Discontinued operations	$7,322	$(579)	$43,643
Consolidated losses subject to tax, consisting of pretax income or loss of our taxable REIT subsidiaries and gains or losses on certain property sales that are subject to income tax under section 1374 of the Internal Revenue Code, for the years ended December 31, 2010, 2009 and 2008 totaled  $50.3 million,  $40.6 million and  $81.8 million, respectively. The reconciliation of income tax attributable to continuing and discontinued operations computed at the U.S. statutory rate to income tax benefit is shown below (dollars in thousands):

	2010		2009		2008
	Amount	Percent	Amount	Percent	Amount	Percent
Tax at U.S. statutory rates on consolidated loss subject to tax	$(17,622)	35.0%	$(14,221)	35.0%	$(28,632)	35.0%
State income tax, net of Federal tax benefit	14	—	(2,183)	5.4%	29	—
Effect of permanent differences	(673)	1.3%	127	(0.3%)	215	(0.3%)
Tax effect of intercompany transfers of assets between the REIT and taxable REIT subsidiaries (1)	5,694	(11.3%)	(4,759)	11.7%	15,059	(18.4%)
Write-off of excess tax basis	(132)	0.3%	(377)	0.9%	(79)	0.1%
Increase in valuation allowance	1,822	(3.6%)	2,187	(5.4%)	—	—

	$(10,897)	21.7%	$(19,226)	47.3%	$(13,408)	16.4%

(1)
Includes the effect of assets contributed by the Aimco Operating Partnership to taxable REIT subsidiaries, for which deferred tax expense or benefit was recognized upon the sale or impairment of the asset by the taxable REIT subsidiary.

Income taxes paid totaled approximately  $1.9 million,  $4.6 million and  $13.8 million in the years ended December 31, 2010, 2009 and 2008, respectively.
At December 31, 2010, we had net operating loss carryforwards, or NOLs, of approximately  $73.7 million for income tax purposes that expire in years 2027 to 2030. Subject to certain separate return limitations, we may use these NOLs to offset all or a portion of taxable income generated by our taxable REIT subsidiaries. We generated approximately  $9.8 million of NOLs during the year ended December 31, 2010, as a result of losses from our taxable REIT subsidiaries. The deductibility of intercompany interest expense with our taxable REIT subsidiaries is subject to certain intercompany limitations based upon taxable income as required under Section 163(j) of the Code. As of December 31, 2010, interest carryovers of approximately  $23.7 million, limited by Section 163(j) of the Code, are available against U.S. Federal tax without expiration. The deferred tax asset related to these interest carryovers is approximately  $9.2 million. Additionally, our low-income housing and rehabilitation tax credit carryforwards as of December 31, 2010, were approximately  $7.7 million for income tax purposes that expire in years 2012 to 2029. The net deferred tax asset related to these credits is approximately  $6.0 million.
For income tax purposes, dividends paid to holders of Common Stock primarily consist of ordinary income, return of capital, capital gains, qualified dividends and unrecaptured Section 1250 gains, or a combination thereof. For the years ended December 31, 2010, 2009 and 2008, dividends per share held for the entire year were estimated to be taxable as follows:

	2010 (1)		2009 (1) (2)		2008 (1) (3)
	Amount	Percentage	Amount	Percentage	Amount	Percentage
Ordinary income	$0.04	13%	$—	—	$—	—
Capital gains	0.06	20%	0.10	26%	4.77	64%
Qualified dividends	—	—	0.06	14%	0.03	—
Unrecaptured Section 1250 gain	0.20	67%	0.24	60%	2.68	36%

	$0.30	100%	$0.40	100%	$7.48	100%

(1)
We designated the per share amounts above as capital gain dividends in accordance with the requirements under the Code. Additionally, we designated as capital gain dividends a like portion of preferred dividends.

(2)
On December 18, 2009, our Board of Directors declared a quarterly cash dividend of  $0.10 per common share for the quarter ended December 31, 2009, that was paid on January 29, 2010, to stockholders of record on December 31, 2009. Pursuant to certain provisions in the Code, this dividend was deemed paid by us and received by our stockholders in 2009.

(3)
On December 18, 2008, our Board of Directors declared a special dividend of  $2.08 per common share for the quarter ended December 31, 2008, that was paid on January 29, 2009, to stockholders of record on December 29, 2008. A portion of the special dividend represented an early payment of the regular quarterly dividend of  $0.60 per share that would otherwise have been paid in February 2009. Pursuant to certain provisions in the Code, this dividend was deemed paid by us and received by our stockholders in 2008.

Transactions Involving Noncontrolling Interests in Aimco Operating Partnership	12 Months Ended
Dec. 31, 2010
Transactions Involving Noncontrolling Interests in Companys Operating Partnership [Abstract]
Transactions Involving Noncontrolling Interests in Aimco Operating Partnership
NOTE 10 — Transactions Involving Noncontrolling Interests in Aimco Operating Partnership
In December 2008, October 2008, July 2008, and December 2007, the Aimco Operating Partnership declared special distributions payable on January 29, 2009, December 1, 2008, August 29, 2008 and January 30, 2008, respectively, to holders of record of common OP Units and High Performance Units on December 29, 2008, October 27, 2008, July 28, 2008 and December 31, 2007, respectively. The special distributions were paid on common OP Units and High Performance Units in the amounts listed below. The Aimco Operating Partnership distributed to Aimco common OP Units equal to the number of shares we issued pursuant to our corresponding special dividends (discussed in Note 11) in addition to approximately  $0.60 per unit in cash. Holders of common OP Units other than Aimco and holders of High Performance Units received the distributions entirely in cash.

	January 2009	December 2008	August 2008	January 2008
Aimco Operating Partnership Special	Special	Special	Special	Special
Distributions	Distribution	Distribution	Distribution	Distribution
Distribution per unit	$2.08	$1.80	$3.00	$2.51
Total distribution	$230.1 million	$176.6 million	$285.5 million	$257.2 million
Common OP Units and High Performance Units outstanding on record date	110,654,142	98,136,520	95,151,333	102,478,510
Common OP Units held by Aimco	101,169,951	88,650,980	85,619,144	92,795,891
Total distribution on Aimco common OP Units	$210.4 million	$159.6 million	$256.9 million	$232.9 million
Cash distribution to Aimco	$60.6 million	$53.2 million	$51.4 million	$55.0 million
Portion of distribution paid to Aimco through issuance of common OP Units	$149.8 million	$106.4 million	$205.5 million	$177.9 million
Common OP Units issued to Aimco pursuant to distributions	15,627,330	12,572,267	5,731,310	4,594,074
Cash distributed to common OP Unit and High Performance Unit holders other than Aimco	$19.7 million	$17.0 million	$28.6 million	$24.3 million
Preferred OP Units
Various classes of preferred OP Units of the Aimco Operating Partnership are outstanding. Preferred OP Units entitle the holders thereof to a preference with respect to distributions or upon liquidation. Depending on the terms of each class, these preferred OP Units are convertible into common OP Units or redeemable for cash, or at the Aimco Operating Partnership’s option, Common Stock, and are paid distributions varying from 1.8% to 8.8% per annum per unit, or equal to the dividends paid on Common Stock based on the conversion terms. As of December 31, 2010 and 2009, a total of 3.1 million preferred OP Units were outstanding with redemption values of  $82.6 million and  $85.7 million, respectively. At December 31, 2010 and 2009, these preferred OP Units were redeemable into approximately 3.2 million and 5.2 million shares of Common Stock, respectively, or cash at the Aimco Operating Partnership’s option, and were included in temporary equity in our consolidated balance sheets.
The following table presents a reconciliation of preferred noncontrolling interests in the Aimco Operating Partnership for the years ending December 31, 2010, 2009 and 2008 (in thousands):

	2010	2009	2008
Balance at January 1	$86,656	$88,148	$89,716
Net income attributable to preferred noncontrolling interests in the Aimco Operating Partnership	4,964	6,288	7,646
Distributions attributable to preferred noncontrolling interests in the Aimco Operating Partnership	(6,730)	(6,806)	(7,486)
Purchases and redemptions of preferred OP Units	(1,462)	(1,725)	(976)
Other	—	751	(752)

Balance at December 31	$83,428	$86,656	$88,148

The effects on our equity of changes in our ownership interest in the Aimco Operating Partnership are reflected in our consolidated statement of equity as redemptions of Aimco Operating Partnership units for Common Stock and repurchases of common OP Units.
During the year ended December 31, 2010, we purchased approximately 68,700 preferred OP Units from the holder in exchange for cash and other consideration, and during the years ended December 31, 2010 and 2009, approximately 14,800 and 68,200 preferred OP Units, respectively, were tendered for redemption in exchange for cash. During the years ended December 31, 2010 and 2009, no preferred OP Units were tendered for redemption in exchange for shares of Common Stock. The Aimco Operating Partnership has a redemption policy that requires cash settlement of redemption requests for the redeemable preferred OP Units, subject to limited exceptions.
Common OP Units
The holders of the common OP Units receive distributions, prorated from the date of issuance, in an amount equivalent to the dividends paid to holders of Common Stock, and may redeem such units for cash or, at the Aimco Operating Partnership’s option, Common Stock.
During the year ended December 31, 2010, we acquired the noncontrolling limited partnership interests in certain of our consolidated real estate partnerships in exchange for cash and the Aimco Operating Partnership’s issuance of approximately 276,000 common OP Units. We completed no similar acquisitions of noncontrolling interests during 2009 or 2008.
During the years ended December 31, 2010 and 2009, approximately 168,300 and 64,000 common OP Units, respectively, were redeemed in exchange for cash, and approximately 519,000 common OP Units were redeemed in exchange for shares of Common Stock in 2009. No common OP Units were redeemed in exchange for shares of Common Stock in 2010.
High Performance Units
At December 31, 2010 and 2009, the Aimco Operating Partnership had outstanding 2,339,950 and 2,344,719, respectively, of high performance partnership units, or HPUs. The holders of HPUs are generally restricted from transferring these units except upon a change of control in the Aimco Operating Partnership. The holders of HPUs receive the same amount of distributions that are paid to holders of an equivalent number of the Aimco Operating Partnership’s outstanding common OP Units.

Aimco Equity	12 Months Ended
Dec. 31, 2010
Aimco Equity [Abstract]
Aimco Equity
NOTE 11 — Aimco Equity
Preferred Stock
At December 31, 2010 and 2009, we had the following classes of perpetual preferred stock outstanding (dollars in thousands):

		Annual
		Dividend Rate
		Per Share	Balance
	Redemption	(paid	December 31,
	Date (1)	quarterly)	2010	2009
Class G Cumulative Preferred Stock, $0.01 par value, 4,050,000 shares authorized, zero and 4,050,000 shares issued and outstanding, respectively (2)	07/15/2008	9.375%	$—	$101,000
Class T Cumulative Preferred Stock, $0.01 par value, 6,000,000 shares authorized, 6,000,000 shares issued and outstanding	07/31/2008	8.000%	150,000	150,000
Class U Cumulative Preferred Stock, $0.01 par value, 12,000,000 and 8,000,000 shares authorized, 12,000,000 and 8,000,000 shares issued and outstanding, respectively	03/24/2009	7.750%	298,101	200,000
Class V Cumulative Preferred Stock, $0.01 par value, 3,450,000 shares authorized, 3,450,000 shares issued and outstanding	09/29/2009	8.000%	86,250	86,250
Class Y Cumulative Preferred Stock, $0.01 par value, 3,450,000 shares authorized, 3,450,000 shares issued and outstanding	12/21/2009	7.875%	86,250	86,250
Series A Community Reinvestment Act Preferred Stock, $0.01 par value per share, 240 shares authorized, 114 and 134 shares issued and outstanding, respectively (3)	06/30/2011	(3)	57,000	67,000

Total			677,601	690,500
Less preferred stock subject to repurchase agreement (4)			(20,000)	(30,000)

Preferred stock per consolidated balance sheets			$657,601	$660,500

(1)	All classes of preferred stock are redeemable at our option on and after the dates specified.

(2)	Outstanding shares at December 31, 2009, included 10,000 shares held by a consolidated subsidiary that were eliminated in consolidation.

(3)
For the period from the date of original issuance through March 31, 2015, the dividend rate is a variable rate per annum equal to the Three-Month LIBOR Rate (as defined in the articles supplementary designating the Series A Community Reinvestment Act Perpetual Preferred Stock, or CRA Preferred Stock) plus 1.25%, calculated as of the beginning of each quarterly dividend period. The rate at December 31, 2010 and 2009 was 1.54%. Upon liquidation, holders of the CRA Preferred Stock are entitled to a preference of  $500,000 per share, plus an amount equal to accumulated, accrued and unpaid dividends, whether or not earned or declared. The CRA Preferred Stock ranks prior to our Common Stock and on the same level as our outstanding shares of preferred stock with respect to the payment of dividends and the distribution of amounts upon liquidation, dissolution or winding up. The CRA Preferred Stock is not redeemable prior to June 30, 2011, except in limited circumstances related to REIT qualification. On and after June 30, 2011, the CRA Preferred Stock is redeemable for cash, in whole or from time to time in part, at our option, at a price per share equal to the liquidation preference, plus accumulated, accrued and unpaid dividends, if any, to the redemption date.

(4)
In June 2009, we entered into an agreement to repurchase  $36.0 million in liquidation preference of our CRA Preferred Stock at a 30% discount to the liquidation preference. Pursuant to this agreement, in May 2010 and June 2009, we repurchased 20 shares and 12 shares, or  $10.0 million and  $6.0 million in liquidation preference, respectively, of CRA Preferred Stock for  $7.0 million and  $4.2 million, respectively. The holder of the CRA Preferred Stock may require us to repurchase an additional 40 shares, or  $20.0 million in liquidation preference, of CRA Preferred Stock over the next two years, for  $14.0 million. If required, these additional repurchases will be for up to  $10.0 million in liquidation preference in May 2011 and 2012. Based on the holder’s ability to require us to repurchase shares of CRA Preferred Stock pursuant to this agreement,  $20.0 million and  $30.0 million in liquidation preference of CRA Preferred Stock, or the maximum redemption value of such preferred stock, is classified within temporary equity in our consolidation balance sheets at December 31, 2010 and 2009, respectively.

On September 7, 2010, we issued 4,000,000 shares of our 7.75% Class U Cumulative Preferred Stock, par value  $0.01 per share, or the Class U Preferred Stock, in an underwritten public offering for a price per share of  $24.09 (reflecting a price to the public of  $24.86 per share, less an underwriting discount and commissions of  $0.77 per share). The offering generated net proceeds of  $96.1 million (after deducting underwriting discounts and commissions and transaction expenses). We recorded issuance costs of  $3.3 million, consisting primarily of underwriting commissions, as an adjustment of additional paid-in capital within Aimco equity in our condensed consolidated balance sheet.
On October 7, 2010, using the net proceeds from the issuance of Class U Preferred Stock supplemented by corporate funds, we redeemed all of the 4,050,000 outstanding shares of our 9.375% Class G Cumulative Preferred Stock, inclusive of 10,000 shares held by a consolidated subsidiary that are eliminated in consolidation. This redemption was for cash at a price equal to  $25.00 per share, or  $101.3 million in aggregate ( $101.0 million net of eliminations), plus accumulated and unpaid dividends of  $2.2 million. In connection with the redemption, we reflected  $4.3 million of issuance costs previously recorded as a reduction of additional paid-in capital as an increase in net income attributable to preferred stockholders for purposes of calculating earnings per share for the year ended December 31, 2010.
In connection with our May 2010 and June 2009 CRA Preferred Stock repurchase discussed above, we reflected the  $3.0 million and  $1.8 million excess of the carrying value over the repurchase price, offset by  $0.2 million of issuance costs previously recorded as a reduction of additional paid-in capital, as a reduction of net income attributable to preferred stockholders for the years ended December 31, 2010 and 2009, respectively.
During 2008, we repurchased 54 shares, or  $27.0 million in liquidation preference, of our CRA Preferred Stock for cash totaling  $24.8 million. We reflected the  $2.2 million excess of the carrying value over the repurchase price, offset by  $0.7 million of issuance costs previously recorded as a reduction of additional paid-in capital, as a reduction of net income attributable to preferred stockholders for the year ended December 31, 2008.
All classes of preferred stock are pari passu with each other and are senior to our Common Stock. The holders of each class of preferred stock are generally not entitled to vote on matters submitted to stockholders. Dividends on all shares of preferred stock are subject to declaration by our Board of Directors. All of the above outstanding classes of preferred stock have a liquidation preference per share of  $25, with the exception of the CRA Preferred Stock, which has a liquidation preference per share of  $500,000.
The dividends paid on each class of preferred stock classified as equity in the years ended December 31, 2010, 2009 and 2008 are as follows (in thousands, except per share data):

	2010				2009			2008
	Amount		Total		Amount		Total	Amount		Total
	Per		Amount		Per		Amount	Per		Amount
Class of Preferred Stock	Share (1)		Paid		Share (1)		Paid	Share (1)		Paid

Class G	$2.30		$9,334		$2.34		$9,492	$2.34		$9,492
Class T	2.00		12,000		2.00		12,000	2.00		12,000
Class U	1.94		17,438	(2)	1.94		15,500	1.94		15,500
Class V	2.00		6,900		2.00		6,900	2.00		6,900
Class Y	1.97		6,792		1.97		6,792	1.97		6,792

Series A CRA	8,169.00	(3)	971		10,841.00	(4)	1,531	24,381.00	(5)	4,531

Total			$53,435				$52,215			$55,215

(1)	Amounts per share are calculated based on the number of preferred shares outstanding either at the end of each year or as of conversion, redemption or repurchase date, as noted.

(2)	Amount paid includes $1.3 million related to the two months prior purchase of the 4,000,000 shares sold in September 2010, which amount was prepaid by the purchaser in connection with the sale.

(3)
Amount per share is based on 114 shares outstanding for the entire period. We repurchased 20 shares in May 2010 and the holders of these shares received  $1,980 per share in dividends through the date of repurchase.

(4)
Amount per share is based on 134 shares outstanding for the entire period. We repurchased 12 shares in June 2009 and the holders of these shares received  $6,509 per share in dividends through the date of repurchase.

(5)
Amount per share is based on 146 shares outstanding for the entire period. We repurchased 54 shares in September 2008 and the holders of these shares received  $17,980 per share in dividends through the date of repurchase.

Common Stock
In December 2008, October 2008, July 2008 and December 2007, in connection with the Aimco Operating Partnership’s special distributions discussed in Note 10, our Board of Directors declared corresponding special dividends payable on January 29, 2009, December 1, 2008, August 29, 2008 and January 30, 2008, respectively, to holders of record of our Common Stock on December 29, 2008, October 27, 2008, July 28, 2008 and December 31, 2007, respectively. A portion of the special dividends in the amounts of  $0.60 per share represents payment of the regular dividend for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008 and December 31, 2007, respectively, and the remaining amount per share represents an additional dividend associated with taxable gains from property dispositions. Portions of the special dividends were paid through the issuance of shares of Common Stock. The table below summarizes information regarding these special dividends.

	January 2009	December 2008	August 2008	January 2008
	Special	Special	Special	Special
Aimco Special Dividends	Dividend	Dividend	Dividend	Dividend
Dividend per share	$2.08	$1.80	$3.00	$2.51
Outstanding shares of Common Stock on the record date	101,169,951	88,650,980	85,619,144	92,795,891

Total dividend	$210.4 million	$159.6 million	$256.9 million	$232.9 million
Portion of dividend paid in cash	$60.6 million	$53.2 million	$51.4 million	$55.0 million
Portion of dividend paid through issuance of shares	$149.8 million	$106.4 million	$205.5 million	$177.9 million
Shares issued pursuant to dividend	15,627,330	12,572,267	5,731,310	4,594,074
Average share price on determination date	$9.58	$8.46	$35.84	$38.71

Amounts after elimination of the effects of shares of Common Stock held by consolidated subsidiaries:
Outstanding shares of Common Stock on the record date	100,642,817	88,186,456	85,182,665	92,379,751
Total dividend	$209.3 million	$158.7 million	$255.5 million	$231.9 million
Portion of dividend paid in cash	$60.3 million	$52.9 million	$51.1 million	$54.8 million
Portion of dividend paid through issuance of shares	$149.0 million	$105.8 million	$204.4 million	$177.1 million
Shares issued pursuant to dividend	15,548,996	12,509,657	5,703,265	4,573,735
During the year ended December 31, 2010, we sold 600,000 shares of our Common Stock pursuant to an At-The-Market, or ATM, offering program we initiated during 2010, generating  $14.4 million of net proceeds.
During 2008 and prior years, from time to time, we issued shares of Common Stock to certain non-executive officers who purchased the shares at market prices. In exchange for the shares purchased, the officers executed notes payable. These notes, which are 25% recourse to the borrowers, have a 10-year maturity and bear interest either at a fixed rate of 6% annually or a floating rate based on the 30-day LIBOR plus 3.85%, which is subject to an annual interest rate cap of typically 7.25%. Total payments in 2010 and 2009 on all notes from officers were  $0.6 million and  $0.8 million, respectively. In 2010 and 2009, we reacquired approximately 9,000 and 94,000 shares of Common Stock from officers in exchange for the cancellation of related notes totaling  $0.3 million and  $1.5 million, respectively.
As further discussed in Note 12, during 2010, 2009 and 2008, we issued shares of restricted Common Stock to certain officers, employees and independent directors.
Registration Statements
Pursuant to the ATM offering program discussed above, we may issue up to 6.4 million additional shares of our Common Stock. Additionally, we and the Aimco Operating Partnership have a shelf registration statement that provides for the issuance of debt and equity securities by Aimco and debt securities by the Aimco Operating Partnership.

Share-Based Compensation and Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Share-Based Compensation and Employee Benefit Plans [Abstract]
Share-Based Compensation and Employee Benefit Plans
NOTE 12 — Share-Based Compensation and Employee Benefit Plans
Stock Award and Incentive Plan
We have a stock award and incentive plan to attract and retain officers, key employees and independent directors. Our plan reserves for issuance a maximum of 4.1 million shares, which may be in the form of incentive stock options, non-qualified stock options and restricted stock, or other types of awards as authorized under our plan. Pursuant to the anti-dilution provisions of our plan, the number of shares reserved for issuance has been adjusted to reflect the special dividends discussed in Note 11. At December 31, 2010 there were approximately 1.3 million shares available to be granted under our plan. Our plan is administered by the Compensation and Human Resources Committee of the Board of Directors. In the case of stock options, the exercise price of the options granted may not be less than the fair market value of Common Stock at the date of grant. The term of the options is generally ten years from the date of grant. The options typically vest over a period of one to four or five years from the date of grant. We generally issue new shares upon exercise of options. Restricted stock awards typically vest over a period of three to five years.
Refer to Note 2 for discussion of our accounting policy related to stock-based compensation.
We estimated the fair value of our options using a Black-Scholes closed-form valuation model using the assumptions set forth in the table below. The expected term of the options was based on historical option exercises and post-vesting terminations. Expected volatility reflects the historical volatility of our Common Stock during the historical period commensurate with the expected term of the options that ended on the date of grant. The expected dividend yield reflects expectations regarding cash dividend amounts per share paid on our Common Stock during the expected term of the option and the risk-free interest rate reflects the annualized yield of a zero coupon U.S. Treasury security with a term equal to the expected term of the option. The weighted average fair value of options and our valuation assumptions for the years ended December 31, 2010, 2009 and 2008 were as follows:

	2010	2009	2008
Weighted average grant-date fair value	$9.27	$2.47	$4.34
Assumptions:
Risk-free interest rate	3.14%	2.26%	3.12%
Expected dividend yield	2.90%	8.00%	6.02%
Expected volatility	52.16%	45.64%	24.02%
Weighted average expected life of options	7.8 years	6.9 years	6.5 years
The following table summarizes activity for our outstanding stock options for the years ended December 31, 2010, 2009 and 2008 (numbers of options in thousands):

	2010		2009(1)		2008(1)
		Weighted		Weighted		Weighted
	Number	Average	Number	Average	Number	Average
	of	Exercise	of	Exercise	of	Exercise
	Options	Price	Options	Price	Options	Price
Outstanding at beginning of year	8,873	$28.22	10,344	$31.01	8,555	$39.57
Granted	3	21.67	965	8.92	980	39.77
Exercised	(202)	8.92	—	—	(14)	37.45
Forfeited	(1,514)	28.73	(2,436)	32.03	(1,423)	38.75
Adjustment to outstanding options pursuant to special dividends	—	n/a	—	n/a	2,246	n/a

Outstanding at end of year	7,160	$28.65	8,873	$28.22	10,344	$31.01

Exercisable at end of year	5,869	$30.18	6,840	$29.65	7,221	$29.51

(1)
In connection with the special dividends discussed in Note 11, effective on the record date of each dividend, the number of options and exercise prices of all outstanding awards were adjusted pursuant to the anti-dilution provisions of the applicable plans based on the market price of our stock on the ex-dividend dates of the related special dividends. The adjustment to the number of outstanding options is reflected in the table separate from the other activity during the periods at the weighted average exercise price for those outstanding options. The exercise prices for options granted, exercised and forfeited in the table above reflect the actual exercise prices at the time of the related activity. The number and weighted average exercise price for options outstanding and exercisable at the end of year reflect the adjustments for the applicable special dividends. The adjustment of the awards pursuant to the special dividends is considered a modification of the awards, but did not result in a change in the fair value of any awards and therefore did not result in a change in total compensation to be recognized over the remaining term of the awards.

The intrinsic value of a stock option represents the amount by which the current price of the underlying stock exceeds the exercise price of the option. Options outstanding at December 31, 2010, had an aggregate intrinsic value of  $12.8 million and a weighted average remaining contractual term of 3.8 years. Options exercisable at December 31, 2010, had an aggregate intrinsic value of  $2.4 million and a weighted average remaining contractual term of 3.1 years. The intrinsic value of stock options exercised during the years ended December 31, 2010 and 2008, was  $2.9 million and less than  $0.1 million, respectively. We may realize tax benefits in connection with the exercise of options by employees of our taxable subsidiaries. During the year ended December 31, 2010, we did not recognize any significant tax benefits related to options exercised during the year, and during the year ended December 31, 2009, as no stock options were exercised we realized no related tax benefits.
The following table summarizes activity for restricted stock awards for the years ended December 31, 2010, 2009 and 2008 (numbers of shares in thousands):

	2010		2009		2008
		Weighted				Weighted
		Average		Weighted		Average
	Number	Grant-	Number	Average	Number	Grant-
	of	Date	of	Grant-Date	of	Date
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
Unvested at beginning of year	458	$26.73	893	$40.33	960	$46.08
Granted	381	16.72	378	8.92	248	39.85
Vested	(261)	27.56	(418)	32.83	(377)	43.45
Forfeited	(34)	26.11	(533)	27.66	(128)	46.85
Issued pursuant to special dividends (1)	—	—	138	9.58	190	22.51

Unvested at end of year	544	$19.36	458	$26.73	893	$40.33

(1)
This represents shares of restricted stock issued to holders of restricted stock pursuant to the special dividends discussed in Note 11. The weighted average grant-date fair value for these shares represents the price of our stock on the determination date for each dividend. The issuance of the additional shares of restricted stock resulted in no incremental compensation expense.

The aggregate fair value of shares that vested during the years ended December 31, 2010, 2009 and 2008 was  $4.4 million,  $3.1 million and  $16.5 million, respectively.
Total compensation cost recognized for restricted stock and stock option awards was  $8.1 million,  $8.0 million and  $17.6 million for the years ended December 31, 2010, 2009 and 2008, respectively. Of these amounts,  $0.8 million,  $1.3 million and  $3.8 million, respectively, were capitalized. At December 31, 2010, total unvested compensation cost not yet recognized was  $7.8 million. We expect to recognize this compensation over a weighted average period of approximately 1.7 years.
Employee Stock Purchase Plan
Under the terms of our employee stock purchase plan, eligible employees may authorize payroll deductions up to 15% of their base compensation to purchase shares of our Common Stock at a five percent discount from its fair value on the last day of the calendar quarter during which payroll deductions are made. In 2010, 2009 and 2008, 5,662, 20,076 and 8,926 shares were purchased under this plan at an average price of  $20.92,  $8.82 and  $23.86, respectively. No compensation cost is recognized in connection with this plan. Shares of Common Stock purchased under the employee stock purchase plan are treated as issued and outstanding on the date of purchase and dividends paid on such shares are recognized as a reduction of equity when such dividends are declared.
401(k) Plan
We provide a 401(k) defined-contribution employee savings plan. Employees who have completed 30 days of service and are age 18 or older are eligible to participate. For the period from January 1, 2009 through January 29, 2009, and during the year ended December 31, 2008, our matching contributions were made in the following manner: (1) a 100% match on the first 3% of the participant’s compensation; and (2) a 50% match on the next 2% of the participant’s compensation. On December 31, 2008, we suspended employer matching contributions effective January 29, 2009. We may reinstate employer matching contributions at any time. We incurred costs in connection with this plan of less than  $0.1 million in 2010,  $0.6 million in 2009 and  $5.2 million in 2008.

Discontinued Operations and Assets Held for Sale	12 Months Ended
Dec. 31, 2010
Discontinued Operations and Assets Held for Sale [Abstract]
Discontinued Operations and Assets Held for Sale
NOTE 13 — Discontinued Operations and Assets Held for Sale
We report as discontinued operations real estate assets that meet the definition of a component of an entity and have been sold or meet the criteria to be classified as held for sale. We include all results of these discontinued operations, less applicable income taxes, in a separate component of income on the consolidated statements of operations under the heading “income from discontinued operations, net.” This treatment resulted in the retrospective adjustment of the 2010, 2009 and 2008 statements of operations and the 2010 and 2009 balance sheets to reflect as discontinued operations all properties sold or classified as held for sale as of June 30, 2011.
We are currently marketing for sale certain real estate properties that are inconsistent with our long-term investment strategy. At the end of each reporting period, we evaluate whether such properties meet the criteria to be classified as held for sale, including whether such properties are expected to be sold within 12 months. Additionally, certain properties that do not meet all of the criteria to be classified as held for sale at the balance sheet date may nevertheless be sold and included in discontinued operations in the subsequent 12 months; thus the number of properties that may be sold during the subsequent 12 months could exceed the number classified as held for sale. At December 31, 2010 and 2009, after adjustments for properties that were sold or classified as held for sale as of June 30, 2011, we had 29 and 80 properties with an aggregate of 4,750 and 12,939 units, respectively, classified as held for sale. Amounts classified as held for sale in the accompanying consolidated balance sheets as of December 31, 2010 and 2009 are as follows (in thousands):

	December 31,	December 31,
	2010	2009
Real estate, net	$146,827	$428,510
Other assets	2,049	6,741

Assets held for sale	$148,876	$435,251

Property debt	$112,034	$348,202
Other liabilities	1,255	7,698

Liabilities related to assets held for sale	$113,289	$355,900

During the years ended December 31, 2010, 2009 and 2008, we sold 51, 89 and 151 consolidated properties with an aggregate 8,189, 22,503 and 37,202 units, respectively. For the years ended December 31, 2010, 2009 and 2008, discontinued operations includes the results of operations for the periods prior to the date of sale for all properties sold or classified as held for sale as of June 30, 2011.
The following is a summary of the components of income from discontinued operations for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	2010	2009	2008
Rental and other property revenues	$77,335	$248,989	$560,561
Property operating and other expenses	(43,873)	(135,823)	(291,115)
Depreciation and amortization	(23,145)	(78,010)	(148,903)
Provision for operating real estate impairment losses	(12,961)	(54,530)	(27,420)

Operating (loss) income	(2,644)	(19,374)	93,123
Interest income	359	423	2,059
Interest expense	(13,976)	(48,118)	(107,914)
Gain on extinguishment of debt	—	259	—

Loss before gain on dispositions of real estate and income taxes	(16,261)	(66,810)	(12,732)
Gain on dispositions of real estate	94,901	221,770	800,270
Income tax (expense) benefit	(7,322)	579	(43,643)

Income from discontinued operations, net	$71,318	$155,539	$743,895

Income from discontinued operation attributable to:
Noncontrolling interests in consolidated real estate partnerships	$(25,898)	$(60,848)	$(149,492)
Noncontrolling interests in Aimco Operating Partnership	(3,050)	(6,869)	(57,656)

Total noncontrolling interests	(28,948)	(67,717)	(207,148)

Aimco	$42,370	$87,822	$536,747

Gain on dispositions of real estate is reported net of incremental direct costs incurred in connection with the transactions, including any prepayment penalties incurred upon repayment of property loans collateralized by the properties being sold. Such prepayment penalties totaled  $4.5 million,  $29.0 million and  $64.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. We classify interest expense related to property debt within discontinued operations when the related real estate asset is sold or classified as held for sale. As discussed in Note 2, during the years ended December 31, 2010 and 2009, we allocated  $4.7 million and  $10.1 million, respectively, of goodwill related to our real estate segment to the carrying amounts of the properties sold or classified as held for sale during the applicable periods. Of these amounts,  $4.1 million and  $8.7 million, respectively, were reflected as a reduction of gain on dispositions of real estate and  $0.6 million and  $1.4 million, respectively, were reflected as an adjustment of impairment losses.

Earnings per Share	12 Months Ended
Dec. 31, 2010
Earnings per Share [Abstract]
Earnings per Share
NOTE 14 — Earnings per Share
We calculate earnings per share based on the weighted average number of shares of Common Stock, participating securities, common stock equivalents and dilutive convertible securities outstanding during the period. The following table illustrates the calculation of basic and diluted earnings per share for the years ended December 31, 2010, 2009 and 2008 (in thousands, except per share data):

	2010	2009	2008
Numerator:
Loss from continuing operations	$(160,942)	$(200,339)	$(116,893)
Loss (income) from continuing operations attributable to noncontrolling interests	46,844	48,243	(7,847)
Income attributable to preferred stockholders	(53,590)	(50,566)	(53,708)
Income attributable to participating securities	—	—	(6,985)

Loss from continuing operations attributable to Aimco common stockholders	$(167,688)	$(202,662)	$(185,433)

Income from discontinued operations	$71,318	$155,539	$743,895
Income from discontinued operations attributable to noncontrolling interests	(28,948)	(67,717)	(207,148)

Income from discontinued operations attributable to Aimco common stockholders	$42,370	$87,822	$536,747

Net (loss) income	$(89,624)	$(44,800)	$627,002
Net loss (income) attributable to noncontrolling interests	17,896	(19,474)	(214,995)
Income attributable to preferred stockholders	(53,590)	(50,566)	(53,708)
Income attributable to participating securities	—	—	(6,985)

Net (loss) income attributable to Aimco common stockholders	$(125,318)	$(114,840)	$351,314

Denominator:
Denominator for basic earnings per share — weighted average number of shares of Common Stock outstanding	116,369	114,301	88,690
Effect of dilutive securities:
Dilutive potential common shares	—	—	—

Denominator for diluted earnings per share	116,369	114,301	88,690

Earnings (loss) per common share — basic and diluted:
Loss from continuing operations attributable to Aimco common stockholders	$(1.44)	$(1.77)	$(2.09)
Income from discontinued operations attributable to Aimco common stockholders	0.36	0.77	6.05

Net (loss) income attributable to Aimco common stockholders	$(1.08)	$(1.00)	$3.96

Dividends declared per common share	$0.30	$0.40	$7.48

As of December 31, 2010, 2009 and 2008, the common share equivalents that could potentially dilute basic earnings per share in future periods totaled 7.2 million, 8.9 million and 9.2 million, respectively. These securities, representing stock options, have been excluded from the earnings per share computations for the years ended December 31, 2010, 2009 and 2008, because their effect would have been anti-dilutive.
Participating securities, consisting of unvested restricted stock and shares purchased pursuant to officer loans, receive dividends similar to shares of Common Stock and totaled 0.6 million, 0.5 million and 1.0 million at December 31, 2010, 2009 and 2008, respectively. The effect of participating securities is reflected in basic and diluted earnings per share computations for the periods presented above using the two-class method of allocating distributed and undistributed earnings. During the years ended December 31, 2010 and 2009, the adjustment to compensation expense recognized related to cumulative dividends on forfeited shares of restricted stock exceeded the amount of dividends declared related to participating securities. Accordingly, distributed earnings attributed to participating securities during 2010 and 2009 were reduced to zero for purposes of calculating earnings per share using the two-class method.
As discussed in Note 10, the Aimco Operating Partnership has various classes of preferred OP units, which may be redeemed at the holders’ option. The Aimco Operating Partnership may redeem these units for cash or at its option, shares of Common Stock. During the periods presented, no common share equivalents related to these preferred OP units have been included in earnings per share computations because their effect was antidilutive.

Unaudited Summarized Consolidated Quarterly Information	12 Months Ended
Dec. 31, 2010
Unaudited Summarized Consolidated Quarterly Information [Abstract]
Unaudited Summarized Consolidated Quarterly Information
NOTE 15 — Unaudited Summarized Consolidated Quarterly Information
Summarized unaudited consolidated quarterly information for 2010 and 2009 is provided below (in thousands, except per share amounts).

	Quarter (1)
2010	First	Second	Third	Fourth
Total revenues	$271,305	$276,524	$277,612	$284,760
Total operating expenses	(247,723)	(241,777)	(241,034)	(250,566)
Operating income	23,582	34,747	36,578	34,194
Loss from continuing operations	(35,691)	(38,267)	(46,785)	(40,199)
Income from discontinued operations, net	18,931	28,097	18,303	5,987
Net loss	(16,760)	(10,170)	(28,482)	(34,212)
Loss attributable to Aimco common stockholders	(40,440)	(17,995)	(28,500)	(38,427)
Loss per common share — basic and diluted:
Loss from continuing operations attributable to Aimco common stockholders	$(0.42)	$(0.32)	$(0.36)	$(0.34)
Net loss attributable to Aimco common stockholders	$(0.35)	$(0.15)	$(0.25)	$(0.33)
Weighted average common shares outstanding — basic and diluted	116,035	116,323	116,434	116,683

	Quarter (1)
2009	First	Second	Third	Fourth
Total revenues	$273,263	$275,181	$272,394	$278,864
Total operating expenses	(245,632)	(249,497)	(255,706)	(258,895)
Operating income	27,631	25,684	16,688	19,969
Loss from continuing operations	(33,895)	(47,992)	(54,452)	(64,000)
Income from discontinued operations, net	1,324	40,364	44,896	68,955
Net (loss) income	(32,571)	(7,628)	(9,556)	4,955
Loss attributable to Aimco common stockholders	(37,698)	(29,923)	(40,490)	(6,729)
Loss per common share — basic and diluted:
Loss from continuing operations attributable to Aimco common stockholders	$(0.32)	$(0.41)	$(0.46)	$(0.58)
Net loss attributable to Aimco common stockholders	$(0.34)	$(0.26)	$(0.34)	$(0.06)
Weighted average common shares outstanding — basic and diluted	110,262	115,510	115,563	115,871

(1)	Certain reclassifications have been made to 2010 and 2009 quarterly amounts related to treatment of discontinued operations for properties sold or classified as held for sale through June 30, 2011.

Transactions with Affiliates	12 Months Ended
Dec. 31, 2010
Transactions with Affiliates [Abstract]
Transactions with Affiliates
NOTE 16 — Transactions with Affiliates
We earn revenue from affiliated real estate partnerships. These revenues include fees for property management services, partnership and asset management services, risk management services and transactional services such as refinancing, construction supervisory and disposition (including promote income, which is income earned in connection with the disposition of properties owned by certain of our consolidated joint ventures). In addition, we are reimbursed for our costs in connection with the management of the unconsolidated real estate partnerships. These fees and reimbursements for the years ended December 31, 2010, 2009 and 2008 totaled  $10.6 million,  $18.5 million and  $72.5 million, respectively. The total accounts receivable due from affiliates was  $8.4 million, net of allowance for doubtful accounts of  $1.5 million, at December 31, 2010, and  $23.7 million, net of allowance for doubtful accounts of  $1.9 million, at December 31, 2009.
Additionally, we earn interest income on notes from real estate partnerships in which we are the general partner and hold either par value or discounted notes. During the years ended December 31, 2010, 2009 and 2008, we did not recognize a significant amount of interest income on par value notes from unconsolidated real estate partnerships. Accretion income recognized on discounted notes from affiliated real estate partnerships totaled  $0.8 million,  $0.1 million and  $1.4 million for the years ended December 31, 2010, 2009 and 2008, respectively. See Note 5 for additional information on notes receivable from unconsolidated real estate partnerships.

Business Segments	12 Months Ended
Dec. 31, 2010
Business Segments [Abstract]
Business Segments
NOTE 17 — Business Segments
We have two reportable segments: conventional real estate operations and affordable real estate operations. Our conventional real estate operations consist of market-rate apartments with rents paid by the resident and included 219 properties with 68,972 units as of December 31, 2010. Our affordable real estate operations consisted of 228 properties with 26,540 units as of December 31, 2010, with rents that are generally paid, in whole or part, by a government agency.
Our chief operating decision maker uses various generally accepted industry financial measures to assess the performance and financial condition of the business, including: Net Asset Value, which is the estimated fair value of our assets, net of liabilities and preferred equity; Pro forma Funds From Operations, which is Funds From Operations excluding operating real estate impairment losses and preferred equity redemption related amounts; Adjusted Funds From Operations, which is Pro forma Funds From Operations less spending for Capital Replacements; property net operating income, which is rental and other property revenues less direct property operating expenses, including real estate taxes; proportionate property net operating income, which reflects our share of property net operating income of our consolidated and unconsolidated properties; same store property operating results; Free Cash Flow, which is net operating income less spending for Capital Replacements; Free Cash Flow internal rate of return; financial coverage ratios; and leverage as shown on our balance sheet. Our chief operating decision maker emphasizes proportionate property net operating income as a key measurement of segment profit or loss.
During the three months ended December 31, 2010, we revised certain of the reports our chief operating decision maker uses to assess the performance of our business to include additional information about proportionate operating results of our segments. Based on the change in our measure of segment performance, we have recast the presentation of our segment results for the years ended December 31, 2009 and 2008, to be consistent with the current presentation.
The following tables present the revenues, expenses, net operating income (loss) and income (loss) from continuing operations of our conventional and affordable real estate operations segments on a proportionate basis for the years ended December 31, 2010, 2009 and 2008 (in thousands):

				Corporate and
	Conventional	Affordable	Proportionate	Amounts Not
	Real Estate	Real Estate	Adjustments	Allocated to
	Operations	Operations	(1)	Segments	Consolidated
Year Ended December 31, 2010:
Rental and other property revenues (2)	$806,791	$126,888	$138,214	$2,755	$1,074,648
Asset management and tax credit revenues	—	—	—	35,553	35,553

Total revenues	806,791	126,888	138,214	38,308	1,110,201

Property operating expenses (2)	312,600	56,657	63,129	56,689	489,075
Asset management and tax credit expenses	—	—	—	14,487	14,487
Depreciation and amortization (2)	—	—	—	413,688	413,688
Provision for operating real estate impairment losses (2)	—	—	—	65	65
General and administrative expenses	—	—	—	53,365	53,365
Other expenses, net	—	—	—	10,420	10,420

Total operating expenses	312,600	56,657	63,129	548,714	981,100

Net operating income (loss)	494,191	70,231	75,085	(510,406)	129,101
Other items included in continuing operations	—	—	—	(290,043)	(290,043)

Income (loss) from continuing operations	$494,191	$70,231	$75,085	$(800,449)	$(160,942)

				Corporate and
	Conventional	Affordable	Proportionate	Amounts Not
	Real Estate	Real Estate	Adjustments	Allocated to
	Operations	Operations	(1)	Segments	Consolidated
Year Ended December 31, 2009:
Rental and other property revenues (2)	$800,872	$123,187	$120,737	$5,053	$1,049,849
Asset management and tax credit revenues	—	—	—	49,853	49,853

Total revenues	800,872	123,187	120,737	54,906	1,099,702

Property operating expenses (2)	316,579	56,920	55,097	62,689	491,285
Asset management and tax credit expenses	—	—	—	15,779	15,779
Depreciation and amortization (2)	—	—	—	417,558	417,558
Provision for operating real estate impairment losses (2)	—	—	—	2,329	2,329
General and administrative expenses	—	—	—	56,640	56,640
Other expenses, net	—	—	—	14,898	14,898
Restructuring costs	—	—	—	11,241	11,241

Total operating expenses	316,579	56,920	55,097	581,134	1,009,730

Net operating income (loss)	484,293	66,267	65,640	(526,228)	89,972
Other items included in continuing operations	—	—	—	(290,311)	(290,311)

Income (loss) from continuing operations	$484,293	$66,267	$65,640	$(816,539)	$(200,339)

Year Ended December 31, 2008:
Rental and other property revenues (2)	$802,438	$118,334	$120,211	$6,303	$1,047,286
Asset management and tax credit revenues	—	—	—	98,830	98,830

Total revenues	802,438	118,334	120,211	105,133	1,146,116

Property operating expenses (2)	313,129	56,872	54,647	77,059	501,707
Asset management and tax credit expenses	—	—	—	24,784	24,784
Depreciation and amortization (2)	—	—	—	366,645	366,645
Provision for impairment losses on real estate development assets	—	—	—	91,138	91,138
General and administrative expenses	—	—	—	80,376	80,376
Other expenses, net	—	—	—	21,783	21,783
Restructuring costs	—	—	—	22,802	22,802

Total operating expenses	313,129	56,872	54,647	684,587	1,109,235

Net operating income (loss)	489,309	61,462	65,564	(579,454)	36,881
Other items included in continuing operations	—	—	—	(153,774)	(153,774)

Income (loss) from continuing operations	$489,309	$61,462	$65,564	$(733,228)	$(116,893)

(1)
Represents adjustments for the noncontrolling interests in consolidated real estate partnerships’ share of the results of our consolidated properties, which are excluded from our measurement of segment performance but included in the related consolidated amounts, and our share of the results of operations of our unconsolidated real estate partnerships, which are included in our measurement of segment performance but excluded from the related consolidated amounts.

(2)
Our chief operating decision maker assesses the performance of our conventional and affordable real estate operations using, among other measures, proportionate property net operating income, which excludes depreciation and amortization, provision for operating real estate impairment losses, property management revenues (which are included in rental and other property revenues) and property management expenses and casualty gains and losses (which are included in property operating expenses). Accordingly, we do not allocate these amounts to our segments.

During the years ended December 31, 2010, 2009 and 2008, for continuing operations, our rental revenues include  $127.0 million,  $122.9 million and  $115.3 million, respectively, of subsidies from government agencies, which exceeded 10% of the combined revenues of our conventional and affordable segments for each of the years presented.
The assets of our reportable segments on a proportionate basis, together with the proportionate adjustments to reconcile these amounts to the consolidated assets of our segments, and the consolidated assets not allocated to our segments are as follows (in thousands):

	2010	2009
Conventional	$5,492,437	$5,647,192
Affordable	886,874	966,703
Proportionate adjustments (1)	555,079	463,767
Corporate and other assets	444,176	828,806

Total consolidated assets	$7,378,566	$7,906,468

(1)
Proportionate adjustments for the noncontrolling interests in consolidated real estate partnerships’ share of the assets of our consolidated properties, which are excluded from our measurement of segment financial condition, and our share of the assets of our unconsolidated real estate partnerships, which are included in our measure of segment financial condition.

For the years ended December 31, 2010, 2009 and 2008, capital additions related to our conventional segment totaled  $140.1 million,  $208.0 million and  $516.6 million, respectively, and capital additions related to our affordable segment totaled  $35.2 million,  $67.4 million and  $148.6 million, respectively.

Real Estate and Accumulated Depreciation	12 Months Ended
Dec. 31, 2010
Real Estate and Accumulated Depreciation [Abstract]
REAL ESTATE AND ACCUMULATED DEPRECIATION
SCHEDULE III: REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2010
(In Thousands Except Unit Data)

						(2)		(3)
		(1)				Initial Cost		Cost Capitalized	December 31, 2010
	Property	Date		Year	Number		Buildings and	Subsequent to		Buildings and	(4)	Accumulated	Total Cost
Property Name	Type	Consolidated	Location	Built	of Units	Land	Improvements	Consolidation	Land	Improvements	Total	Depreciation (AD)	Net of AD	Encumbrances

Conventional Properties:
100 Forest Place	High Rise	Dec-97	Oak Park, IL	1987	234	$2,664	$18,815	$5,790	$2,664	$24,605	$27,269	$(9,484)	$17,785	$27,347
1582 First Avenue	High Rise	Mar-05	New York, NY	1900	17	4,250	752	256	4,281	977	5,258	(308)	4,950	2,639
173 E. 90th Street	High Rise	May-04	New York, NY	1910	72	11,773	4,535	2,369	12,067	6,610	18,677	(1,598)	17,079	8,481
182-188 Columbus Avenue	Mid Rise	Feb-07	New York, NY	1910	32	17,187	3,300	4,066	19,123	5,430	24,553	(1,266)	23,287	13,471
204-206 West 133rd Street	Mid Rise	Jun-07	New York, NY	1910	44	3,291	1,450	2,023	4,352	2,412	6,764	(441)	6,323	3,132
2232-2240 Seventh Avenue	Mid Rise	Jun-07	New York, NY	1910	24	2,863	3,785	1,530	3,366	4,812	8,178	(743)	7,435	2,973
2247-2253 Seventh Avenue	Mid Rise	Jun-07	New York, NY	1910	35	6,787	3,335	1,775	7,356	4,541	11,897	(848)	11,049	5,483
2252-2258 Seventh Avenue	Mid Rise	Jun-07	New York, NY	1910	35	3,623	4,504	1,914	4,318	5,723	10,041	(1,027)	9,014	5,125
2300-2310 Seventh Avenue	Mid Rise	Jun-07	New York, NY	1910	63	8,623	6,964	5,618	10,417	10,788	21,205	(2,073)	19,132	9,896
236 - 238 East 88th Street	High Rise	Jan-04	New York, NY	1900	43	8,751	2,914	1,353	8,820	4,198	13,018	(1,360)	11,658	6,736
237-239 Ninth Avenue	High Rise	Mar-05	New York, NY	1900	36	8,430	1,866	775	8,494	2,577	11,071	(775)	10,296	5,165
240 West 73rd Street, LLC	High Rise	Sep-04	New York, NY	1900	200	68,006	12,140	4,131	68,109	16,168	84,277	(3,626)	80,651	29,668
2484 Seventh Avenue	Mid Rise	Jun-07	New York, NY	1921	23	2,384	1,726	497	2,601	2,006	4,607	(340)	4,267	2,472
2900 on First Apartments	Mid Rise	Oct-08	Seattle, WA	1989	135	19,015	17,518	613	19,071	18,075	37,146	(1,546)	35,600	20,400
306 East 89th Street	High Rise	Jul-04	New York, NY	1930	20	2,659	1,006	168	2,681	1,152	3,833	(405)	3,428	1,885
311 & 313 East 73rd Street	Mid Rise	Mar-03	New York, NY	1904	34	5,635	1,609	552	5,678	2,118	7,796	(1,088)	6,708	2,703
322-324 East 61st Street	High Rise	Mar-05	New York, NY	1900	40	6,319	2,224	729	6,372	2,900	9,272	(881)	8,391	3,627
3400 Avenue of the Arts	Mid Rise	Mar-02	Costa Mesa, CA	1987	770	55,223	65,506	73,569	57,240	137,058	194,298	(43,291)	151,007	118,280
452 East 78th Street	High Rise	Jan-04	New York, NY	1900	12	1,966	608	285	1,982	877	2,859	(289)	2,570	1,567
464-466 Amsterdam & 200-210 W. 83rd Street	Mid Rise	Feb-07	New York, NY	1910	72	23,677	7,101	4,367	25,552	9,593	35,145	(1,755)	33,390	19,679
510 East 88th Street	High Rise	Jan-04	New York, NY	1900	20	3,137	1,002	287	3,163	1,263	4,426	(359)	4,067	2,579
514-516 East 88th Street	High Rise	Mar-05	New York, NY	1900	36	6,230	2,168	569	6,282	2,685	8,967	(765)	8,202	4,553
656 St. Nicholas Avenue	Mid Rise	Jun-07	New York, NY	1920	31	2,731	1,636	2,823	3,576	3,614	7,190	(739)	6,451	2,375
707 Leahy	Garden	Apr-07	Redwood City, CA	1973	111	15,352	7,909	4,407	15,444	12,224	27,668	(2,269)	25,399	14,983
759 St. Nicholas Avenue	Mid Rise	Oct-07	New York, NY	1920	9	682	535	683	1,013	887	1,900	(138)	1,762	545
865 Bellevue	Garden	Jul-00	Nashville, TN	1972	326	3,558	12,037	27,236	3,558	39,273	42,831	(15,414)	27,417	18,951
Arbors, The	Garden	Oct-97	Tempe, AZ	1967	200	1,092	6,208	3,378	1,092	9,586	10,678	(4,505)	6,173	6,655
Arbours Of Hermitage, The	Garden	Jul-00	Hermitage, TN	1972	350	3,217	12,023	7,326	3,217	19,349	22,566	(8,540)	14,026	10,059
Auburn Glen	Garden	Dec-06	Jacksonville, FL	1974	251	7,483	8,191	3,441	7,670	11,445	19,115	(2,767)	16,348	9,765
BaLaye	Garden	Apr-06	Tampa, FL	2002	324	10,329	28,800	1,261	10,608	29,782	40,390	(5,202)	35,188	22,658
Bank Lofts	High Rise	Apr-01	Denver, CO	1920	117	3,525	9,045	1,786	3,525	10,831	14,356	(5,080)	9,276	7,138
Bay Parc Plaza	High Rise	Sep-04	Miami, FL	2000	471	22,680	41,847	4,346	22,680	46,193	68,873	(8,063)	60,810	45,835
Bay Ridge at Nashua	Garden	Jan-03	Nashua, NH	1984	412	3,352	40,713	7,031	3,262	47,834	51,096	(12,617)	38,479	40,337
Bayberry Hill Estates	Garden	Aug-02	Framingham, MA	1971	424	18,915	35,945	11,382	18,916	47,326	66,242	(16,011)	50,231	34,820
Boston Lofts	High Rise	Apr-01	Denver, CO	1890	158	3,447	20,589	3,304	3,447	23,893	27,340	(10,686)	16,654	14,582
Boulder Creek	Garden	Jul-94	Boulder, CO	1973	221	755	7,730	17,237	755	24,967	25,722	(12,807)	12,915	11,311
Brandywine	Garden	Jul-94	St. Petersburg, FL	1972	477	1,437	12,725	9,193	1,437	21,918	23,355	(14,848)	8,507	20,838
Broadcast Center	Garden	Mar-02	Los Angeles, CA	1990	279	27,603	41,244	29,464	29,407	68,904	98,311	(20,934)	77,377	55,875
Buena Vista	Mid Rise	Jan-06	Pasadena, CA	1973	92	9,693	6,818	1,178	9,693	7,996	17,689	(1,207)	16,482	10,476
Burke Shire Commons	Garden	Mar-01	Burke, VA	1986	360	4,867	23,617	4,216	4,867	27,833	32,700	(11,376)	21,324	31,607
Calhoun Beach Club	High Rise	Dec-98	Minneapolis, MN	1928	332	11,708	73,334	47,028	11,708	120,362	132,070	(45,129)	86,941	48,548
Canterbury Green	Garden	Dec-99	Fort Wayne, IN	1970	1,988	13,659	73,115	27,161	13,659	100,276	113,935	(50,369)	63,566	52,666
Canyon Terrace	Garden	Mar-02	Saugus, CA	1984	130	7,300	6,602	6,192	7,508	12,586	20,094	(4,449)	15,645	10,598
Casa del Mar at Baymeadows	Garden	Oct-06	Jacksonville, FL	1984	144	4,902	10,562	1,570	5,039	11,995	17,034	(2,302)	14,732	9,294
Cedar Rim	Garden	Apr-00	Newcastle, WA	1980	104	761	5,218	17,275	761	22,493	23,254	(12,073)	11,181	7,772
Center Square	High Rise	Oct-99	Doylestown, PA	1975	350	582	4,190	3,648	582	7,838	8,420	(3,479)	4,941	14,644
Charleston Landing	Garden	Sep-00	Brandon, FL	1985	300	7,488	8,656	7,971	7,488	16,627	24,115	(7,051)	17,064	13,057
Chesapeake Landing I	Garden	Sep-00	Aurora, IL	1986	416	15,800	16,875	5,621	15,800	22,496	38,296	(8,693)	29,603	24,331
Chesapeake Landing II	Garden	Mar-01	Aurora, IL	1987	184	1,969	7,980	3,745	1,969	11,725	13,694	(5,276)	8,418	10,099
Chestnut Hall	High Rise	Oct-06	Philadelphia, PA	1923	315	12,047	14,299	5,256	12,338	19,264	31,602	(5,490)	26,112	18,356
Chestnut Hill	Garden	Apr-00	Philadelphia, PA	1963	821	6,463	49,315	49,521	6,463	98,836	105,299	(43,941)	61,358	58,962
Chimneys of Cradle Rock	Garden	Jun-04	Columbia, MD	1979	198	2,234	8,107	911	2,040	9,212	11,252	(2,702)	8,550	16,494
Colony at Kenilworth	Garden	Oct-99	Towson, MD	1966	383	2,403	18,798	14,392	2,403	33,190	35,593	(16,540)	19,053	24,128
Columbus Avenue	Mid Rise	Sep-03	New York, NY	1880	59	35,472	9,450	3,763	35,527	13,158	48,685	(5,818)	42,867	25,324
Country Lakes I	Garden	Apr-01	Naperville, IL	1982	240	8,512	10,832	3,422	8,512	14,254	22,766	(5,882)	16,884	14,367
Country Lakes II	Garden	May-97	Naperville, IL	1986	400	5,165	29,430	6,072	5,165	35,502	40,667	(15,568)	25,099	24,539
Creekside	Garden	Jan-00	Denver, CO	1974	328	2,953	12,697	5,668	3,189	18,129	21,318	(8,709)	12,609	14,157
Creekside	Garden	Mar-02	Simi Valley, CA	1985	397	24,595	18,818	7,149	25,245	25,317	50,562	(9,342)	41,220	40,670
Crescent at West Hollywood, The	Mid Rise	Mar-02	West Hollywood, CA	1985	130	15,382	10,215	15,245	15,765	25,077	40,842	(11,723)	29,119	24,195
Douglaston Villas and Townhomes	Garden	Aug-99	Altamonte Springs, FL	1979	234	1,666	9,353	7,941	1,666	17,294	18,960	(7,378)	11,582	10,384
Elm Creek	Mid Rise	Dec-97	Elmhurst, IL	1987	372	5,534	30,830	17,543	5,635	48,272	53,907	(21,197)	32,710	34,695
Evanston Place	High Rise	Dec-97	Evanston, IL	1990	189	3,232	25,546	4,453	3,232	29,999	33,231	(11,529)	21,702	21,417
Farmingdale	Mid Rise	Oct-00	Darien, IL	1975	240	11,763	15,174	9,317	11,763	24,491	36,254	(11,145)	25,109	17,349
Fishermans Wharf	Garden	Nov-96	Clute, TX	1981	360	1,257	7,584	5,757	1,257	13,341	14,598	(6,252)	8,346	6,852
Flamingo Towers	High Rise	Sep-97	Miami Beach, FL	1960	1,127	32,191	38,399	220,608	32,239	258,959	291,198	(105,723)	185,475	117,541
Forestlake Apartments	Garden	Mar-07	Daytona Beach, FL	1982	120	3,691	4,320	610	3,860	4,761	8,621	(838)	7,783	4,658
Four Quarters Habitat	Garden	Jan-06	Miami, FL	1976	336	2,383	17,199	16,848	2,379	34,051	36,430	(13,301)	23,129	10,974

						(2)		(3)
		(1)				Initial Cost		Cost Capitalized	December 31, 2010
	Property	Date		Year	Number		Buildings and	Subsequent to		Buildings and	(4)	Accumulated	Total Cost
Property Name	Type	Consolidated	Location	Built	of Units	Land	Improvements	Consolidation	Land	Improvements	Total	Depreciation (AD)	Net of AD	Encumbrances

Foxchase	Garden	Dec-97	Alexandria, VA	1940	2,113	15,419	96,062	34,962	15,496	130,947	146,443	(61,112)	85,331	218,590
Georgetown	Garden	Aug-02	Framingham, MA	1964	207	12,351	13,168	2,216	12,351	15,384	27,735	(5,123)	22,612	12,070
Glen at Forestlake, The	Garden	Mar-07	Daytona Beach, FL	1982	26	897	862	209	933	1,035	1,968	(174)	1,794	1,022
Granada	Mid Rise	Aug-02	Framingham, MA	1958	72	4,577	4,058	881	4,577	4,939	9,516	(2,292)	7,224	4,040
Grand Pointe	Garden	Dec-99	Columbia, MD	1972	325	2,715	16,771	5,613	2,715	22,384	25,099	(9,121)	15,978	16,690
Greens	Garden	Jul-94	Chandler, AZ	2000	324	2,303	713	27,389	2,303	28,102	30,405	(14,494)	15,911	12,087
Greenspoint at Paradise Valley	Garden	Jan-00	Phoenix, AZ	1985	336	3,042	13,223	12,552	3,042	25,775	28,817	(13,733)	15,084	15,884
Harbour, The	Garden	Mar-01	Melbourne, FL	1987	162	4,108	3,563	6,360	4,108	9,923	14,031	(3,661)	10,370	—
Heritage Park at Alta Loma	Garden	Jan-01	Alta Loma, CA	1986	232	1,200	6,428	3,621	1,200	10,049	11,249	(4,108)	7,141	7,264
Heritage Park Escondido	Garden	Oct-00	Escondido, CA	1986	196	1,055	7,565	1,454	1,055	9,019	10,074	(4,474)	5,600	7,299
Heritage Park Livermore	Garden	Oct-00	Livermore, CA	1988	167	1,039	9,170	1,434	1,039	10,604	11,643	(5,029)	6,614	7,532
Heritage Park Montclair	Garden	Mar-01	Montclair, CA	1985	144	690	4,149	1,279	690	5,428	6,118	(2,149)	3,969	4,620
Heritage Village Anaheim	Garden	Oct-00	Anaheim, CA	1986	196	1,832	8,541	1,821	1,832	10,362	12,194	(5,210)	6,984	8,858
Hidden Cove	Garden	Jul-98	Escondido, CA	1983	334	3,043	17,615	7,524	3,043	25,139	28,182	(11,328)	16,854	30,561
Hidden Cove II	Garden	Jul-07	Escondido, CA	1986	117	12,730	6,530	5,614	12,849	12,025	24,874	(2,919)	21,955	11,420
Hidden Harbour	Garden	Oct-02	Melbourne, FL	1985	216	1,444	7,590	5,500	1,444	13,090	14,534	(4,211)	10,323	—
Highcrest Townhomes	Town Home	Jan-03	Woodridge, IL	1968	176	3,045	13,452	1,727	3,045	15,179	18,224	(6,713)	11,511	10,724
Hillcreste	Garden	Mar-02	Century City, CA	1989	315	33,755	47,216	26,126	35,862	71,235	107,097	(25,749)	81,348	56,594
Hillmeade	Garden	Nov-94	Nashville, TN	1986	288	2,872	16,069	14,093	2,872	30,162	33,034	(18,098)	14,936	18,076
Horizons West Apartments	Mid Rise	Dec-06	Pacifica, CA	1970	78	8,763	6,376	1,634	8,887	7,886	16,773	(1,548)	15,225	5,250
Hunt Club	Garden	Mar-01	Austin, TX	1987	384	10,342	11,920	8,707	10,342	20,627	30,969	(11,288)	19,681	17,143
Hunt Club	Garden	Sep-00	Gaithersburg, MD	1986	336	17,859	13,149	4,272	17,859	17,421	35,280	(7,126)	28,154	31,787
Hunter’s Chase	Garden	Jan-01	Midlothian, VA	1985	320	7,935	7,915	3,534	7,935	11,449	19,384	(4,080)	15,304	16,169
Hunter’s Crossing	Garden	Apr-01	Leesburg, VA	1967	164	2,244	7,763	4,360	2,244	12,123	14,367	(7,363)	7,004	6,845
Hunters Glen IV	Garden	Oct-99	Plainsboro, NJ	1976	264	2,709	14,420	5,028	2,709	19,448	22,157	(10,380)	11,777	19,864
Hunters Glen V	Garden	Oct-99	Plainsboro, NJ	1976	304	3,283	17,337	5,410	3,283	22,747	26,030	(12,046)	13,984	23,864
Hunters Glen VI	Garden	Oct-99	Plainsboro, NJ	1976	328	2,787	15,501	6,279	2,787	21,780	24,567	(12,372)	12,195	24,838
Hyde Park Tower	High Rise	Oct-04	Chicago, IL	1990	155	4,683	14,928	2,901	4,731	17,781	22,512	(3,462)	19,050	13,842
Independence Green	Garden	Jan-06	Farmington Hills, MI	1960	981	10,293	24,586	21,221	10,156	45,944	56,100	(15,476)	40,624	27,372
Indian Oaks	Garden	Mar-02	Simi Valley, CA	1986	254	23,927	15,801	4,086	24,523	19,291	43,814	(6,778)	37,036	32,716
Island Club	Garden	Oct-00	Daytona Beach, FL	1986	204	6,086	8,571	2,330	6,087	10,900	16,987	(4,927)	12,060	8,440
Island Club	Garden	Oct-00	Oceanside, CA	1986	592	18,027	28,654	12,050	18,027	40,704	58,731	(18,241)	40,490	64,102
Key Towers	High Rise	Apr-01	Alexandria, VA	1964	140	1,526	7,050	5,031	1,526	12,081	13,607	(5,674)	7,933	10,736
Lakeside	Garden	Oct-99	Lisle, IL	1972	568	5,840	27,937	28,990	5,840	56,927	62,767	(26,920)	35,847	29,050
Lakeside at Vinings Mountain	Garden	Jan-00	Atlanta, GA	1983	220	2,109	11,863	15,288	2,109	27,151	29,260	(13,281)	15,979	9,297
Lakeside Place	Garden	Oct-99	Houston, TX	1976	734	6,160	34,151	15,829	6,160	49,980	56,140	(21,691)	34,449	26,670
Latrobe	High Rise	Jan-03	Washington, DC	1980	175	3,459	9,103	15,756	3,459	24,859	28,318	(12,479)	15,839	21,960
Lazy Hollow	Garden	Apr-05	Columbia, MD	1979	178	2,424	12,181	1,075	2,424	13,256	15,680	(5,985)	9,695	13,896
Lewis Park	Garden	Jan-06	Carbondale, IL	1972	269	1,407	12,193	3,403	1,404	15,599	17,003	(9,351)	7,652	3,739
Lincoln Place Garden	Garden	Oct-04	Venice, CA	1951	696	43,979	10,439	99,532	42,894	111,056	153,950	(1,943)	152,007	63,000
Lodge at Chattahoochee, The	Garden	Oct-99	Sandy Springs, GA	1970	312	2,320	16,370	22,232	2,320	38,602	40,922	(18,613)	22,309	10,974
Los Arboles	Garden	Sep-97	Chandler, AZ	1986	232	1,662	9,504	3,522	1,662	13,026	14,688	(6,226)	8,462	7,996
Malibu Canyon	Garden	Mar-02	Calabasas, CA	1986	698	66,257	53,438	35,821	69,834	85,682	155,516	(35,048)	120,468	96,233
Maple Bay	Garden	Dec-99	Virginia Beach, VA	1971	414	2,598	16,141	30,168	2,598	46,309	48,907	(20,430)	28,477	32,994
Mariners Cove	Garden	Mar-02	San Diego, CA	1984	500	—	66,861	7,555	—	74,416	74,416	(21,635)	52,781	4,915
Meadow Creek	Garden	Jul-94	Boulder, CO	1968	332	1,435	24,532	6,526	1,435	31,058	32,493	(14,418)	18,075	23,746
Merrill House	High Rise	Jan-00	Falls Church, VA	1964	159	1,836	10,831	6,423	1,836	17,254	19,090	(5,336)	13,754	15,600
Mesa Royale	Garden	Jul-94	Mesa, AZ	1985	153	832	4,569	9,675	832	14,244	15,076	(6,590)	8,486	5,093
Monterey Grove	Garden	Jun-08	San Jose, CA	1999	224	34,175	21,939	2,424	34,325	24,213	58,538	(2,999)	55,539	34,826
Oak Park Village	Garden	Oct-00	Lansing, MI	1973	618	10,048	16,771	8,035	10,048	24,806	34,854	(14,010)	20,844	23,487
Ocean Oaks	Garden	May-98	Port Orange, FL	1987	296	2,132	12,855	3,424	2,132	16,279	18,411	(7,139)	11,272	10,295
Pacific Bay Vistas	Garden	Mar-01	San Bruno, CA	1987	308	3,703	62,460	25,945	22,994	69,114	92,108	(55,442)	36,666	—
Pacifica Park	Garden	Jul-06	Pacifica, CA	1977	104	12,770	6,579	3,234	12,970	9,613	22,583	(2,801)	19,782	11,049
Palazzo at Park La Brea, The	Mid Rise	Feb-04	Los Angeles, CA	2002	521	47,822	125,464	11,001	48,362	135,925	184,287	(35,703)	148,584	123,809
Palazzo East at Park La Brea, The	Mid Rise	Mar-05	Los Angeles, CA	2005	611	61,004	136,503	22,826	72,578	147,755	220,333	(33,073)	187,260	150,000
Paradise Palms	Garden	Jul-94	Phoenix, AZ	1985	130	647	3,515	7,074	647	10,589	11,236	(6,439)	4,797	6,315
Park Towne Place	High Rise	Apr-00	Philadelphia, PA	1959	959	10,451	47,301	55,507	10,451	102,808	113,259	(29,724)	83,535	85,165
Parktown Townhouses	Garden	Oct-99	Deer Park, TX	1968	309	2,570	12,052	10,497	2,570	22,549	25,119	(8,886)	16,233	10,554
Parkway	Garden	Mar-00	Willamsburg, VA	1971	148	386	2,834	3,326	386	6,160	6,546	(3,583)	2,963	9,128
Pathfinder Village	Garden	Jan-06	Fremont, CA	1973	246	19,595	14,838	8,400	19,595	23,238	42,833	(4,555)	38,278	19,121
Peachtree Park	Garden	Jan-96	Atlanta, GA	1969	303	4,683	11,713	11,744	4,683	23,457	28,140	(10,572)	17,568	9,231
Peak at Vinings Mountain, The	Garden	Jan-00	Atlanta, GA	1980	280	2,651	13,660	17,806	2,651	31,466	34,117	(15,234)	18,883	10,002
Peakview Place	Garden	Jan-00	Englewood, CO	1975	296	3,440	18,734	4,695	3,440	23,429	26,869	(16,129)	10,740	12,567
Peppertree	Garden	Mar-02	Cypress, CA	1971	136	7,835	5,224	2,868	8,030	7,897	15,927	(3,151)	12,776	15,617
Pine Lake Terrace	Garden	Mar-02	Garden Grove, CA	1971	111	3,975	6,035	2,209	4,125	8,094	12,219	(2,929)	9,290	11,898
Pine Shadows	Garden	May-98	Tempe, AZ	1983	272	2,095	11,899	3,888	2,095	15,787	17,882	(8,163)	9,719	7,500
Pines, The	Garden	Oct-98	Palm Bay, FL	1984	216	603	3,318	2,830	603	6,148	6,751	(2,701)	4,050	1,896
Plantation Gardens	Garden	Oct-99	Plantation ,FL	1971	372	3,773	19,443	9,324	3,773	28,767	32,540	(12,033)	20,507	23,798
Post Ridge	Garden	Jul-00	Nashville, TN	1972	150	1,883	6,712	4,321	1,883	11,033	12,916	(5,084)	7,832	5,961
Ramblewood	Garden	Dec-99	Wyoming, MI	1973	1,704	8,607	61,082	3,863	8,661	64,891	73,552	(15,065)	58,487	34,388
Ravensworth Towers	High Rise	Jun-04	Annandale, VA	1974	219	3,455	17,157	3,018	3,455	20,175	23,630	(10,249)	13,381	20,172
Reflections	Garden	Oct-02	Casselberry, FL	1984	336	3,906	10,491	4,538	3,906	15,029	18,935	(5,493)	13,442	10,700
Reflections	Garden	Sep-00	Virginia Beach, VA	1987	480	15,988	13,684	5,591	15,988	19,275	35,263	(8,531)	26,732	39,832

						(2)		(3)
		(1)				Initial Cost		Cost Capitalized	December 31, 2010
	Property	Date		Year	Number		Buildings and	Subsequent to		Buildings and	(4)	Accumulated	Total Cost
Property Name	Type	Consolidated	Location	Built	of Units	Land	Improvements	Consolidation	Land	Improvements	Total	Depreciation (AD)	Net of AD	Encumbrances

Reflections	Garden	Oct-00	West Palm Beach, FL	1986	300	5,504	9,984	4,677	5,504	14,661	20,165	(5,777)	14,388	9,101
Regency Oaks	Garden	Oct-99	Fern Park, FL	1961	343	1,832	9,905	10,415	1,832	20,320	22,152	(11,054)	11,098	10,978
Remington at Ponte Vedra Lakes	Garden	Dec-06	Ponte Vedra Beach, FL	1986	344	18,576	18,650	2,468	18,795	20,899	39,694	(4,581)	35,113	24,345
River Club	Garden	Apr-05	Edgewater, NJ	1998	266	30,578	30,638	2,155	30,579	32,792	63,371	(7,544)	55,827	37,920
River Reach	Garden	Sep-00	Naples, FL	1986	556	17,728	18,337	7,378	17,728	25,715	43,443	(11,353)	32,090	23,354
Riverbend Village	Garden	Jul-01	Arlington, TX	1983	201	893	4,128	5,054	893	9,182	10,075	(4,704)	5,371	—
Riverloft	High Rise	Oct-99	Philadelphia, PA	1910	184	2,120	11,287	31,208	2,120	42,495	44,615	(16,738)	27,877	18,881
Riverside	High Rise	Apr-00	Alexandria ,VA	1973	1,222	10,433	65,474	80,363	10,409	145,861	156,270	(72,434)	83,836	105,508
Rosewood	Garden	Mar-02	Camarillo, CA	1976	152	12,128	8,060	2,532	12,430	10,290	22,720	(3,749)	18,971	17,900
Royal Crest Estates	Garden	Aug-02	Fall River, MA	1974	216	5,832	12,044	2,082	5,832	14,126	19,958	(6,329)	13,629	11,686
Royal Crest Estates	Garden	Aug-02	Marlborough, MA	1970	473	25,178	28,786	4,117	25,178	32,903	58,081	(15,197)	42,884	34,969
Royal Crest Estates	Garden	Aug-02	Nashua, NH	1970	902	68,231	45,562	11,730	68,231	57,292	125,523	(28,323)	97,200	48,117
Royal Crest Estates	Garden	Aug-02	North Andover, MA	1970	588	51,292	36,808	10,653	51,292	47,461	98,753	(21,029)	77,724	59,507
Royal Crest Estates	Garden	Aug-02	Warwick, RI	1972	492	22,433	24,095	5,605	22,433	29,700	52,133	(13,883)	38,250	37,433
Runaway Bay	Garden	Oct-00	Lantana, FL	1987	404	5,934	16,052	8,111	5,934	24,163	30,097	(9,195)	20,902	21,521
Runaway Bay	Garden	Jul-02	Pinellas Park, FL	1986	192	1,884	7,045	3,843	1,884	10,888	12,772	(2,988)	9,784	8,848
Savannah Trace	Garden	Mar-01	Shaumburg, IL	1986	368	13,960	20,731	4,369	13,960	25,100	39,060	(9,545)	29,515	22,015
Scotchollow	Garden	Jan-06	San Mateo, CA	1971	418	49,474	17,756	8,864	49,474	26,620	76,094	(5,014)	71,080	48,982
Scottsdale Gateway I	Garden	Oct-97	Tempe, AZ	1965	124	591	3,359	8,042	591	11,401	11,992	(5,172)	6,820	5,800
Scottsdale Gateway II	Garden	Oct-97	Tempe, AZ	1972	487	2,458	13,927	23,595	2,458	37,522	39,980	(18,369)	21,611	16,699
Shadow Creek	Garden	May-98	Mesa, AZ	1984	266	2,016	11,886	4,017	2,016	15,903	17,919	(8,416)	9,503	—
Shenandoah Crossing	Garden	Sep-00	Fairfax, VA	1984	640	18,492	57,197	8,058	18,492	65,255	83,747	(30,696)	53,051	68,604
Signal Pointe	Garden	Oct-99	Winter Park, FL	1969	368	2,382	11,359	22,094	2,382	33,453	35,835	(13,652)	22,183	18,596
Signature Point	Garden	Nov-96	League City, TX	1994	304	2,810	17,579	2,983	2,810	20,562	23,372	(7,452)	15,920	10,269
Springwoods at Lake Ridge	Garden	Jul-02	Woodbridge, VA	1984	180	5,587	7,284	1,450	5,587	8,734	14,321	(2,349)	11,972	14,250
Spyglass at Cedar Cove	Garden	Sep-00	Lexington Park, MD	1985	152	3,241	5,094	2,735	3,241	7,829	11,070	(3,595)	7,475	10,300
Stafford	High Rise	Oct-02	Baltimore, MD	1889	96	706	4,032	3,454	562	7,630	8,192	(4,261)	3,931	4,255
Steeplechase	Garden	Sep-00	Largo, MD	1986	240	3,675	16,111	3,755	3,675	19,866	23,541	(8,054)	15,487	23,326
Steeplechase	Garden	Jul-02	Plano, TX	1985	368	7,056	10,510	7,183	7,056	17,693	24,749	(6,390)	18,359	16,575
Sterling Apartment Homes, The	Garden	Oct-99	Philadelphia, PA	1961	537	8,871	55,364	21,600	8,871	76,964	85,835	(34,388)	51,447	76,778
Stone Creek Club	Garden	Sep-00	Germantown, MD	1984	240	13,593	9,347	3,381	13,593	12,728	26,321	(7,386)	18,935	24,611
Sun Lake	Garden	May-98	Lake Mary, FL	1986	600	4,551	25,543	32,151	4,551	57,694	62,245	(24,911)	37,334	35,128
Tamarac Village	Garden	Apr-00	Denver, CO	1979	564	3,928	23,491	8,715	4,223	31,911	36,134	(17,565)	18,569	18,212
Tamarind Bay	Garden	Jan-00	St. Petersburg, FL	1980	200	1,091	6,310	5,193	1,091	11,503	12,594	(6,110)	6,484	6,838
Tatum Gardens	Garden	May-98	Phoenix, AZ	1985	128	1,323	7,155	2,035	1,323	9,190	10,513	(5,152)	5,361	7,334
Bluffs at Pacifica, The	Garden	Oct-06	Pacifica, CA	1963	64	7,975	4,131	10,549	8,108	14,547	22,655	(2,601)	20,054	6,323
Towers Of Westchester Park, The	High Rise	Jan-06	College Park, MD	1972	303	15,198	22,029	4,763	15,198	26,792	41,990	(5,219)	36,771	27,272
Township At Highlands	Town Home	Nov-96	Centennial, CO	1985	161	1,615	9,773	6,227	1,536	16,079	17,615	(7,771)	9,844	16,365
Twin Lake Towers	High Rise	Oct-99	Westmont, IL	1969	399	3,268	18,763	23,912	3,268	42,675	45,943	(19,292)	26,651	26,759
Twin Lakes	Garden	Apr-00	Palm Harbor, FL	1986	262	2,062	12,850	4,809	2,062	17,659	19,721	(8,622)	11,099	10,471
Vantage Pointe	Mid Rise	Aug-02	Swampscott, MA	1987	96	4,749	10,089	1,432	4,749	11,521	16,270	(3,847)	12,423	6,978
Verandahs at Hunt Club	Garden	Jul-02	Apopka, FL	1985	210	2,271	7,724	3,346	2,271	11,070	13,341	(3,268)	10,073	10,891
Views at Vinings Mountain, The	Garden	Jan-06	Atlanta, GA	1983	180	610	5,026	12,158	610	17,184	17,794	(9,692)	8,102	13,577
Villa Del Sol	Garden	Mar-02	Norwalk, CA	1972	120	7,294	4,861	2,666	7,476	7,345	14,821	(3,122)	11,699	13,386
Village Crossing	Garden	May-98	West Palm Beach, FL	1985	189	1,618	8,188	3,040	1,618	11,228	12,846	(5,947)	6,899	7,000
Village in the Woods	Garden	Jan-00	Cypress, TX	1983	530	3,457	15,787	10,605	3,457	26,392	29,849	(14,251)	15,598	19,250
Village of Pennbrook	Garden	Oct-98	Levittown, PA	1969	722	10,229	38,222	14,189	10,229	52,411	62,640	(24,526)	38,114	47,804
Villages of Baymeadows	Garden	Oct-99	Jacksonville, FL	1972	904	4,859	33,957	55,352	4,859	89,309	94,168	(47,875)	46,293	37,113
Villas at Park La Brea, The	Garden	Mar-02	Los Angeles, CA	2002	250	8,621	48,871	3,886	8,630	52,748	61,378	(14,930)	46,448	28,949
Vista Del Lagos	Garden	Dec-97	Chandler, AZ	1986	200	804	4,952	3,646	804	8,598	9,402	(3,740)	5,662	11,618
Waterford Village	Garden	Aug-02	Bridgewater, MA	1971	588	28,585	28,102	5,896	29,110	33,473	62,583	(17,747)	44,836	40,130
Waterways Village	Garden	Jun-97	Aventura, FL	1994	180	4,504	11,064	4,062	4,504	15,126	19,630	(7,089)	12,541	6,443
Waverly Apartments	Garden	Aug-08	Brighton, MA	1970	103	7,696	11,347	1,275	7,920	12,398	20,318	(1,302)	19,016	12,000
West Winds	Garden	Oct-02	Orlando, FL	1985	272	2,324	11,481	3,319	2,324	14,800	17,124	(5,545)	11,579	12,570
Wexford Village	Garden	Aug-02	Worcester, MA	1974	264	6,339	17,939	2,203	6,339	20,142	26,481	(8,167)	18,314	13,269
Willow Bend	Garden	May-98	Rolling Meadows, IL	1969	328	2,717	15,437	26,536	2,717	41,973	44,690	(18,148)	26,542	19,595
Willow Park on Lake Adelaide	Garden	Oct-99	Altamonte Springs, FL	1972	185	1,225	7,357	3,519	1,224	10,877	12,101	(6,063)	6,038	6,716
Windrift	Garden	Mar-01	Oceanside, CA	1987	404	24,960	17,590	19,325	24,960	36,915	61,875	(18,841)	43,034	44,601
Windrift	Garden	Oct-00	Orlando, FL	1987	288	3,696	10,029	5,834	3,696	15,863	19,559	(6,451)	13,108	16,841
Windsor Crossing	Garden	Mar-00	Newport News, VA	1978	156	307	2,110	2,528	131	4,814	4,945	(2,358)	2,587	1,885
Windsor Park	Garden	Mar-01	Woodbridge, VA	1987	220	4,279	15,970	2,329	4,279	18,299	22,578	(7,179)	15,399	19,325
Woodcreek	Garden	Oct-02	Mesa, AZ	1985	432	2,426	15,886	4,767	2,426	20,653	23,079	(11,433)	11,646	19,165
Woods of Burnsville	Garden	Nov-04	Burnsville, MN	1984	400	3,954	18,125	2,890	3,954	21,015	24,969	(8,248)	16,721	16,580
Woods of Inverness	Garden	Oct-99	Houston, TX	1983	272	2,146	10,978	4,115	2,146	15,093	17,239	(7,424)	9,815	5,878
Woods Of Williamsburg	Garden	Jan-06	Williamsburg, VA	1976	125	798	3,657	1,102	798	4,759	5,557	(3,546)	2,011	1,090
Yacht Club at Brickell	High Rise	Dec-03	Miami, FL	1998	357	31,363	32,214	5,418	31,363	37,632	68,995	(7,188)	61,807	37,289
Yorktown Apartments	High Rise	Dec-99	Lombard, IL	1971	364	2,971	18,163	17,222	3,055	35,301	38,356	(13,149)	25,207	25,469

Total Conventional Properties					64,889	1,924,720	3,651,992	2,194,001	1,980,909	5,789,804	7,770,713	(2,307,399)	5,463,314	4,612,757

Affordable Properties:
All Hallows	Garden	Jan-06	San Francisco, CA	1976	157	1,348	29,770	20,594	1,338	50,374	51,712	(18,274)	33,438	21,207
Alliance Towers	High Rise	Mar-02	Alliance, OH	1979	101	530	1,934	773	530	2,707	3,237	(838)	2,399	2,219

						(2)		(3)
		(1)				Initial Cost		Cost Capitalized	December 31, 2010
	Property	Date		Year	Number		Buildings and	Subsequent to		Buildings and	(4)	Accumulated	Total Cost
Property Name	Type	Consolidated	Location	Built	of Units	Land	Improvements	Consolidation	Land	Improvements	Total	Depreciation (AD)	Net of AD	Encumbrances

Antioch Towers	High Rise	Jan-10	Cleveland, OH	1976	171	720	8,802	88	720	8,890	9,610	(2,359)	7,251	5,717
Anton Square	Garden	Jan-10	Whistler, AL	1984	48	152	1,846	53	152	1,899	2,051	(393)	1,658	1,499
Arvada House	High Rise	Nov-04	Arvada, CO	1977	88	641	3,314	1,800	405	5,350	5,755	(1,520)	4,235	4,118
Bayview	Garden	Jun-05	San Francisco, CA	1976	146	1,023	15,265	16,581	582	32,287	32,869	(12,021)	20,848	10,934
Beacon Hill	High Rise	Mar-02	Hillsdale, MI	1980	198	1,380	7,044	6,650	1,093	13,981	15,074	(4,080)	10,994	4,338
Bedford House	Mid Rise	Mar-02	Falmouth, KY	1979	48	230	919	335	230	1,254	1,484	(494)	990	1,079
Benjamin Banneker Plaza	Mid Rise	Jan-06	Chester, PA	1976	70	79	3,862	810	79	4,672	4,751	(3,118)	1,633	1,497
Berger Apartments	Mid Rise	Mar-02	New Haven, CT	1981	144	1,152	4,657	2,609	1,152	7,266	8,418	(2,332)	6,086	595
Biltmore Towers	High Rise	Mar-02	Dayton, OH	1980	230	1,813	6,411	13,229	1,813	19,640	21,453	(10,325)	11,128	10,591
Birchwood	Garden	Jan-10	Dallas, TX	1963	276	975	5,525	—	975	5,525	6,500	(380)	6,120	4,240
Blakewood	Garden	Oct-05	Statesboro, GA	1973	42	316	882	402	316	1,284	1,600	(1,167)	433	676
Bolton North	High Rise	Jan-06	Baltimore, MD	1977	209	1,450	6,569	806	1,429	7,396	8,825	(2,579)	6,246	2,223
Bridge Street	Garden	Jan-10	East Stroudsburg, PA	1999	52	398	2,255	47	398	2,302	2,700	(169)	2,531	2,016
Burchwood	Garden	Oct-07	Berea, KY	1999	24	147	247	494	147	741	888	(274)	614	949
Butternut Creek	Mid Rise	Jan-06	Charlotte, MI	1980	100	505	3,617	3,785	505	7,402	7,907	(3,124)	4,783	—
California Square I	High Rise	Jan-06	Louisville, KY	1982	101	154	5,704	560	154	6,264	6,418	(3,813)	2,605	3,465
Canterbury Towers	High Rise	Jan-06	Worcester, MA	1976	156	567	4,557	1,012	567	5,569	6,136	(3,984)	2,152	3,005
Canyon Shadows	Garden	Jan-10	Riverside, CA	1971	120	488	2,763	—	488	2,763	3,251	(205)	3,046	2,547
Carriage House	Mid Rise	Dec-06	Petersburg, VA	1885	118	847	2,886	3,454	716	6,471	7,187	(1,951)	5,236	2,041
Castlewood	Garden	Mar-02	Davenport, IA	1980	96	585	2,351	1,544	585	3,895	4,480	(1,753)	2,727	3,486
City Line	Garden	Mar-02	Newport News, VA	1976	200	500	2,014	7,329	500	9,343	9,843	(1,598)	8,245	4,786
Cold Spring Homes	Garden	Oct-07	Cold Springs, KY	2000	30	118	(433)	1,129	118	696	814	(383)	431	719
Community Circle II	Garden	Jan-06	Cleveland, OH	1975	129	263	4,699	962	263	5,661	5,924	(3,517)	2,407	3,275
Copperwood I Apartments	Garden	Apr-06	The Woodlands, TX	1980	150	390	8,373	4,879	363	13,279	13,642	(9,980)	3,662	5,529
Copperwood II Apartments	Garden	Oct-05	The Woodlands, TX	1981	150	452	5,552	3,442	459	8,987	9,446	(3,917)	5,529	5,704
Country Club Heights	Garden	Mar-04	Quincy, IL	1976	200	676	5,715	4,872	675	10,588	11,263	(4,294)	6,969	7,027
Country Commons	Garden	Jan-06	Bensalem, PA	1972	352	1,853	17,657	4,493	1,853	22,150	24,003	(11,635)	12,368	12,633
Courtyard	Mid Rise	Jan-06	Cincinnati, OH	1980	137	1,362	4,876	548	1,362	5,424	6,786	(3,324)	3,462	3,787
Courtyards at Kirnwood	Garden	Jan-10	DeSoto, TX	1997	198	861	4,881	—	861	4,881	5,742	(516)	5,226	4,397
Courtyards of Arlington	Garden	Jan-10	Arlington, TX	1996	140	758	4,293	—	758	4,293	5,051	(286)	4,765	2,943
Crevenna Oaks	Town Home	Jan-06	Burke, VA	1979	50	355	4,849	247	355	5,096	5,451	(1,436)	4,015	3,197
Crockett Manor	Garden	Mar-04	Trenton, TN	1982	38	42	1,395	73	130	1,380	1,510	(115)	1,395	978
Cumberland Court	Garden	Jan-06	Harrisburg, PA	1975	108	379	4,040	863	379	4,903	5,282	(3,490)	1,792	1,228
Darby Townhouses	Town Home	Jan-10	Sharon Hill, PA	1970	172	1,298	11,115	218	1,298	11,333	12,631	(4,241)	8,390	5,504
Daugette Tower	High Rise	Mar-02	Gadsden, AL	1979	100	540	2,178	1,841	540	4,019	4,559	(1,462)	3,097	—
Day Meadows	Garden	Jan-10	Mountain Home, ID	1978	44	270	1,530	11	270	1,541	1,811	(81)	1,730	956
Denny Place	Garden	Mar-02	North Hollywood, CA	1984	17	394	1,579	146	394	1,725	2,119	(542)	1,577	1,111
Douglas Landing	Garden	Oct-07	Austin, TX	1999	96	750	4,250	95	750	4,345	5,095	(502)	4,593	3,902
Elmwood	Garden	Jan-06	Athens, AL	1981	80	346	2,643	426	346	3,069	3,415	(1,793)	1,622	1,860
Fairwood	Garden	Jan-06	Carmichael, CA	1979	86	176	5,264	460	176	5,724	5,900	(3,729)	2,171	2,364
Fountain Place	Mid Rise	Jan-06	Connersville, IN	1980	102	440	2,091	2,914	378	5,067	5,445	(751)	4,694	1,121
Fox Run	Garden	Mar-02	Orange, TX	1983	70	420	1,992	1,050	420	3,042	3,462	(1,166)	2,296	2,549
Foxfire	Garden	Jan-06	Jackson, MI	1975	160	856	6,853	2,505	856	9,358	10,214	(5,660)	4,554	1,611
Franklin Square School Apts	Mid Rise	Jan-06	Baltimore, MD	1888	65	566	3,581	259	566	3,840	4,406	(2,271)	2,135	3,898
Friendset Apartments	High Rise	Jan-06	Brooklyn, NY	1979	259	550	16,825	1,873	550	18,698	19,248	(11,001)	8,247	14,095
Frio	Garden	Jan-06	Pearsall, TX	1980	63	327	2,207	419	327	2,626	2,953	(1,855)	1,098	1,109
Gates Manor	Garden	Mar-04	Clinton, TN	1981	80	266	2,225	927	264	3,154	3,418	(1,355)	2,063	2,381
Glens, The	Garden	Jan-06	Rock Hill, SC	1982	88	839	4,135	1,187	839	5,322	6,161	(3,939)	2,222	3,723
Gotham Apts	Garden	Jan-10	Kansas City, MO	1930	105	471	5,419	79	471	5,498	5,969	(3,334)	2,635	3,408
Greenbriar	Garden	Jan-06	Indianapolis, IN	1980	121	812	3,272	396	812	3,668	4,480	(2,583)	1,897	3,266
Hamlin Estates	Garden	Mar-02	North Hollywood, CA	1983	30	1,010	1,691	262	1,010	1,953	2,963	(754)	2,209	1,349
Hanover Square	High Rise	Jan-06	Baltimore, MD	1980	199	1,656	9,575	510	1,656	10,085	11,741	(6,567)	5,174	10,500
Harris Park Apartments	Garden	Dec-97	Rochester, NY	1968	114	475	2,786	1,321	475	4,107	4,582	(1,959)	2,623	42
Hatillo Housing	Mid Rise	Jan-06	Hatillo, PR	1982	64	202	2,875	515	202	3,390	3,592	(1,939)	1,653	1,358
Henna Townhomes	Garden	Oct-07	Round Rock, TX	1999	160	1,716	9,197	270	1,736	9,447	11,183	(1,132)	10,051	5,874
Hopkins Village	Mid Rise	Sep-03	Baltimore, MD	1979	165	438	5,973	3,593	549	9,455	10,004	(1,808)	8,196	9,100
Hudson Gardens	Garden	Mar-02	Pasadena, CA	1983	41	914	1,548	607	914	2,155	3,069	(732)	2,337	408
Ingram Square	Garden	Jan-06	San Antonio, TX	1980	120	630	3,137	5,863	630	9,000	9,630	(2,228)	7,402	3,825
James Court	Garden	Jan-10	Meridian, ID	1978	50	345	1,955	9	345	1,964	2,309	(101)	2,208	1,925
JFK Towers	Mid Rise	Jan-06	Durham, NC	1983	177	750	7,970	872	750	8,842	9,592	(5,001)	4,591	5,736
Kephart Plaza	High Rise	Jan-06	Lock Haven, PA	1978	101	609	3,796	569	609	4,365	4,974	(3,131)	1,843	1,650
King Bell Apartments	Garden	Jan-06	Milwaukie, OR	1982	62	204	2,497	205	204	2,702	2,906	(1,535)	1,371	1,599
Kirkwood House	High Rise	Sep-04	Baltimore, MD	1979	261	1,281	9,358	8,143	1,338	17,444	18,782	(3,162)	15,620	16,000
Kubasek Trinity Manor	High Rise	Jan-06	Yonkers, NY	1981	130	54	8,308	1,864	54	10,172	10,226	(5,341)	4,885	4,671
La Salle	Garden	Oct-00	San Francisco, CA	1976	145	1,841	19,568	17,382	1,866	36,925	38,791	(15,711)	23,080	16,093
La Vista	Garden	Jan-06	Concord, CA	1981	75	565	4,448	4,230	581	8,662	9,243	(1,438)	7,805	5,418
Lafayette Square	Garden	Jan-06	Camden, SC	1978	72	142	1,875	98	142	1,973	2,115	(1,664)	451	236
Lake Avenue Commons	Garden	Jan-10	Cleveland, OH	1982	79	488	2,763	—	488	2,763	3,251	(158)	3,093	3,070
Landau	Garden	Oct-05	Clinton, SC	1970	80	1,293	1,429	320	1,293	1,749	3,042	(1,770)	1,272	228
Laurelwood	Garden	Jan-06	Morristown, TN	1981	65	75	1,870	224	75	2,094	2,169	(1,350)	819	1,320
Lock Haven Gardens	Garden	Jan-06	Lock Haven, PA	1979	150	1,163	6,045	666	1,163	6,711	7,874	(4,894)	2,980	2,359
Locust House	High Rise	Mar-02	Westminster, MD	1979	99	650	2,604	851	650	3,455	4,105	(1,228)	2,877	2,084
Long Meadow	Garden	Jan-06	Cheraw, SC	1973	56	158	1,342	214	158	1,556	1,714	(1,232)	482	165

						(2)		(3)
		(1)				Initial Cost		Cost Capitalized	December 31, 2010
	Property	Date		Year	Number		Buildings and	Subsequent to		Buildings and	(4)	Accumulated	Total Cost
Property Name	Type	Consolidated	Location	Built	of Units	Land	Improvements	Consolidation	Land	Improvements	Total	Depreciation (AD)	Net of AD	Encumbrances

Loring Towers	High Rise	Oct-02	Minneapolis, MN	1975	230	1,297	7,445	7,643	886	15,499	16,385	(4,787)	11,598	10,501
Loring Towers Apartments	High Rise	Sep-03	Salem, MA	1973	250	129	14,050	6,599	187	20,591	20,778	(4,763)	16,015	15,786
Maunakea Tower	High Rise	Jan-10	Honolulu, HI	1976	380	7,995	45,305	3,702	7,995	49,007	57,002	(2,074)	54,928	34,957
Michigan Beach	Garden	Oct-07	Chicago, IL	1958	239	2,225	10,797	978	2,225	11,775	14,000	(4,011)	9,989	5,576
Mill Pond	Mid Rise	Jan-06	Taunton, MA	1982	49	80	2,704	319	80	3,023	3,103	(1,768)	1,335	983
Mill Run	Garden	Jan-10	Mobile, AL	1983	50	293	2,569	42	293	2,611	2,904	(818)	2,086	1,466
Miramar Housing	High Rise	Jan-06	Ponce, PR	1983	96	367	5,085	425	367	5,510	5,877	(3,099)	2,778	2,769
Montblanc Gardens	Town Home	Dec-03	Yauco, PR	1982	128	391	3,859	1,010	391	4,869	5,260	(2,645)	2,615	3,252
Monticello Manor	Garden	Jan-10	San Antonio, TX	1998	154	647	3,665	—	647	3,665	4,312	(250)	4,062	3,935
Moss Gardens	Mid Rise	Jan-06	Lafayette, LA	1980	114	524	3,818	824	524	4,642	5,166	(3,174)	1,992	1,946
New Baltimore	Mid Rise	Mar-02	New Baltimore, MI	1980	101	888	2,360	5,157	896	7,509	8,405	(1,905)	6,500	2,179
Newberry Park	Garden	Dec-97	Chicago, IL	1995	84	1,380	7,632	486	1,380	8,118	9,498	(2,972)	6,526	7,299
Nintey Five Vine Street	Garden	Jan-10	Hartford, CT	1800	31	188	1,062	626	188	1,688	1,876	(104)	1,772	1,055
Northpoint	Garden	Jan-00	Chicago, IL	1921	305	2,280	14,334	16,706	2,510	30,810	33,320	(16,997)	16,323	19,101
Northwinds, The	Garden	Mar-02	Wytheville, VA	1978	144	500	2,012	575	500	2,587	3,087	(1,466)	1,621	1,466
Oakwood Manor	Garden	Mar-04	Milan, TN	1984	34	95	498	18	103	508	611	(140)	471	316
O’Neil	High Rise	Jan-06	Troy, NY	1978	115	88	4,067	864	88	4,931	5,019	(3,452)	1,567	2,595
Overbrook Park	Garden	Jan-06	Chillicothe, OH	1981	50	136	2,282	311	136	2,593	2,729	(1,458)	1,271	1,432
Oxford House	Mid Rise	Mar-02	Deactur, IL	1979	156	993	4,164	928	993	5,092	6,085	(2,109)	3,976	2,627
Panorama Park	Garden	Mar-02	Bakersfield, CA	1982	66	621	5,520	884	619	6,406	7,025	(1,687)	5,338	2,255
Parc Chateau I	Garden	Jan-06	Lithonia, GA	1973	86	592	1,442	521	592	1,963	2,555	(1,861)	694	359
Parc Chateau II	Garden	Jan-06	Lithonia, GA	1974	88	596	2,965	497	596	3,462	4,058	(2,626)	1,432	361
Park Place	Mid Rise	Jun-05	St Louis, MO	1977	242	742	6,327	9,798	705	16,162	16,867	(10,003)	6,864	9,423
Park Vista	Garden	Oct-05	Anaheim, CA	1958	392	6,155	25,929	4,822	6,155	30,751	36,906	(7,763)	29,143	37,656
Parkways, The	Garden	Jun-04	Chicago, IL	1925	446	3,684	23,257	18,115	3,427	41,629	45,056	(14,959)	30,097	21,209
Patman Switch	Garden	Jan-06	Hughes Springs, TX	1978	82	727	1,382	616	727	1,998	2,725	(1,589)	1,136	1,229
Pavilion	High Rise	Mar-04	Philadelphia, PA	1976	296	—	15,416	1,471	—	16,887	16,887	(4,984)	11,903	8,680
Peachwood Place	Garden	Oct-07	Waycross, GA	1999	72	390	748	82	390	830	1,220	(159)	1,061	737
Pinebluff Village	Mid Rise	Jan-06	Salisbury, MD	1980	151	1,112	7,177	758	1,112	7,935	9,047	(5,801)	3,246	1,893
Pinewood Place	Garden	Mar-02	Toledo, OH	1979	99	420	1,698	1,276	420	2,974	3,394	(1,408)	1,986	1,992
Pleasant Hills	Garden	Apr-05	Austin, TX	1982	100	1,188	2,631	3,529	1,229	6,119	7,348	(2,237)	5,111	3,171
Plummer Village	Mid Rise	Mar-02	North Hills, CA	1983	75	624	2,647	1,637	667	4,241	4,908	(1,968)	2,940	2,560
Portner Place	Town Home	Jan-06	Washington, DC	1980	48	697	3,753	142	697	3,895	4,592	(431)	4,161	6,348
Post Street Apartments	High Rise	Jan-06	Yonkers, NY	1930	56	148	3,315	461	148	3,776	3,924	(2,407)	1,517	1,518
Pride Gardens	Garden	Dec-97	Flora, MS	1975	76	102	1,071	1,753	102	2,824	2,926	(1,586)	1,340	1,062
Rancho California	Garden	Jan-06	Temecula, CA	1984	55	488	5,462	307	488	5,769	6,257	(3,035)	3,222	4,480
Ridgewood Towers	High Rise	Mar-02	East Moline, IL	1977	140	698	2,803	818	698	3,621	4,319	(1,418)	2,901	1,418
River Village	High Rise	Jan-06	Flint, MI	1980	340	1,756	13,877	3,599	1,756	17,476	19,232	(11,075)	8,157	6,929
River’s Edge	Town Home	Jan-06	Greenville, MI	1983	49	311	2,097	391	311	2,488	2,799	(1,731)	1,068	521
Riverwoods	High Rise	Jan-06	Kankakee, IL	1983	125	590	4,932	3,475	598	8,399	8,997	(1,678)	7,319	4,702
Round Barn	Garden	Mar-02	Champaign, IL	1979	156	947	5,134	5,764	810	11,035	11,845	(2,565)	9,280	5,078
San Jose Apartments	Garden	Sep-05	San Antonio, TX	1970	220	404	5,770	11,459	234	17,399	17,633	(4,471)	13,162	5,069
San Juan Del Centro	Mid Rise	Sep-05	Boulder, CO	1971	150	243	7,110	12,574	438	19,489	19,927	(5,060)	14,867	11,259
Sandy Hill Terrace	High Rise	Mar-02	Norristown, PA	1980	175	1,650	6,599	2,874	1,650	9,473	11,123	(3,341)	7,782	3,351
Sandy Springs	Garden	Mar-05	Macon, GA	1979	74	366	1,522	1,451	366	2,973	3,339	(1,876)	1,463	1,894
Santa Maria	Garden	Jan-10	San German, PR	1983	86	368	2,087	—	368	2,087	2,455	(390)	2,065	2,343
School Street	Mid Rise	Jan-06	Taunton, MA	1920	75	219	4,335	670	219	5,005	5,224	(2,890)	2,334	2,116
Shoreview	Garden	Oct-99	San Francisco, CA	1976	156	1,498	19,071	18,772	1,476	37,865	39,341	(16,745)	22,596	17,391
South Bay Villa	Garden	Mar-02	Los Angeles, CA	1981	80	663	2,770	4,383	1,352	6,464	7,816	(4,055)	3,761	3,018
St. George Villas	Garden	Jan-06	St. George, SC	1984	40	86	1,025	147	86	1,172	1,258	(822)	436	483
Stonegate Apts	Mid Rise	Jul-09	Indianapolis, IN	1920	52	255	3,610	353	255	3,963	4,218	(920)	3,298	1,931
Sumler Terrace	Garden	Jan-06	Norfolk, VA	1976	126	215	4,400	671	215	5,071	5,286	(3,836)	1,450	1,191
Summit Oaks	Town Home	Jan-06	Burke, VA	1980	50	382	4,930	311	382	5,241	5,623	(1,513)	4,110	3,189
Suntree	Garden	Jan-06	St. Johns, MI	1980	121	403	6,488	2,012	403	8,500	8,903	(4,744)	4,159	530
Tabor Towers	Mid Rise	Jan-06	Lewisburg, WV	1979	84	163	3,360	384	163	3,744	3,907	(2,263)	1,644	1,906
Tamarac Apartments I	Garden	Nov-04	Woodlands, TX	1980	144	140	2,775	3,650	363	6,202	6,565	(2,451)	4,114	4,117
Tamarac Apartments II	Garden	Nov-04	Woodlands, TX	1980	156	142	3,195	4,064	266	7,135	7,401	(2,786)	4,615	4,460
Terraces	Mid Rise	Jan-06	Kettering, OH	1979	102	1,561	2,815	1,126	1,561	3,941	5,502	(2,652)	2,850	2,472
Terry Manor	Mid Rise	Oct-05	Los Angeles, CA	1977	170	1,775	5,848	6,674	1,997	12,300	14,297	(5,810)	8,487	6,859
Tompkins Terrace	Garden	Oct-02	Beacon, NY	1974	193	872	6,827	13,333	872	20,160	21,032	(4,632)	16,400	8,211
Trestletree Village	Garden	Mar-02	Atlanta, GA	1981	188	1,150	4,655	1,838	1,150	6,493	7,643	(2,355)	5,288	2,793
Underwood Elderly	High Rise	Jan-10	Hartford, CT	1982	136	2,274	7,238	580	2,274	7,818	10,092	(3,380)	6,712	6,203
Underwood Family	Town Home	Jan-10	Hartford, CT	1982	25	830	1,505	44	830	1,549	2,379	(729)	1,650	1,582
University Square	High Rise	Mar-05	Philadelphia, PA	1978	442	702	12,201	12,809	702	25,010	25,712	(9,800)	15,912	18,405
Van Nuys Apartments	High Rise	Mar-02	Los Angeles, CA	1981	299	4,253	21,226	20,286	3,575	42,190	45,765	(7,748)	38,017	22,224
Verdes Del Oriente	Garden	Jan-10	San Pedro, CA	1976	113	1,100	7,044	105	1,100	7,149	8,249	(2,841)	5,408	5,471
Vicente Geigel Polanco	Garden	Jan-10	Isabela, PR	1983	80	361	2,044	—	361	2,044	2,405	(203)	2,202	2,277
Victory Square	Garden	Mar-02	Canton, OH	1975	81	215	889	719	215	1,608	1,823	(728)	1,095	833
Villa de Guadalupe	Garden	Jan-10	San Jose, CA	1982	101	1,770	8,456	31	1,770	8,487	10,257	(3,517)	6,740	6,980
Village Oaks	Mid Rise	Jan-06	Catonsville, MD	1980	181	2,127	5,188	1,895	2,127	7,083	9,210	(4,997)	4,213	4,252
Village of Kaufman	Garden	Mar-05	Kaufman, TX	1981	68	370	1,606	689	370	2,295	2,665	(846)	1,819	1,843
Villas of Mount Dora	Garden	Jan-10	Mt. Dora, FL	1979	70	323	1,828	—	323	1,828	2,151	(156)	1,995	1,704
Vista Park Chino	Garden	Mar-02	Chino, CA	1983	40	380	1,521	440	380	1,961	2,341	(776)	1,565	3,120

						(2)		(3)
		(1)				Initial Cost		Cost Capitalized	December 31, 2010
	Property	Date		Year	Number		Buildings and	Subsequent to		Buildings and	(4)	Accumulated	Total Cost
Property Name	Type	Consolidated	Location	Built	of Units	Land	Improvements	Consolidation	Land	Improvements	Total	Depreciation (AD)	Net of AD	Encumbrances

Wah Luck House	High Rise	Jan-06	Washington, DC	1982	153	—	8,690	553	—	9,243	9,243	(2,723)	6,520	8,613
Walnut Hills	High Rise	Jan-06	Cincinnati, OH	1983	198	888	5,608	5,176	826	10,846	11,672	(2,599)	9,073	5,600
Wasco Arms	Garden	Mar-02	Wasco, CA	1982	78	625	2,519	1,050	625	3,569	4,194	(1,564)	2,630	3,103
Washington Square West	Mid Rise	Sep-04	Philadelphia, PA	1982	132	555	11,169	6,078	582	17,220	17,802	(9,279)	8,523	3,824
Westwood Terrace	Mid Rise	Mar-02	Moline, IL	1976	97	720	3,242	664	720	3,906	4,626	(1,356)	3,270	1,488
White Cliff	Garden	Mar-02	Lincoln Heights, OH	1977	72	215	938	446	215	1,384	1,599	(639)	960	996
Whitefield Place	Garden	Apr-05	San Antonio, TX	1980	80	223	3,151	2,570	219	5,725	5,944	(2,387)	3,557	2,226
Wilkes Towers	High Rise	Mar-02	North Wilkesboro, NC	1981	72	410	1,680	514	410	2,194	2,604	(845)	1,759	1,870
Willow Wood	Garden	Mar-02	North Hollywood, CA	1984	19	1,051	840	208	1,051	1,048	2,099	(350)	1,749	1,057
Winnsboro Arms	Garden	Jan-06	Winnsboro, SC	1978	60	272	1,697	298	272	1,995	2,267	(1,572)	695	112
Winter Gardens	High Rise	Mar-04	St Louis, MO	1920	112	300	3,072	4,489	300	7,561	7,861	(1,531)	6,330	3,732
Woodcrest	Garden	Dec-97	Odessa, TX	1972	80	41	229	718	41	947	988	(788)	200	430
Woodland	Garden	Jan-06	Spartanburg, SC	1972	100	182	663	1,438	182	2,101	2,283	(590)	1,693	—
Woodland Hills	Garden	Oct-05	Jackson, MI	1980	125	541	3,875	4,275	321	8,370	8,691	(3,584)	5,107	3,589
Woodlands	Garden	Jan-10	Whistler, AL	1983	50	213	2,277	29	213	2,306	2,519	(765)	1,754	1,540

Total Affordable Properties					20,236	126,069	875,739	428,636	125,051	1,305,393	1,430,444	(511,612)	918,832	732,992

Other (5)					—	1,038	2,470	3,693	2,064	5,140	7,204	(2,924)	4,280	—

Total Continuing Operations					85,125	2,051,827	4,530,201	2,626,330	2,108,024	7,100,337	9,208,361	(2,821,935)	6,386,426	5,345,749

Discontinued Operations:
Conventional Properties:
Breakers, The	Garden	Oct-98	Daytona Beach, FL	1985	208	1,008	5,507	3,349	1,008	8,856	9,864	(4,261)	5,603	6,207
Colonnade Gardens	Garden	Oct-97	Phoenix, AZ	1973	196	766	4,346	3,011	766	7,357	8,123	(4,004)	4,119	1,464
Ferntree	Garden	Mar-01	Phoenix, AZ	1968	219	2,078	13,752	3,462	2,079	17,213	19,292	(7,186)	12,106	6,977
Fisherman’s Village	Garden	Jan-06	Indianapolis, IN	1982	328	2,156	9,936	3,023	2,156	12,959	15,115	(7,618)	7,497	6,350
Hampden Heights	Garden	Jan-00	Denver, CO	1973	376	3,224	12,905	6,885	3,453	19,561	23,014	(9,518)	13,496	13,639
Lamplighter Park	Garden	Apr-00	Bellevue, WA	1967	174	2,225	9,272	4,513	2,225	13,785	16,010	(7,046)	8,964	10,444
One Lytle Place	High Rise	Jan-00	Cincinnati ,OH	1980	231	2,662	21,800	12,916	2,662	34,716	37,378	(14,193)	23,185	15,450
Sun River Village	Garden	Oct-99	Tempe ,AZ	1981	334	2,367	13,303	4,157	2,367	17,460	19,827	(9,273)	10,554	10,467
Timbertree	Garden	Oct-97	Phoenix, AZ	1979	387	2,292	13,000	6,728	2,292	19,728	22,020	(10,752)	11,268	4,062
Westway Village	Garden	May-98	Houston, TX	1977	326	2,921	11,384	3,503	2,921	14,887	17,808	(7,395)	10,413	7,677

Total Conventional Properties:					2,779	21,699	115,205	51,547	21,929	166,522	188,451	(81,246)	107,205	82,737

Affordable Properties:
Brittany Apartments	Garden	Jan-10	Raytown, MO	1971	144	465	2,635	—	465	2,635	3,100	(194)	2,906	2,138
Calvert City	Garden	Jan-10	Calvert City, KY	1980	60	128	694	11	128	705	833	(663)	170	711
Clisby Towers	Mid Rise	Jan-06	Macon, GA	1980	52	524	1,970	272	524	2,242	2,766	(1,736)	1,030	881
Club, The	Garden	Jan-06	Lexington, NC	1972	87	498	2,128	688	498	2,816	3,314	(2,142)	1,172	235
Delhaven Manor	Mid Rise	Mar-02	Jackson, MS	1983	104	575	2,304	2,046	575	4,350	4,925	(1,923)	3,002	3,625
Fairburn and Gordon I	Garden	Jan-10	Atlanta, GA	1969	102	143	1,941	292	143	2,233	2,376	(1,509)	867	—
Fairburn and Gordon II	Garden	Jan-06	Atlanta, GA	1969	58	439	1,360	484	439	1,844	2,283	(1,568)	715	—
Georgetown Woods	Garden	Jan-10	Indianapolis, IN	1993	90	375	2,125	—	375	2,125	2,500	(175)	2,325	2,118
Madisonville	Garden	Jan-10	Madisonville, KY	1981	60	73	367	86	73	453	526	(498)	28	589
Northlake Village	Garden	Oct-00	Lima, OH	1971	150	487	1,317	1,886	487	3,203	3,690	(1,987)	1,703	—
Oakbrook	Garden	Jan-08	Topeka, KS	1979	170	550	2,915	885	550	3,800	4,350	(773)	3,577	2,636
Oswego Village	Garden	Jan-10	Columbia, PA	1979	68	392	2,221	—	392	2,221	2,613	(140)	2,473	1,395
Park — Joplin Apartments	Garden	Oct-07	Joplin, MO	1974	192	1,154	5,539	402	1,154	5,941	7,095	(924)	6,171	3,165
Rosedale Court Apartments	Garden	Mar-04	Dawson Springs, KY	1981	40	194	1,177	222	194	1,399	1,593	(612)	981	858
Sherman Hills	High Rise	Jan-06	Wilkes-Barre, PA	1976	344	2,039	15,549	1,560	2,036	17,111	19,147	(13,910)	5,237	2,686
Springfield Villas	Garden	Oct-07	Lockhart, TX	1999	32	—	1,153	86	—	1,239	1,239	(44)	1,195	828
Vintage Crossing	Town Home	Mar-04	Cuthbert, GA	1985	50	188	1,058	571	188	1,629	1,817	(1,051)	766	1,614
Wickford	Garden	Mar-04	Henderson, NC	1983	44	247	946	198	247	1,144	1,391	(493)	898	1,441
Wilderness Trail	High Rise	Mar-02	Pineville, KY	1983	124	1,010	4,048	739	1,010	4,787	5,797	(1,391)	4,406	4,377

Total Affordable Properties					1,971	9,481	51,447	10,428	9,478	61,877	71,355	(31,733)	39,622	29,297

Total Discontinued Operations					4,750	31,180	166,652	61,975	31,407	228,397	259,804	(112,977)	146,827	112,034

Total					89,875	$2,083,007	$4,696,853	$2,688,305	$2,139,431	$7,328,734	$9,468,165	$(2,934,912)	$6,533,253	$5,457,783

(1)	Date we acquired the property or first consolidated the partnership which owns the property.

(2)	Initial cost includes the tendering costs to acquire the minority interest share of our consolidated real estate partnerships.

(3)	Costs capitalized subsequent to consolidation includes costs capitalized since acquisition or first consolidation of the partnership/property.

(4)	The aggregate cost of land and depreciable property for federal income tax purposes was approximately $3.8 billion at December 31, 2010.

(5)	Other includes land parcels, commercial properties and other related costs. We exclude such properties from our residential unit counts.

SCHEDULE III: REAL ESTATE AND ACCUMULATED DEPRECIATION
For the Years Ended December 31, 2010, 2009 and 2008
(In Thousands)

	2010	2009	2008
Real Estate
Balance at beginning of year	$9,718,978	$11,000,496	$12,420,200
Additions during the year:
Newly consolidated assets and acquisition of limited partnership interests (1)	69,410	19,683	31,447
Acquisitions	—	—	107,445
Capital additions	175,329	275,444	665,233
Deductions during the year:
Casualty and other write-offs (2)	(15,865)	(43,134)	(130,595)
Sales	(479,687)	(1,533,511)	(2,093,234)

Balance at end of year	$9,468,165	$9,718,978	$11,000,496

Accumulated Depreciation
Balance at beginning of year	$2,723,844	$2,815,497	$3,047,716
Additions during the year:
Depreciation	422,099	478,550	497,395
Newly consolidated assets and acquisition of limited partnership interests (1)	(12,348)	(2,763)	(22,256)
Deductions during the year:
Casualty and other write-offs	(4,831)	(5,200)	(1,838)
Sales	(193,852)	(562,240)	(705,520)

Balance at end of year	$2,934,912	$2,723,844	$2,815,497

(1)	Includes the effect of newly consolidated assets, acquisition of limited partnership interests and related activity.

(2)	Casualty and other write-offs in 2008 include impairments totaling $91.1 million related to our Lincoln Place and Pacific Bay Vistas properties.